A U D I T E D  S T A T U T O R Y - B A S I S  F I N A N C I A L

S T A T E M E N T S

John Hancock Life Insurance Company of New York

For the Years Ended December 31, 2023, 2022 and 2021

With Report of Independent Auditors

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

YEARS ENDED DECEMBER 31, 2023, 2022 and 2021

Report of Independent Auditors

The Board of Directors and Stockholder

John Hancock Life Insurance Company of New York

Opinion

We have audited the statutory-basis financial statements of John Hancock Life Insurance Company of New York (the Company), which comprise the balance sheets as of December 31, 2023 and 2022, and the related statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 2023, and the related notes to the financial statements (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2023 and 2022, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2023, on the basis of accounting described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2023 and 2022, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2023.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ernst & Young LLP
Boston, Massachusetts
April 3, 2024

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

BALANCE SHEETS—STATUTORY-BASIS

	December 31,
	2023	2022
(in millions)

Admitted assets
Cash and invested assets:
Bonds	$6,116	$6,167
Stocks:
Preferred stocks	17	15
Common stocks	82	64
Mortgage loans on real estate	588	624
Real estate:
Investment properties	247	241
Cash, cash equivalents and short-term investments	54	73
Policy loans	194	138
Derivatives	341	399
Receivable for securities	-	1
Other invested assets	731	778
Total cash and invested assets	8,370	8,500
Investment income due and accrued	77	69
Premiums due	4	6
Amounts recoverable from reinsurers	37	17
Funds held by or deposited with reinsured companies	703	751
Net deferred tax asset	92	124
Other reinsurance receivable	30	28
Amounts due from affiliates	324	278
Other assets	6	6
Assets held in separate accounts	8,024	7,348
Total admitted assets	$17,667	$17,127

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

BALANCE SHEETS—STATUTORY-BASIS

	December 31,
	2023	2022
(in millions)

Liabilities and capital and surplus
Liabilities:
Policy and contract obligations:
Policy reserves	$6,538	$6,602
Policyholders’ and beneficiaries’ funds	197	210
Dividends payable to policyholders	10	4
Policy benefits in process of payment	28	-
Other amount payable on reinsurance	56	82
Total policy and contract obligations	6,829	6,898
Payable to parent and affiliates	18	30
Transfers to (from) separate account due or accrued, net	(13)	(15)
Asset valuation reserve	179	187
Reinsurance in unauthorized companies	40	110
Funds withheld from unauthorized reinsurers	314	331
Interest maintenance reserve	531	559
Current federal income taxes payable	5	13
Derivatives	208	237
Payables for collateral on derivatives	61	81
Payables for securities	2	31
Other general account obligations	58	96
Obligations related to separate accounts	8,024	7,348
Total liabilities	16,256	15,906

Capital and surplus:
Common stock (par value $1; 3,000,000 shares authorized; 2,000,003 shares issued and outstanding at December 31, 2023 and 2022)	2	2
Paid-in surplus	913	913
Unassigned surplus	496	306
Total capital and surplus	1,411	1,221
Total liabilities and capital and surplus	$17,667	$17,127

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF OPERATIONS—STATUTORY-BASIS

	Years Ended December 31,
	2023	2022	2021
(in millions)

Premiums and other revenues:
Life and annuity premiums, net	$919	$(223)	$1,006
Consideration for supplementary contracts with life contingencies	16	8	9
Net investment income	332	353	410
Amortization of interest maintenance reserve	21	23	24
Commissions and expense allowance on reinsurance ceded	28	(40)	20
Reserve adjustment on reinsurance ceded	(116)	1,128	-
Separate account administrative and contract fees	94	97	109
Other revenue	29	26	32
Total premiums and other revenues	1,323	1,372	1,610

Benefits paid or provided:
Death, surrender and other contract benefits, net	1,357	1,347	1,690
Annuity benefits	94	134	145
Disability benefits	2	1	1
Interest and adjustments on policy or deposit-type funds	2	7	7
Payments on supplementary contracts with life contingencies	7	7	7
Increase (decrease) in life and annuity reserves	(64)	3	215
Total benefits paid or provided	1,398	1,499	2,065

Insurance expenses and other deductions:
Commissions and expense allowance on reinsurance assumed	49	53	72
General expenses	39	38	52
Insurance taxes, licenses and fees	12	15	13
Net transfers to (from) separate accounts	(426)	(262)	(712)
Investment income ceded	50	15	19
Other (income) deductions	(102)	(197)	(71)
Total insurance expenses and other deductions	(378)	(338)	(627)

Income (loss) from operations before dividends to policyholders, federal income taxes and net realized capital gains (losses)	303	211	172
Dividends to policyholders	14	11	9
Income (loss) from operations before federal income taxes and net realized capital gains (losses)	289	200	163
Federal income tax expense (benefit)	(32)	29	7
Income (loss) from operations before net realized capital gains (losses)	321	171	156

Net realized capital gains (losses)	(22)	42	(14)
Net income (loss)	$299	$213	$142

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS—STATUTORY-BASIS

	Common Stock	Paid-in Surplus	Unassigned Surplus (Deficit)	Total Capital and Surplus
(in millions)

Balances at January 1, 2021	$2	$913	$298	$1,213
Net income (loss)			142	142
Change in net unrealized capital gains (losses)			(55)	(55)
Change in net deferred income tax			7	7
Decrease (increase) in non-admitted assets			(11)	(11)
Change in liability for reinsurance in unauthorized reinsurance			(8)	(8)
Decrease (increase) in asset valuation reserves			36	36
Change in surplus as a result of reinsurance			(5)	(5)
Other adjustments, net			1	1
Balances at December 31, 2021	2	913	405	1,320

Net income (loss)			213	213
Change in net unrealized capital gains (losses)			(141)	(141)
Change in net deferred income tax			(8)	(8)
Decrease (increase) in non-admitted assets			(17)	(17)
Change in liability for reinsurance in unauthorized reinsurance			(87)	(87)
Decrease (increase) in asset valuation reserves			11	11
Dividend paid to Parent			(100)	(100)
Change in surplus as a result of reinsurance			30	30
Balances at December 31, 2022	2	913	306	1,221

Net income (loss)			299	299
Change in net unrealized capital gains (losses)			(40)	(40)
Change in net deferred income tax			(38)	(38)
Decrease (increase) in non-admitted assets			(3)	(3)
Change in liability for reinsurance in unauthorized reinsurance			70	70
Decrease (increase) in asset valuation reserves			8	8
Dividend paid to Parent			(100)	(100)
Change in surplus as a result of reinsurance			(6)	(6)
Balances at December 31, 2023	$2	$913	$496	$1,411

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CASH FLOW—STATUTORY-BASIS

	Years Ended December 31,
	2023	2022	2021

(in millions)

Operations
Premiums and other considerations collected, net of reinsurance	$936	$937	$1,017
Net investment income received	330	371	422
Separate account fees	94	97	109
Commissions and expenses allowance on reinsurance ceded	22	(10)	15
Miscellaneous income	43	41	61
Benefits and losses paid	(1,595)	(1,481)	(1,883)
Net transfers from (to) separate accounts	428	265	715
Commissions and expenses (paid) recovered	(14)	73	(57)
Dividends paid to policyholders	(9)	(12)	(12)
Federal and foreign income and capital gain taxes (paid) recovered	(15)	(26)	(121)
Net cash provided by operating activities	220	255	266

Investment activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	482	1,438	3,475
Stocks	10	3	49
Mortgage loans on real estate	56	87	117
Other invested assets	73	107	192
Derivatives	11	76	-
Total investment proceeds	632	1,711	3,833

Cost of investments acquired:
Bonds	436	1,847	3,923
Stocks	24	-	5
Mortgage loans on real estate	21	52	94
Real estate	10	10	4
Other invested assets	50	26	79
Derivatives	-	-	29
Total cost of investments acquired	541	1,935	4,134
Net increase (decrease) in receivable/payable for securities and collateral on derivatives	(48)	80	(15)
Net (increase) decrease in policy loans	(56)	(3)	(7)
Net cash provided by (used in) investment activities	(13)	(147)	(323)

Financing and miscellaneous activities
Net deposits (withdrawals) on deposit-type contracts	(12)	(11)	(5)
Repurchase Agreements	(31)	31	-
Dividend paid to parent	(100)	(100)	-
Other cash provided (applied)	(83)	28	72
Net cash provided by (used in) financing and miscellaneous activities	(226)	(52)	67

Net increase (decrease) in cash, cash equivalents and short-term investments	(19)	56	10
Cash, cash equivalents and short-term investments at beginning of year	73	17	7
Cash, cash equivalents and short-term investments at end of year	$54	$73	$17

Non-cash activities during the year:
Bonds transfer of assets	$-	$-	$10
Mortgage loans transfer of assets	-	-	(10)

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. Organization and Nature of Operations

John Hancock Life Insurance Company of New York (the “Company”) is a life insurance company organized on February 10, 1992 under the laws of the State of New York. The New York State Department of Financial Services (the “Insurance Department”) granted the Company a license to operate on July 22, 1992. The Company is a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (“JHUSA”). JHUSA is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company provides a wide range of financial protection and wealth management products and services to both individual and institutional customers. Through its insurance operations, the Company offers a variety of individual life insurance products that are distributed through multiple distribution channels, including insurance agents, brokers, banks, and financial planners. The Company also offers a variety of retirement products to retirement plans. The Company distributes these products through multiple distribution channels, including insurance agents and affiliated brokers, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks.

Pursuant to a distribution agreement with the Company, John Hancock Distributors LLC (“JHD”), a registered broker-dealer and a wholly-owned subsidiary of JHUSA, acts as the principal underwriter of variable life contracts and other products issued by the Company.

2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known and may impact the amounts reported and disclosed herein.

Basis of Presentation

These financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of practices prescribed or permitted by the State of New York. The New York Superintendent of the Insurance Department (the “Superintendent”) has the authority to prescribe or permit other specific practices that deviate from prescribed practices. NAIC SAP practices differ from accounting principles generally accepted in the United States (“GAAP”) as described below.

Investments: Investments in bonds not backed by other loans are principally stated at amortized cost using the constant yield (interest) method. Bonds can also be stated at the lesser of amortized cost or fair value based on their NAIC designated rating. Non-redeemable preferred stocks, which have characteristics of equity securities, are reported at cost or lower of cost or market value as determined by the Securities Valuation Office of the NAIC (“SVO”) rating, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes. Redeemable preferred stocks, which have characteristics of debt securities and are rated as medium quality or better, are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost, or fair value.

For bonds other than loan-backed and structured securities, the Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. The Company recognizes other-than-temporary impairment losses on bonds with unrealized losses when the entity does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. Declines in value due to credit difficulties are also considered to be other-than-temporarily impaired when the Company does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. The entire difference between amortized cost and fair value on such bonds with credit difficulties is recognized as an impairment loss in income.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Loan-backed and structured securities (i.e., collateralized mortgage obligations) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discounts or amortization of premiums of such securities using either the retrospective or prospective methods. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities and such securities with NAIC designations of 3-6, which are valued using the prospective method. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the present value of estimated future cash flows using the original effective interest rate inherent in the security.

Common stocks are primarily reported at fair value based on quoted market prices and the related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustment for federal income taxes. There are no restrictions on common and preferred stocks.

Non-insurance subsidiaries, which have significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity. Non-insurance subsidiaries, which have no significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity, including the admitted portion of goodwill. Dividends from subsidiaries are included in net investment income. The remaining net change in the subsidiaries’ equity is included in the change in net unrealized capital gains (losses).

Realized capital gains (losses) on sales of securities are recognized using the first in, first out (“FIFO”) method. The cost basis of bonds, common and preferred stocks, and other invested assets is adjusted for impairments in value deemed to be other-than-temporary and such adjustments are reported as a component of net realized capital gains (losses).

Mortgage loans on real estate are reported at unpaid principal balances, less an allowance for impairments. Valuation allowances, if necessary, are established for mortgage loans on real estate based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable and the impairment is other-than-temporary, the mortgage loan is written down and a realized loss is recognized.

Real estate held for the production of income is reported at depreciated cost, net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost. Short-term investments include investments with maturities of one year or less and greater than three months at the date of acquisition and are principally stated at amortized cost.

Policy loans are reported at unpaid principal balances.

Derivative instruments that meet the criteria to qualify for hedge accounting are accounted for in a manner consistent with the item hedged (i.e., amortized cost or fair value with the related net unrealized capital gains (losses) reported in unassigned surplus along with any adjustment for federal income taxes). Derivative instruments that are entered into for other hedging purposes, also known as economic hedges, do not meet the criteria to qualify for hedge accounting. These derivative instruments are accounted for at fair value, and the related changes in fair value are recognized as net unrealized capital gains (losses) reported in unassigned surplus, net of any adjustments for federal income taxes. Embedded derivatives are not accounted for separately from the host contract.

Other invested assets consist of ownership interests in partnerships and limited liability companies (“LLCs”) which are carried based on the underlying audited GAAP equity, with the exception of affordable housing tax credit properties, which are carried at amortized cost. The related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustments for federal income taxes. The Company records its share of income using the most recent financial information available, which is generally on a three month lag. Depending on the timing of receipt of the audited financial statements of these other invested assets, the investee level financial data may be up to one year in arrears.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Interest Maintenance and Asset Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains (losses) on sales of fixed income investments, principally bonds and mortgage loans, and interest-related hedging activities that are attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. That net deferral is reported as the interest maintenance reserve (“IMR”) in the accompanying Balance Sheets. Realized capital gains (losses) are reported in income, net of federal income tax and transferred to the IMR. Interest rate swaps and swaptions supporting our Variable Annuities dynamic hedging program are not in an accounting hedge relationship and any realized capital gains (losses) on these sold interest rate swaps and swaptions are not deferred to IMR. The asset valuation reserve (“AVR”) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company.

Goodwill: Goodwill is admitted subject to an aggregate limitation of 10% of the capital and surplus in the most recently filed quarterly statement, excluding electronic data processing (“EDP”) equipment, operating system software, net deferred tax assets, and net positive goodwill. Goodwill is amortized over the period the Company benefits economically, not to exceed 10 years. Goodwill is reported in other invested assets in the Balance Sheets.

Separate Accounts: Separate account assets and liabilities reported in the accompanying Balance Sheets represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contract holder, rather than the Company, bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts are generally reported at fair value. The operations of the separate accounts are not included in the Statements of Operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other revenue. Fees charged to contract holders, principally mortality, policy administration, and surrender charges are included in separate account administrative and contract fees. The assets in the separate accounts are not pledged to others as collateral or otherwise restricted. For the years ended December 31, 2023, 2022 and 2021, there were no gains (losses) on transfers of assets from the general account to the separate account.

Nonadmitted Assets: Certain assets designated as nonadmitted, principally deferred income taxes, the Company’s investment in John Hancock Variable Trust Advisers LLC (“JHVTA”) (formerly John Hancock Investment Management Services, LLC), an affiliated company, other invested assets, furniture and equipment, prepaid expenses, and other assets not specifically identified as admitted assets within the NAIC SAP are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred.

Policy Reserves: Reserves for life, annuity, and deposit-type contracts are developed by actuarial methods and are determined based on interest rates, mortality tables and valuation methods prescribed by the NAIC that will provide, in the aggregate, reserves that are greater than or equal to the maximum of guaranteed policy cash values or the amounts required by the Superintendent.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

●

The Company waives deduction of deferred fractional premiums on the death of lives insured and annuity contract holders and returns any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. At December 31, 2023 and 2022, the Company held reserves of $ 360 million and $ 404 million, respectively, on insurance in-force amounts for which gross premiums were less than net premiums according to the standard of valuation set by the State of New York.

●	At December 31, 2023 and 2022, the Company held reserves of $600 million and $800 million, respectively, as a result of asset adequacy testing (“AAT”).

●

Reserves for individual life insurance policies are maintained using the 1941, 1958, 1980, 2001 and 2017 Commissioner’s Standard Ordinary Mortality Tables and using principally the Commissioner’s Reserve Valuation Method. In 2020, the New York State Department of Financial Services (“NY DFS”) adopted Insurance Regulation 213 (“Reg 213”) amendments, introducing the NY DFS’s version of principle-based reserving (“PBR”) for companies filing in New York. The Company received approval for a 1-year deferral on PBR implementation for Permanent Life policies. At December 31, 2021, PBR has been implemented for Term Life, Permanent Life and Variable Annuity policies.

●

Annuity and supplementary contracts with life contingency reserves are based principally on the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971, 1983 and 1994, the 1971 and 1983 Individual Annuity Mortality Tables, the A-2000 Individual Annuity Mortality Table, and the 2012 Individual Annuity Reserving Mortality Table.

●	Liabilities related to policyholder funds left on deposit with the Company are generally equal to fund balances.

●

For life insurance, the calendar year exact method is used to calculate the reserve at December 31, 2023 and 2022. Reserves at December 31, 2023 and 2022 are calculated based on the rated age. For certain policies with substandard table ratings, substandard multiple extras are applied via the Lotter method.

●

Tabular interest, tabular less actual reserve released, and tabular costs have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one percent of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the valuation year.

●

From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to unassigned surplus.

●

Reserves for variable deferred annuity contracts are calculated in accordance with NY DFS Reg 213 §103.6. The reserve is calculated using stochastic scenarios and assumptions set by the Company, subject to two reserve floors, one based on a standardized calculation using prescribed stochastic scenarios and assumptions, the other using a prescribed, standard scenario.

Reinsurance: Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the insurer.

Premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves, and claim liabilities have been reported as reductions of these items.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company records a liability for unsecured policy reserves ceded to reinsurers not authorized in the State of New York to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves. Commissions and expense allowances allowed by reinsurers on business ceded are reported as income when received. Investment income ceded includes separate account fee income, net investment income and realized investment and other gains (losses), which was ceded to the affiliated reinsurers. NAIC SAP prescribes that no gain be recognized upon inception of a reinsurance treaty. The initial gain is recorded directly to unassigned surplus and released into income over the life of the treaty.

Federal Income Taxes: Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense is reported in the Statements of Operations as federal income tax expense if resulting from operations and within net realized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within various lines within surplus. The provision for federal and foreign income taxes incurred in the Statements of Operations is different from that which would be obtained by applying the statutory federal income tax rate to income before income tax (including realized capital gains). For additional information, see the Federal Income Taxes Note for reconciliation of effective tax rate.

Participating Insurance and Policyholder Dividends: Participating business which is assumed from JHUSA, represented approximately 13% and 14% of the Company’s aggregate reserve for group fixed annuity and life contracts at December 31, 2023 and 2022, respectively. The amount of policyholders’ dividends to be paid is approved annually by JHUSA’s Board of Directors. Policyholder dividends are recognized when declared rather than over the term of the related policies. The determination of the amount of policyholders’ dividends is complex and varies by policy type. In general, the aggregate amount of policyholders’ dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by the Company.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the Statements of Cash Flow represent movements of cash and highly liquid debt investments with initial maturities of one year or less.

Premiums and Benefits: Premiums for whole, term, and universal life, annuity policies, and group annuity contracts with any mortality and morbidity risk are recognized as revenue when due. Revenues for universal life and annuity policies with mortality or morbidity risk consist of the entire premium received. Premiums received for variable universal life, as well as annuity policies and group annuity contracts without mortality or morbidity risk are recorded using deposit accounting and are credited directly to an appropriate policy reserve account, without recognizing premium revenue. Benefits incurred represent the total of death benefits paid, annuity benefits paid and the change in policy reserves.

Policy and Contract Claims: Policy and contract claims are determined on an individual-case basis for reported losses. Estimates of incurred but not reported losses are developed on the basis of past experience.

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives knowledge of an insurance insolvency.

Variances Between NAIC SAP and GAAP: The more significant variances from GAAP are: (a) bonds would generally be reported at fair value; (b) changes in the fair value of derivative financial instruments would generally be reported as revenue unless deemed an effective hedge; (c) embedded derivatives would be bifurcated from the underlying contract or security and accounted for separately at fair value; (d) income recognition on partnerships and LLCs, which are accounted for under the equity method, would not be limited to the amount of cash distribution; (e) majority-owned noninsurance subsidiaries, variable interest entities where the Company is the primary beneficiary, and certain other controlled entities would be consolidated; (f) changes in the balances of deferred income taxes would generally be included in net income; (g) market value adjusted (“MVA”) annuity products would be reported in the general account of the Company; (h) all assets, subject to valuation allowances, would be recognized; (i) reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates of future mortality, morbidity, persistency and interest; (j) reinsurance ceded, unearned ceded premium and unpaid ceded claims would be reported as an asset; (k) AVR and the IMR would not be recorded; (l) changes to the mortgage loan valuation allowance would be reported in income; (m) surplus notes would be reported as liabilities; (n) premiums received in excess of policy charges for universal life and annuity policies would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values; (o) certain acquisition costs, such as commissions and other variable costs, directly related to acquiring

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

new business are charged to current operations as incurred, would generally be capitalized and amortized based on profit emergence over the expected life of the policies or over the premium payment period; (p) changes in unrealized capital gains (losses) and foreign currency translations would be presented as other comprehensive income; and (q) lease liabilities would be recognized for future cash flows of leases, with offsetting right of use assets.

Reclassifications: Certain prior year amounts in the Company’s statutory-basis financial statements have been reclassified to conform to the current year financial statement presentation.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined, but are presumed to be material.

3. Permitted or Prescribed Statutory Accounting Practices

The financial statements of the Company are presented in conformity with accounting practices prescribed or permitted by the Insurance Department.

For determining the Company’s solvency under the State of New York’s insurance laws and regulations, the Insurance Department recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of the Company. NAIC SAP has been adopted as a component of practices prescribed or permitted by the State of New York. The Superintendent has the authority to prescribe or permit other specific practices that deviate from prescribed practices. As of December 31, 2023 and 2022, the Superintendent had not prescribed or permitted the Company to use any accounting practices that would result in the Company’s income or financial position to deviate from NAIC SAP.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

4. Accounting Changes

Accounting changes adopted to conform to the provisions of NAIC SAP are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of unassigned surplus at the beginning of the year and the amount of unassigned surplus that would have been reported at that date if the new accounting principle had been applied retrospectively.

During 2021, the NAIC Valuation of Securities Task Force (“VOSTF”) adopted changes to the Purposes and Procedures Manual of the NAIC Investment Analysis Office (“P&P Manual”) for real estate lease-backed securities, impacting the assets reclassified under the guidelines for ground lease financing transactions. As a result, the Company reclassified $10 million from mortgage loans to bonds. The reclassifications had no material impact on the Company’s financial position, results of operations, financial statement disclosures and Risk-Based Capital.

Adoption of New Accounting Standards

Effective December 31, 2023, the NAIC adopted INT 23-04T: Scottish Re Life Reinsurance Liquidations (“Scottish Re Guidance”) that provides accounting and reporting guidance for ceding entities with the life reinsurance counterparty Scottish Re, which is in liquidation. The Scottish Re Guidance was developed after the NAIC received questions from industry and regulators in respect of Scottish Re’s liquidation and guidance on impairment, reporting, and admissibility of reinsurance recoverables. Under the proposed Scottish Re Guidance, (i) unpaid claims and other amounts that are in dispute or not collateralized by a credit for reinsurance trust are nonadmitted, while (ii) (a) undisputed claims incurred before contract cancellation, and paid before the reporting period, and (b) undisputed amounts secured by a credit for reinsurance trust, in each case, may be admitted. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

During August 2023, the NAIC adopted INT 23-01T — Net Negative (Disallowed) Interest Maintenance Reserve (“IMR”) (“INT 23-01T”). INT 23-01T provides optional, limited-term guidance for the assessment of net negative (disallowed) IMR for up to 10% of adjusted general account capital and surplus. An insurer’s capital and surplus must first be adjusted to exclude certain “soft assets” including net positive goodwill, electronic data processing equipment and operating system software, net deferred tax assets and admitted net negative (disallowed) IMR. An insurer will only be able to admit the negative IMR if the insurer’s risk-based capital (“RBC”) is over 300% authorized control level after adjusting to remove the assets described above. As adopted, negative IMR may be admitted first in the insurer’s general account and then, if all disallowed IMR in the general account is admitted and the percentage limit is not reached, to the separate account proportionately between insulated and noninsulated accounts. If the insurer can demonstrate historical practice in which acquired gains from derivatives were also reversed to IMR (as liabilities) and amortized, there is no exclusion for derivatives losses. INT 23-01T was adopted by the Company in August 2023 and will be effective through December 31, 2025. To the extent the Company’s IMR balance is a net negative, the effects of INT 23-01T will be reflected in the Company’s financial position, results of operations, and financial statement disclosures.

In September 2023, the NAIC adopted INT 23-03 - Inflation Reduction Act – Corporate Alternative Minimum Tax (“CAMT”) (“INT 23-03”) for periods on and after the year-end 2023. INT 23-03 provides guidance for: 1) Companies not required to perform the CAMT calculation; 2) Companies required to do the CAMT calculation and may or may not have to pay CAMT, and 3) Companies that must perform the CAMT calculation, but have a tax sharing agreement that excludes them from paying CAMT. INT 23-03 follows existing guidance in SSAP No. 101 - Income Taxes to the extent practicable for the CAMT, includes disclosure requirements, and provides transition guidance including allowing reliance on unapproved tax sharing agreements filed by year end, with domiciliary Department of Insurance consent. The Company is assessing the impact of this guidance on the Company’s financial position, results of operations, and financial statement disclosures.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

INT 22-02: Third Quarter 2022 Reporting of the Inflation Reduction Act — CAMT (“INT 22-02”) initially provided interpretive guidance for third quarter 2022 reporting purposes. In this statutory interpretation, a consensus was reached that a reasonable estimate for the tax calculations affected by the CAMT was not determinable for reporting in the third quarter 2022 statutory-basis financial statements. Because reasonable estimates were not determinable, reporting entities did not record the effect of the CAMT in their quarterly statement blank, but they were required to make certain disclosures regarding the CAMT and the Act. Statutory Accounting Principles Working Group (“SAPWG”) subsequently revised INT 22-02 to extend its applicability to year-end 2022 and first quarter 2023 statutory-basis financial statements, with an additional disclosure requirement related to a reporting entity’s status as an applicable corporation. The revised statutory interpretation also provides an exception such that updated estimates or tax calculations affected by the Act determined after the filing date of the relevant financial statements (i.e., annual or quarterly statement blank) would not be recognized as Type I subsequent events. This exception is intended to prevent a reporting entity from having to amend its audited statutory-basis financial statements for material Type I subsequent events resulting from updated information received after the filing date of the 2022 annual statement blank related to the accounting for the enactment of the Act. INT 22-02 was automatically nullified on 15 June 2023.

On August 10, 2022, the NAIC adopted the amendments to SSAP No. 86, Derivatives, after interested parties submitted comments in favor of them. This adoption created Exhibit A, which accepts U.S. GAAP guidance with modifications for assessing hedge efficacy, and SSAP No. 86, which contains measurement technique instructions for excluded components. These changes were effective beginning January 1, 2023, and early adoption was permitted. This was adopted by the Company in 2023 and did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In May 2022, the Group Capital Calculation (“GCC”) Working Group of the NAIC adopted the 2022 GCC Instructions and Template which will be used by a number of states for year-end 2022 filings. This comes after the NAIC had previously adopted the initial GCC Instructions and Template in November 2020 along with revisions to NAIC Model Law #440, Insurance Holding Company System Regulatory Act, and Model Law #450, the Insurance Holding Company System Model Regulation with Reporting Forms and Instructions. The amendments to the models provide legislative language for states use in enabling the GCC. The purpose of the calculation is to provide additional analytical information to the lead state supervisor in charge of a group. As a wholly owned subsidiary of MFC subject to the supervision of the group’s activities on a consolidated basis, including capital adequacy, by the Canadian Insurance Regulator, the Office of the Superintendent of Financial Institutions (“OSFI”), the Company is not subject to these new capital calculations.

In April 2022, the NAIC adopted non-substantive revisions to the Statement of Statutory Accounting Principles (“SSAP”) No. 43R, Loan-Backed and Structured Securities, to reflect updated NAIC designation/NAIC designation category guidance adopted by the Valuation of Securities (E) Task Force (“VOSTF”) in October 2021 to the Purposes and Procedures Manual of the NAIC Investment Analysis Office, for residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”). The updated instructions designate that 1) modeled RMBS/CMBS tranches that do not have expected losses will be assigned an NAIC 1 Designation and a NAIC 1.A. Designation Category, and 2) financial modeling for “legacy” RMBS/CMBS securities (those that closed prior to January 1, 2013), shall continue to utilize the insurer’s carrying value for said modeling. Adoption of the new guidance happened in the ordinary course of the Company’ operations and did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

On September 22, 2017, The Bilateral Agreement Between the United States of America and the European Union (EU) on Prudential Measures Regarding Insurance and Reinsurance, known as the Covered Agreement, was signed by the United States Department of the Treasury and the US Trade Representative. The Covered Agreement includes provisions that serve to reduce reinsurance collateral requirements for certified reinsurers that are licensed and domiciled in Qualified Jurisdictions. On June 25, 2019, the NAIC Executive Committee adopted revisions to the Credit for Reinsurance Model Law (#785) and Credit for Reinsurance Model Regulation (#786), which implement the reinsurance collateral provisions of the Covered Agreements with the European Union (EU) and the United Kingdom (UK). These revisions create a new type of jurisdiction, which is called a Reciprocal Jurisdiction and eliminate reinsurance collateral requirements and local presence requirements for EU and UK reinsurers that maintain a minimum amount of own-funds equivalent to $250 million and a solvency capital requirement (SCR) of 100% under Solvency II. The revisions also provide Reciprocal Jurisdiction status for accredited U.S. jurisdictions and Qualified Jurisdictions if they meet certain requirements in the credit for reinsurance models. U.S. states were to adopt these revisions prior to September 1, 2022 or face potential federal preemption by the Federal Insurance Office. To avoid preemption, the laws were enacted prior to September 1, 2022, and must adhere exactly to the models as they have been adopted by the NAIC. On December 7, 2019, the Statutory Accounting Principles (E) Working Group adopted revisions to Appendix A-785 to incorporate the updates from the adopted Credit for Reinsurance Model Law (#785) and the Credit for Reinsurance Model Regulation (#786) that include the relevant provisions from the Covered Agreement. The State of New York enacted and adopted #785 and #786 legislation effective September 1, 2021. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In August 2016, the NAIC adopted substantive revisions to SSAP No. 51 – Life Contracts in order to allow PBR for life insurance contracts as specified in the Valuation Manual. Current statutory accounting guidance refers to existing model laws for reserving guidance which are primarily based on formulaic methodology. Also, in June 2016, the NAIC adopted updates to Appendix A-820: Minimum Life and Annuity Reserve Standards as part of the PBR project, which incorporate relevant aspects of the 2009 revisions to the Standard Valuation Law (Model #820) into Appendix A-820. The effective date is January 1, 2017 and companies are allowed to defer adoption for three years until January 1, 2020. NY DFS adopted Reg 213 amendments in 2020. The Company previously received approval from NY DFS to defer this adoption until January 1, 2021 for Permanent Life policies. PBR has now been implemented for Term Life policies (new policies written after adoption), and Variable Annuity policies (all in-force) and Permanent Life policies. Adoption is on a prospective basis, therefore, there was no impact to surplus upon adoption.

Future Adoption of New Accounting Standards

During August 2023, the NAIC adopted revisions to SSAP No. 26R - Bonds, SSAP No. 43R - Loan-Backed and Structured Securities, and other related SSAPs in connection with its principle-based bond definition project (the “Bond Project”). The adoption of these revisions marks a significant milestone in the Bond Project, which began in October 2020 through the development of a principle-based bond definition to be used for all securities in determining whether they qualify for reporting on Schedule D, Part 1. Within the bond definition, bonds are classified as an “issuer credit obligation” or an “asset backed security.” An “issuer credit obligation” is defined as a bond where repayment is supported by the general creditworthiness of an operating entity, and an “asset backed security” is defined as a bond issued by an entity created for the primary purpose of raising capital through debt backed by financial assets. The revisions to SSAP No. 26R reflect the principle-based bond definition, and SSAP No. 43R provides revised accounting and reporting guidance for investments that qualify as asset-backed securities under the revised bond definition. Upon adoption, investments that do not qualify as bonds will not be permitted to be reported as bonds on Schedule D, Part 1 thereafter as there will be no grandfathering for existing investments that do not qualify under the revised SSAPs. However, certain accommodations may be made to prevent undue hardship for reporting entities complying with the new guidance. The revisions will be effective for periods beginning after January 1, 2025. The effective date is intended to allow reporting entities to assess their investment portfolios in accordance with the adopted bond concepts and to allow training and education materials to be developed that reflect the adopted bond definition. The Company is assessing the impact of this guidance on the Company’s financial position, results of operations, and financial statement disclosures.

Reconciliation Between Audited Financial Statements and NAIC Annual Statements

There were no differences in net income (loss) or capital and surplus between the audited financial statements and the NAIC statements as filed as of and for the years ended December 31, 2023, 2022 and 2021.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

5. Investments

Bonds

The carrying value and fair value of the Company’s investments in bonds are summarized as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
(in millions)
December 31, 2023:
U.S. government and agencies	$2,851	$-	$(850)	$2,001
States and political subdivisions	148	1	(23)	126
Foreign governments	43	14	(3)	54
Corporate bonds	2,783	23	(344)	2,462
Mortgage-backed and asset-backed securities	291	2	(22)	271
Total bonds	$6,116	$40	$(1,242)	$4,914

December 31, 2022:
U.S. government and agencies	$2,823	$-	$(857)	$1,966
States and political subdivisions	148	-	(28)	120
Foreign governments	42	1	(4)	39
Corporate bonds	2,823	9	(419)	2,413
Mortgage-backed and asset-backed securities	331	3	(33)	301
Total bonds	$6,167	$13	$(1,341)	$4,839

A summary of the carrying value and fair value of the Company’s investments in bonds at December 31, 2023, by contractual maturity, is as follows:

	Carrying Value	Fair Value
(in millions)
Due in one year or less	$67	$65
Due after one year through five years	786	761
Due after five years through ten years	621	584
Due after ten years	4,351	3,233
Mortgage-backed and asset-backed securities	291	271
Total	$6,116	$4,914

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the carrying value or fair value, as applicable, of the pledged or deposited assets:

	December 31,
	2023	2022
(in millions)
At fair value:
Bonds and cash pledged in support of over-the-counter derivative instruments	$2	$6
Bonds and cash pledged in support of exchange-traded futures	8	11
Bonds and cash pledged in support of cleared interest rate swaps	39	31
Total fair value	$49	$48

At carrying value:
Bonds on deposit with government authorities	$-	$-
Bonds held in trust	-	-
Pledged collateral under reinsurance agreements	-	-
Total carrying value	$-	$-

At December 31, 2023 and 2022, the Company held below investment grade corporate bonds of $104 million and $56 million, with an aggregate fair value of $87 million and $46 million, respectively. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds.

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where there is evidence of impairment or a significant unrealized loss at the Balance Sheet date. Impairment is considered to have occurred, based on management’s judgment, when it is deemed probable that the Company will not be able to collect all amounts due according to the debt security’s contractual terms. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Transaction and Portfolio Review Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income. For loan-backed and structured securities in an unrealized loss position, where the Company does not intend to sell or is not likely to be required to sell the security, the Company calculates an other-than-temporary impairment loss by subtracting the net present value of the projected future cash flows of the security from the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions. The cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates, and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to income in a future period.

At December 31, 2023 and 2022, the Company had no Other-Than-Temporary Impairments (OTTI) for loan-backed and structured securities.

The following table shows gross unrealized losses and fair values of bonds, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 months		12 months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
(in millions)
December 31, 2023:
U.S. government and agencies	$88	$(1)	$1,893	$(849)	$1,981	$(850)
States and political subdivisions	-	-	106	(23)	106	(23)
Foreign governments	-	-	7	(3)	7	(3)
Corporate bonds	112	(3)	1,827	(341)	1,939	(344)
Mortgage-backed and asset-backed securities	14	-	172	(22)	186	(22)
Total	$214	$(4)	$4,005	$(1,238)	$4,219	$(1,242)

	Less than 12 months		12 months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
(in millions)
December 31, 2022:
U.S. government and agencies	$1,178	$(496)	$785	$(361)	$1,963	$(857)
States and political subdivisions	74	(20)	27	(8)	101	(28)
Foreign governments	-	-	7	(4)	7	(4)
Corporate bonds	1,612	(269)	412	(150)	2,024	(419)
Mortgage-backed and asset-backed securities	203	(23)	22	(10)	225	(33)
Total	$3,067	$(808)	$1,253	$(533)	$4,320	$(1,341)

At December 31, 2023 and 2022, there were 588 and 659 bonds that had a gross unrealized loss of which the single largest unrealized loss was $342 million and $341 million, respectively. The Company anticipates that these bonds will perform in accordance with their contractual terms and the Company currently has the ability and intent to hold these bonds until they recover or mature. Unrealized losses can be created by rising interest rates or by rising credit concerns and therefore widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The sales of investments in bonds, including non-cash sales from reinsurance transactions, resulted in the following:

	Years Ended December 31,
	2023	2022	2021
(in millions)
Proceeds	$492	$1,280	$3,079
Realized gross gains	1	3	64
Realized gross losses	(10)	(42)	(129)

For the years ended December 31, 2023 and 2022, realized capital losses include $0 million and $0 million related to bonds that had experienced an other-than-temporary decline in value and were comprised of 0 and 0 securities, respectively.

The Company had no nonadmitted accrued investment income from bonds (unaffiliated) at December 31, 2023 and 2022.

Affiliate Transactions

In 2022, the Company sold certain bonds to an affiliate, JHUSA. These bonds had a book value of $185 million and fair value of $161 million. The Company recognized $24 million in pre-tax realized losses before transfer to the IMR.

In 2022, the Company acquired at fair value, certain bonds from an affiliate, Manulife Reinsurance Bermuda Limited (“MRBL”), for $124 million.

In 2021, the Company sold certain bonds to an affiliate, JHUSA. These bonds had a book value of $209 million and fair value of $214 million. The Company recognized $5 million in pre-tax realized gains before transfer to the IMR.

In 2021, the Company sold certain bonds to an affiliate, John Hancock Reassurance Company Limited (“JHRECO”). These bonds had a book value of $50 million and fair value of $49 million. The Company recognized $1 million in pre-tax realized loss before transfer to the IMR.

In 2021, the Company acquired at fair value, certain bonds from an affiliate, JHUSA, for $72 million.

In 2021, the Company acquired at fair value, certain bonds from an affiliate, JHLH, for $46 million.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Preferred and Common Stocks

Cost and fair value of the Company’s investments in preferred and common stocks are summarized as follow:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
(in millions)
December 31, 2023:
Preferred stocks:
Nonaffiliated	$8	$9	$-	$17
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	64	18	-	82
Affiliates*	-	-	-	-
Total stocks	$72	$27	$-	$99

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
(in millions)
December 31, 2022:
Preferred stocks:
Nonaffiliated	$8	$7	$-	$15
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	49	16	(1)	64
Affiliates*	-	-	-	-
Total stocks	$57	$23	$(1)	$79

*Affiliates - fair value represents the carrying value

At December 31, 2023 and 2022, there were 9 and 13 nonaffiliated equity securities that had a gross unrealized loss excluding securities that have been written down to zero. The single largest unrealized loss was $0 million and $0 million at December 31, 2023 and 2022, respectively. The Company anticipates that these equity securities will recover in value in the near term.

The Company has a process in place to identify equity securities that could potentially have an impairment that is other-than-temporary. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer; and (3) the Company’s ability and intent to hold the security until it recovers. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income.

For the years ended December 31, 2023, 2022 and 2021, realized capital losses include $0 million, $0 million, and $0 million related to preferred and common stocks that have experienced an other-than-temporary decline in value and were comprised of 0, 0, and 0 securities, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Mortgage Loans on Real Estate

At December 31, 2023 and 2022, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits, and monitoring procedures.

December 31, 2023:
Property Type	Carrying Value	Geographic Concentration	Carrying Value
(in millions)		(in millions)
Apartments	$222	East North Central	$26
Industrial	77	East South Central	8
Office buildings	113	Middle Atlantic	147
Retail	113	Mountain	41
Agricultural	-	New England	14
Agribusiness	1	Pacific	228
Mixed use	-	South Atlantic	47
Other	63	West North Central	36
Allowance	(1)	West South Central	42
		Canada / Other	-
		Allowance	(1)
Total mortgage loans on real estate	$588	Total mortgage loans on real estate	$588

December 31, 2022:
Property Type	Carrying Value	Geographic Concentration	Carrying Value
(in millions)		(in millions)
Apartments	$237	East North Central	$46
Industrial	78	East South Central	5
Office buildings	134	Middle Atlantic	144
Retail	117	Mountain	42
Agricultural	-	New England	14
Agribusiness	1	Pacific	241
Mixed use	-	South Atlantic	54
Other	57	West North Central	37
Allowance	-	West South Central	41
		Canada / Other	-
		Allowance	-
Total mortgage loans on real estate	$624	Total mortgage loans on real estate	$624

At December 31, 2023, the aggregate mortgages outstanding to any one borrower do not exceed $31 million.

During 2023, the respective maximum and minimum lending rates for mortgage loans issued were 7.12% and 5.76% for commercial loans. The Company issued no agricultural loans during 2023 or 2022. The Company issued no purchase money mortgages in 2023 or 2022. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed or purchase money mortgages does not exceed 75%. The average recorded investment in impaired loans was $0 million and $0 million at December 31, 2023 and 2022, respectively. The Company recognized $0 million, $0 million, and $0 million of interest income during the period the loans were impaired for the years ended December 31, 2023, 2022 and 2021, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table shows the age analysis of mortgage loans aggregated by type:

	Farm	Residential	Commercial	Mezzanine	Total
(in millions)
December 31, 2023:
Recorded Investment
Current	$1	$-	$587	$1	$589
30 - 59 Days Past Due	-	-	-	-	-
60 - 89 Days Past Due	-	-	-	-	-
90 - 179 Days Past Due	-	-	-	-	-
180 + Days Past Due	-	-	-	-	-

December 31, 2022:
Recorded Investment
Current	$1	$-	$622	$1	$624
30 - 59 Days Past Due	-	-	-	-	-
60 - 89 Days Past Due	-	-	-	-	-
90 - 179 Days Past Due	-	-	-	-	-
180 + Days Past Due	-	-	-	-	-

The Company had no recorded investment of mortgage loans 90 to 179 days or 180 days or greater past due still accruing interest or where interest has been reduced in 2023 and 2022. The Company was not a participant or co-lender in a mortgage loan agreement in 2023 and 2022.

Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans. There are no contractual commitments made to extend credit to debtors owning receivables whose terms have been modified in troubled debt restructurings. The Company accrues interest income on impaired loans to the extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (“IRR”). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2023	2022
(in millions)
AAA	$-	$18
AA	219	204
A	193	250
BBB	164	151
BB	12	1
B and lower and unrated	-	-
Total	$588	$624

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Real Estate

The composition of the Company’s investment in real estate is summarized as follows:

	December 31,
	2023	2022
(in millions)
Properties occupied by the company	$-	$-
Properties held for the production of income	300	289
Properties held for sale	-	-
Less accumulated depreciation	(53)	(48)
Total	$247	$241

The Company recorded $0 million, $0 million, and $0 million of impairments on real estate investments during the years ended December 31, 2023, 2022 and 2021, respectively.

Other Invested Assets

The Company had no investments in partnerships or LLCs that exceed 10% of its admitted assets at December 31, 2023 and 2022.

Other invested assets primarily consist of investments in partnerships and LLCs. The Company recorded $0 million, $8 million, and $0 million of impairments on partnerships and LLCs in 2023, 2022, and 2021, respectively. Any impairment is based on significant judgement by the Company in determining whether the objective evidence of other-than-temporary impairment exists. The Company considers relevant facts and circumstances in evaluating whether the impairment of another invested asset is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the investee; (3) the Company’s ability and intent to hold the other invested asset until it recovers. To the extent the Company determines that an other invested asset is deemed to be other-than-temporarily impaired, the difference between book and fair value would be charged to income.

Other

The Company had no exposure to the subprime mortgage related risk at December 31, 2023 or 2022.

The Company enters into repurchase agreements for operational funding and to meet short-term liquidity funding requirements. The carrying value of the transferred assets and obligations related to their repurchase, which approximate fair value, are $0 million and $31 million as of December 31, 2023 and 2022, respectively.

The Company enters into reverse repurchase agreements to meet short-term funding requirements and to generate interest income. As of December 31, 2023 and 2022, the Company had $0 million and $31 million of reverse repurchase agreements which are recorded as cash equivalents.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Net Investment Income and Net Realized and Other Gains (Losses)

Major categories of the Company’s net investment income are summarized as follows:

	Years Ended December 31,
	2023	2022	2021
(in millions)
Income:
Bonds	$191	$177	$166
Preferred stocks	-	-	-
Common stocks	-	-	1
Mortgage loans on real estate	24	30	31
Real estate	33	35	34
Policy loans	10	6	6
Cash, cash equivalents and short-term investments	16	5	-
Other invested assets	90	119	168
Derivatives	16	28	45
Other income	(4)	(2)	-
Total investment income	376	398	451

Expenses
Investment expenses	(35)	(36)	(32)
Investment taxes, licenses and fees, excluding federal income taxes	(4)	(4)	(4)
Investment interest expense	-	-	-
Depreciation on real estate and other invested assets	(5)	(5)	(5)
Total investment expenses	(44)	(45)	(41)
Net investment income	$332	$353	$410

Other invested assets above represent income earned from the Company’s investment in JHVTA.

Realized capital gains (losses) and amounts transferred to the IMR are as follows:

		Years Ended December 31,
	2023	2022	2021
(in millions)
Realized capital gains (losses)	$9	$(14)	$(69)

Less amount transferred to the IMR (net of related tax benefit (expense) of $2 in 2023, $13 in 2022, and $16 in 2021)	(7)	(49)	(61)
Realized capital gains (losses) before tax	16	35	(8)
Less federal income taxes on realized capital gains (losses) before effect of transfer to the IMR	38	(7)	6
Net realized capital gains (losses)	$(22)	$42	$(14)

Net Negative (Disallowed) IMR

At December 31, 2023, the Company had no net negative (disallowed) IMR balance.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

6. Derivatives

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, equity price movements, indices or other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. The Company uses derivatives including swaps and futures agreements to manage current and anticipated exposures to changes in interest rates and equity market prices.

Over-the-counter (“OTC”) bilateral swaps are contractual agreements between the Company and a counterparty to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency.

Cleared OTC interest rate swaps are contractual agreements between the Company and a counterparty whereby the transaction must be cleared through a central clearing house, and subject to mandatory margin and reporting requirements.

Futures agreements are contractual obligations to buy or sell a financial instrument or foreign currency on a predetermined future date at a specified price. Futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, OTC interest rate swap agreements and cleared interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements in effective cash flow and fair value hedge accounting relationships. These derivatives hedge the variable cash flows associated with certain floating-rate bonds, as well as, future fixed income asset acquisitions, which will support the Company’s life insurance businesses. These derivatives reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. For its fair value hedging relationships, the Company uses interest rate swap agreements to hedge the risk of changes in fair value of existing fixed rate assets and liabilities arising from changes in benchmark interest rates.

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in other hedging relationships.

Equity Market Contracts. Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in other hedging relationships.

Equity index options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) an underlying equity market index on or before a specified future date at a specified price. The Company utilizes equity index options in other hedging relationships.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in effective hedge accounting relationships and other hedging relationships:

		December 31, 2023

(in millions)		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$142	$2	$-	$24	$-
Cash flow hedges	Interest rate swaps	-	-	-	-	-
Total Derivatives in Effective Hedge Accounting Relationships		$142	$2	$-	$24	$-

Other Hedging Relationships
	Interest rate swaps	$6,350	$336	$207	$336	$207
	Interest rate futures	37	-	-	-	-
	Equity index options	179	3	-	3	-
	Equity index futures	64	-	-	-	-
	Forwards	$1	-	$1	-	1
Total Derivatives in Other Hedging Relationship		$6,631	$339	$208	$339	$208
Total Derivatives		$6,773	$341	$208	$363	$208

		December 31, 2022

(in millions)		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$143	$2	$-	$25	$-
Cash flow hedges	Interest rate swaps	-	-	-	-	-
Total Derivatives in Effective Hedge Accounting Relationships		$143	$2	$-	$25	$-

Other Hedging Relationships
	Interest rate swaps	$6,250	$397	$234	$397	$234
	Interest rate futures	45	-	-	-	-
	Equity index options	158	-	3	-	3
	Equity index futures	38	-	-	-	-
Total Derivatives in Other Hedging Relationships		$6,491	$397	$237	$397	$237
Total Derivatives		$6,634	$399	$237	$422	$237

Hedging Relationships

The Company does not enter into derivative contracts for speculative purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting and are reported in a manner consistent with the hedged asset or liability. For the years ended December 31, 2023, 2022 and 2021, the Company recorded net unrealized gains/(losses) of $0 million, $0 million, and ($1) million, respectively related to derivatives that no longer qualify for hedge accounting.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Cash Flow Hedges. The Company uses interest rate swaps to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions.

For the year ended December 31, 2023, all of the Company’s hedged forecast transactions qualified as cash flow hedges and no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

The maximum time frame for which variable cash flows are hedged is 0 years.

Derivatives Not Designated as Hedging Instruments (Economic Hedges). The Company enters into interest rate swap agreements and interest rate futures contracts to manage exposure to interest rates without designating the derivatives as hedging instruments.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”), guaranteed minimum death benefit (“GMDB”), guaranteed minimum income benefit (“GMIB”) and retirement plan services (“RPS”) – Guaranteed Income for Life (“GIFL”) benefit. These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. The Company manages a hedging program to reduce its exposure to certain contracts with the GMWB, GMDB, GMIB and RPS GIFL guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Standard & Poor’s 500 (“S&P”), Russell 2000, and MSCI EAFE indices), and U.S. Treasury futures to match the sensitivities of the GMWB, GMDB, GMIB and RPS GIFL liabilities to the market risk factors.

The Company deferred net realized gains (losses) of $0 million, $0 million, and $0 million (including $0 million, $0 million, and $0 million of gains (losses) for derivatives in other hedging relationships) related to interest rates for the years ended December 31, 2023, 2022 and 2021, respectively. Deferred net realized gains (losses) are reported in the IMR and amortized over the remaining period to expiration date.

For the years ended December 31, 2023, 2022 and 2021 net gains and losses related to derivatives in other hedging relationships were recognized by the Company, and the components were recorded in net unrealized and net realized gains (losses) as follows:

	Years ended December 31,
	2023	2022	2021
(in millions)
Other Hedging Relationships
Net unrealized capital gain (loss):
Interest rate swaps	$(33)	$(227)	$(118)
Interest rate futures	(1)	-	-
Equity index options	5	(5)	1
Equity index futures	(3)	6	(2)
Forward	$(2)	-	-
Total net unrealized capital gain (loss)	$(34)	$(226)	$(119)

Net realized capital gain (loss):
Interest rate swaps	$21	$(6)	$(1)
Interest rate futures	2	26	4
Equity index options	1	(3)	6
Equity index futures	(9)	52	(37)
Total net realized capital gain (loss)	$15	$69	$(28)
Total gain (loss) from derivatives in other hedging relationships	$(19)	$(157)	$(147)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Credit Risk

The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its OTC derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2023 and 2022, the Company had accepted collateral consisting of cash of $61 million and $81 million and various securities with a fair value of $132 million and $124 million, respectively, which are held in separate custodial accounts. In addition, the Company has pledged collateral to support both the OTC derivative instruments, exchange traded futures and cleared interest rate swap transactions. For further details regarding pledged collateral see the Investments Note.

Under U.S. regulations, certain interest rate swap agreements are required to be cleared through central clearing houses. These transactions are contractual agreements that require initial and variation margin collateral postings and are settled on a daily basis through a clearing house. As such, they reduce the credit risk exposure in the event of default by a counterparty.

Financing Premiums

The following table presents the Company’s aggregate, non-discounted total premium cost for derivative contracts with financing premiums and the premium cost due in each of the following years, and thereafter.

Fiscal Year	Derivative Premium Payments Due
(in millions)
2024	$8
2025	-
2026	-
2027	-
Thereafter	-
Total Future Settled Premiums	$8

	Undiscounted Future Premium Commitments	Derivative Fair Value With Premium Commitments	Derivative Fair Value Excluding Impact of Future Settled Premiums
(in millions)
Prior Year	$7	$(2)	$4
Current Year	$8	$3	$10

Other

The Company is a co-guarantor of a joint venture arrangement with Enviva Holdings (“Enviva”), a publicly traded U.S. wood pellet provider. The guarantee ends in December 2034 with an escalating liability cap. The Company is indemnified by Enviva under the guarantee; should Enviva not be able to uphold the indemnity agreement, the Company is subject to pay the lesser of the guaranteed cap or the excess of market pricing over contracted pricing to fulfill the total contracted volume.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Due to an unexpected decline in financial performance of Enviva in 2023, the chance that the Company will have to pay on its guarantee increased. Therefore, a liability (loss) of $2 million was recognized on the balance sheet as of December 31, 2023. The Enviva guarantee is classified as a Forward - Other Derivative.

7. Fair Value

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

●

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition – This category includes assets and liabilities measured at fair value. Financial instruments in this category include common stocks, derivatives, and separate account assets and liabilities.

●	Other Financial Instruments Not Reported at Fair Value After Initial Recognition – This category includes assets and liabilities as follows:

Bonds – For bonds, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds.

Mortgage Loans on Real Estate –The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type. The fair value of impaired mortgage loans is based on the net of the collateral less estimated cost to obtain and sell. Fair value of commercial mortgages is derived through an internal valuation methodology using both observable and unobservable inputs. Unobservable inputs include credit assumptions and liquidity spread adjustments. Fair value of fixed-rate residential mortgages is determined using the discounted cash flow method. Inputs used for valuation are primarily comprised of prevailing interest rates and prepayment rates, if applicable. Fair value of variable-rate residential mortgages is assumed to be their carrying value.

Cash, Cash Equivalents and Short-Term Investments – The carrying values for cash, cash equivalents, and short-term investments approximate their fair value due to the short-term maturities of these instruments.

Policy Loans – These loans are carried at unpaid principal balances, which approximate their fair values.

Policy Reserves – Policy reserves consist of guaranteed investment contracts. The fair values associated with these financial instruments are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Policyholders’ and Beneficiaries’ Funds – Includes term certain contracts and supplementary contracts without life contingencies. The fair values associated with the term certain contracts and supplementary contracts without life contingencies are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread. Fair value disclosure is not required for those balances that can be withdrawn by the policyholder at any time without prior notice or penalty. The fair value is the amount estimated to be payable to the policyholder as of the reporting date which is generally the carrying value and provides no additional disclosure value.

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

●

Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date reflecting market transactions. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

●

Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data. Most bonds are classified within Level 2. Also, included in the Level 2 category are certain separate account assets and liabilities and derivative assets and liabilities.

●

Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include less liquid securities such as securities that have little or no price transparency.

Determination of Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction (not a forced liquidation or distress sale) between market participants at the measurement date, that is, an exit value.

When available, quoted market prices are used to determine fair value. If quoted market prices are not available, fair value is typically based upon alternative valuation techniques such as discounted cash flows, matrix pricing, consensus pricing services and other techniques. Broker quotes are generally used when external public vendor prices are not available.

The Company has a process in place that includes a review of price movements relative to the market, a comparison of prices between vendors, and a comparison to internal matrix pricing which uses predominately external observable data. Judgement is applied in adjusting external observable data for items including liquidity and credit factors.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Bonds

Refer to the previous page for the determination of fair value of bonds. Generally, impaired bonds with a NAIC designation rating of 6 whose cost is greater than its fair value are reported at fair value and are classified within Level 3.

Preferred Stocks

Preferred stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Preferred stocks not traded in active markets are classified within Level 3.

Common Stocks

Common stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Common stocks not traded in active markets are classified within Level 3.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Separate Account Assets and Liabilities

For separate accounts structured as a unitized fund, the fair value of the separate account assets is based on the fair value of the underlying funds owned by the separate account. Assets owned by the Company’s separate accounts consist of investments in mutual funds with values that are based upon quoted market prices or reported net asset values (“NAV”). Open-ended mutual fund investments that are traded in an active market and have a publicly available price are included in Level 1. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

The fair value of fund investments is based upon quoted market prices or reported net asset value (“NAV”). Fund investments that are traded in an active market and have a NAV that the Company can access at the measurement date are classified within Level 1. Level 2 assets consist primarily of bonds which are valued using matrix pricing with independent pricing data.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table presents the Company’s assets and liabilities that are measured and reported at fair value in the Balance Sheets after initial recognition by fair value hierarchy level:

	December 31, 2023
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)
(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$-	$-	$-	$-	$-	$-
Loan-backed and structured securities	-	-	-	-	-	-
Total bonds with NAIC 6 rating	-	-	-	-	-	-
Preferred stocks:
Industrial and misc	-	-	-	-	-	-
Total preferred stocks	-	-	-	-	-	-
Common stocks:
Industrial and misc	82	82	68	-	14	-
Total common stocks	82	82	68	-	14	-
Derivatives:
Interest rate swaps	336	336	-	336	-	-
Interest rate treasury locks	-	-	-	-	-	-
Interest rate options	-	-	-	-	-	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	-	-	-	-	-	-
Equity index options	3	3	-	3	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-
Total derivatives	339	339	-	339	-	-
Assets held in separate accounts	8,024	8,024	8,024	-	-	-
Total assets	$8,445	$8,445	$8,092	$339	$14	$-

Liabilities:
Derivatives:
Interest rate swaps	$207	$207	$-	$207	$-	$-
Interest rate treasury locks	-	-	-	-	-	-
Interest rate options	-	-	-	-	-	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	-	-	-	-	-	-
Equity index options	-	-	-	-	-	-
Equity index futures	-	-	-	-	-	-
Forward contracts	1	1	-	-	1	-
Total derivatives	208	208	-	207	1	-
Liabilities held in separate accounts	8,024	8,024	8,024	-	-	-
Total liabilities	$8,232	$8,232	$8,024	$207	$1	$-

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

December 31, 2022
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)
(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$-	$-	$-	$-	$-	$-
Loan-backed and structured securities	-	-	-	-	-	-
Total bonds with NAIC 6 rating	-	-	-	-	-	-
Preferred stocks:
Industrial and misc	-	-	-	-	-	-
Total preferred stocks	-	-	-	-	-	-
Common stocks:
Industrial and misc	64	64	45	-	19	-
Total common stocks	64	64	45	-	19	-
Derivatives:
Interest rate swaps	397	397	-	397	-	-
Interest rate treasury locks	-	-	-	-	-	-
Interest rate options	-	-	-	-	-	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	-	-	-	-	-	-
Equity index options	-	-	-	-	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-
Total derivatives	397	397	-	397	-	-
Assets held in separate accounts	7,348	7,348	7,348	-	-	-
Total assets	$7,809	$7,809	$7,393	$397	$19	$-

Liabilities:
Derivatives:
Interest rate swaps	$234	$234	$-	$234	$-	$-
Interest rate treasury locks	-	-	-	-	-	-
Interest rate options	-	-	-	-	-	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	-	-	-	-	-	-
Equity index options	3	3	-	3	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-
Total derivatives	237	237	-	237	-	-
Liabilities held in separate accounts	7,348	7,348	7,348	-	-	-
Total liabilities	$7,585	$7,585	$7,348	$237	$-	$-

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Fair Value of Financial Instruments Not Reported at Fair Value in the Balance Sheet

The table below presents the carrying amounts and fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Balance Sheets:

	December 31, 2023
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3
(in millions)
Assets:
Bonds (1)	$6,116	$4,914	$-	$4,878	$36
Preferred stocks	17	17	-	-	17
Mortgage loans on real estate	588	547	-	-	547
Cash, cash equivalents and short term investments	54	54	54	-	-
Policy loans	194	194	-	194	-
Derivatives in effective hedge accounting and RSAT relationships	2	24	-	24	-
Total assets	$6,971	$5,750	$54	$5,096	$600

Liabilities:
Consumer notes	$-	$-	$-	$-	$-
Borrowed money	-	-	-	-	-
Policy reserves	60	60	-	-	60
Policyholders’ and beneficiaries’ funds	119	126	-	126	-
Derivatives in effective hedge accounting and RSAT relationships	-	-	-	-	-
Total liabilities	$179	$186	$-	$126	$60

	December 31, 2022
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3
(in millions)
Assets:
Bonds (1)	$6,167	$4,839	$96	$4,615	$128
Preferred stocks	15	15	-	-	15
Mortgage loans on real estate	624	567	-	-	567
Cash, cash equivalents and short term investments	73	73	73	-	-
Policy loans	138	138	-	138	-
Derivatives in effective hedge accounting and RSAT relationships	2	25	-	25	-
Total assets	$7,019	$5,657	$169	$4,778	$710

Liabilities:
Consumer notes	$-	$-	$-	$-	$-
Borrowed money	-	-	-	-	-
Policy reserves	62	60	-	-	60
Policyholders’ and beneficiaries’ funds	121	128	-	128	-
Derivatives in effective hedge accounting and RSAT relationships	-	-	-	-	-
Total liabilities	$183	$188	$-	$128	$60

(1) Bonds are carried at amortized cost unless they have NAIC designation rating of 6.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured and reported at fair value for the years ended December 31, 2023, 2022 and 2021, are summarized as follows:

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2023	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2023
(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-
Total bonds with NAIC 6 rating	-	-	-	-	-	-	-	-	-	-	-
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-
Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	19	-	(5)	-	-	-	-	-	-	-	14
Total common stocks	19	-	(5)	-	-	-	-	-	-	-	14
Net derivatives	-	-	(1)	-	-	-	-	-	-	-	(1)
Separate account assets/liabilities	-	-	-	-	-	-	-	-	-	-	-
Total	$19	$-	$(6)	$-	$-	$-	$-	$-	$-	$-	$13

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2022	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2022
(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-
Total bonds with NAIC 6 rating	-	-	-	-	-	-	-	-	-	-	-
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-
Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	13	-	6	-	-	-	-	-	-	-	19
Total common stocks	13	-	6	-	-	-	-	-	-	-	19
Net derivatives	-	-	-	-	-	-	-	-	-	-	-
Separate account assets/liabilities	-	-	-	-	-	-	-	-	-	-	-
Total	$13	$-	$6	$-	$-	$-	$-	$-	$-	$-	$19

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2021	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2021
(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-
Total bonds with NAIC 6 rating	-	-	-	-	-	-	-	-	-	-	-
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-
Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	9	-	4	-	-	-	-	-	-	-	13
Total common stocks	9	-	4	-	-	-	-	-	-	-	13
Net derivatives	-	-	-	-	-	-	-	-	-	-	-
Separate account assets/liabilities	-	-	-	-	-	-	-	-	-	-	-
Total	$9	$-	$4	$-	$-	$-	$-	$-	$-	$-	$13

(1) This amount is included in net realized capital gains (losses) on the Statements of Operations.

(2) Changes in the fair value of separate account assets are credited directly to separate account liabilities in accordance with NAIC SAP and are not reflected in income.

(3) For financial instruments that are transferred into and/or out of Level 3, the Company uses the fair value of the instruments at the beginning of the period.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTE TO SUPPLEMENTARY INFORMATION

DECEMBER 31, 2023

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying instruments into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that instrument, thus eliminating the need to extrapolate market data beyond observable points. Additionally, securities carried at fair value at the beginning of the period but carried at amortized cost at the end of the period due to rating change or change in fair value relative to amortized cost, are included in transfers out of Level 3. Conversely, any securities carried at amortized cost at the beginning of the period and carried at fair value at the end of the year due to SVO rating change or change in fair value relative to amortized cost, are included into transfers into Level 3.

8. Reinsurance

Certain premiums and benefits are assumed from or ceded to affiliate and other insurance companies under various reinsurance agreements. The Company entered into these reinsurance agreements to shift underlying risk on certain of its products, and to improve cash flow and statutory capital. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

Total reinsurance amounts included in the Company’s accompanying statutory-basis financial statements were as follows:

	Years ended December 31,
	2023	2022	2021
(in millions)
Premiums earned
Direct	$1,007	$1,046	$1,100
Assumed	109	136	144
Ceded	(197)	(1,405)	(238)
Net	$919	$(223)	$1,006

Benefits to policyholders ceded	$(659)	$(648)	$(472)

Reserve amounts ceded to reinsurers not authorized in the State of New York are mostly covered by funds withheld assets, letters of credit or trust agreements. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2023, any material recoveries were collateralized or settled by the assuming company.

Neither the Company nor any of its related parties control, directly or indirectly, any external reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2023, there were no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

As of December 31, 2023, if all reinsurance agreements were cancelled the estimated aggregate reduction in unassigned surplus is $526 million.

The following tables and commentary disclose the reinsurance treaty transactions considered material to the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTE TO SUPPLEMENTARY INFORMATION

DECEMBER 31, 2023

Non-Affiliated Reinsurance

The table and commentary below consist of the impact of the New York Life (“NYL”) Agreements:

	Years ended December 31,
	2023	2022	2021
(in millions)
Premiums ceded	$(33)	$(57)	$(54)
Premiums assumed	17	23	22
Benefits ceded	(127)	(147)	(145)
Benefits assumed	51	59	58

Other reinsurance receivable (payable)	-	-	9
Funds held by or deposited with reinsured companies	703	751	776

Effective July 1, 2015, the Company entered into coinsurance reinsurance agreements with NYL to cede 100% quota share (“QS”) of the Company’s John Hancock Life Insurance (“JHLICO”) Closed Block policies (“NYL 100% Coinsurance”). In addition, NYL agreed to retrocede 40% QS of the same policy risks back to the Company under a coinsurance funds withheld (“FWH”) agreement (“NYL 40% FWH Retrocession”). Collectively, these agreements are known as the NYL Agreements. The NYL 100% Coinsurance keeps the assets supporting the JHLICO Closed Block together in NYL, and the NYL 40% FWH Retrocession adjusts the net reinsurance to NYL to 60% of the JHLICO Closed Block policies at risk.

The table and commentary below consist of the impact of the Reinsurance Group of America (“RGA”) Agreement:

	Year ended December 31,
	2023	2022	2021
(in millions)
Premiums ceded, net	$ -	$ -	$ -
Benefits ceded, net	(9)	(10)	(4)

Other reinsurance receivable	1	1	1
Other amounts payable on reinsurance	-	-	-

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTE TO SUPPLEMENTARY INFORMATION

DECEMBER 31, 2023

Effective January 1, 2019, the Company entered into a coinsurance agreement with RGA to cede 90% quota share (“QS”) of a significant block of individual pay-out annuities. The transaction was structured such that the Company transferred the policy liabilities and related invested assets. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

The table and commentary below consist of the impact of the Jackson National Life Insurance Company (“Jackson”) Agreement:

	Year ended December 31,
	2023	2022	2021
(in millions)
Premiums ceded, net	$-	$-	$-
Benefits ceded, net	(30)	(32)	(33)

Funds held by or deposited with reinsured companies	-	-	-
Other reinsurance receivable	3	3	4
Other amounts payable on reinsurance	-	-	-

Effective January 1, 2019, the Company entered into a coinsurance agreement with Jackson, a wholly-owned subsidiary of Prudential plc, to cede 90% QS of a block of legacy group pay-out annuities. The transaction was structured such that the Company transferred the policy liabilities and related invested assets. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

The table and commentary below consist of the impact of the Global Atlantic Financial Group (“GAFG”) Agreement:

	Years ended December 31,
	2023	2022	2021
(in millions)
Premiums ceded, net	$-	$(1)	$(2)
Benefits ceded, net	(126)	(88)	(76)

Other reinsurance receivable	21	22	8
Other amounts payable on reinsurance	-	-	-

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTE TO SUPPLEMENTARY INFORMATION

DECEMBER 31, 2023

Effective July 1, 2012, the Company entered into a coinsurance agreement with GAFG, formerly named Commonwealth Annuity (“CWA”), to cede its fixed deferred annuities at 90% quota share (“QS”). The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

The table and commentary below consist of the impact of the Venerable Holdings, Inc (“Venerable”) Agreements:

	Year ended December 31,
	2023	2022
(in millions)
Premiums ceded, net	$(1)	$(1,183)
Benefits ceded, net	(119)	(26)

Other reinsurance receivable	-	-
Other amounts payable on reinsurance	1	1

On September 30, 2022, the Company entered into a Principal Transaction Agreement with Venerable Holdings, Inc. (“Venerable”) to cede 80% QS of a block of the Company’s legacy U.S. variable annuity (“VA”) policies effective on October 1, 2022. Under the terms of the agreement the Company will retain responsibility for the maintenance of the policies with no intended impact to VA policyholders. The transaction was structured as coinsurance for the general fund liabilities and modified coinsurance for the separate account liabilities. The Company transferred policy liabilities of $98 million and cash paid of $54 million. The Company recorded a pre-tax gain of $44 million and an increase of $35 million to statutory surplus which was deferred and will be amortized over a period of approximately twenty years. The transaction closed on October 3, 2022.

At the beginning of 2020, the Company had a number of reinsurance agreements with Scottish Re (U.S.), Inc. (“SRUS”). On March 6, 2019, SRUS was declared impaired and placed into rehabilitation by the Delaware Chancery Court. The Company reached a settlement agreement with the Receiver of SRUS, which was approved by the Delaware Chancery Court on February 28, 2020. Under the terms of the settlement, the yearly renewable term reinsurance agreements between the Company and SRUS were terminated effective as of January 1, 2020; certain term coinsurance agreements were novated to Hannover Life Reassurance Company of America (“Hannover Life”) effective January 1, 2019; and the arbitration between the Company and SRUS was dismissed with prejudice. During December 2021, the Company collected $1 million from Hannover Life as settlement for the 2020 net claims recoverable balance. On July 18, 2023, a Delaware Chancery Court vice chancellor granted the Receiver’s motion for entry of a liquidation order pertaining to SRUS. The liquidation order, among other things, declares SRUS insolvent and directs the Receiver to take possession of the property and assets of SRUS and to liquidate SRUS. SRUS’ directors consented to the motion, so no hearing was held. Effective September 30, 2023, all remaining reinsurance agreements between the Company and SRUS were cancelled pursuant to the liquidation order. As of December 31, 2023, the Company has established full provisions to offset the net reinsurance receivables not novated to Hannover Life. The Company recorded a reserve credit of $0 million and $6 million as of December 31, 2023 and 2022 respectively related to the various agreements with SRUS.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTE TO SUPPLEMENTARY INFORMATION

DECEMBER 31, 2023

Affiliated Reinsurance

The table and commentary below consist of the impact of the reinsurance agreements with its parent, JHUSA:

	Years ended December 31,
	2023	2022	2021
(in millions)
Premiums assumed, net	$92	$113	$122
Benefits assumed, net	371	578	377

Other reinsurance receivable	6	-	8
Other amounts payable on reinsurance	31	65	56
Funds withheld from unauthorized reinsurers	-	-	-
Treaty settlement received (paid)	(110)	(70)	(136)

On January 1, 2010, the assets supporting the policyholders who reside in the state of New York (“NY business”) were transferred from JHUSA to the Company. The transfer included participating traditional life insurance, universal life insurance, fixed deferred and immediate annuities, participating pension contracts where assets were held in separate accounts, and variable annuities. The NY business was transferred using assumption reinsurance, modified coinsurance and coinsurance with cut-through provisions.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHRECO:

	Years ended December 31,
	2023	2022	2021
(in millions)
Premiums ceded	$-	$-	$-
Benefits ceded	(10)	(24)	(9)

Other reinsurance receivable (payable)	-	3	3
Funds withheld from unauthorized reinsurers	-	-	-
Treaty Settlement received (paid)	10	24	9

The Company reinsures a portion of the risk related to certain life policies with JHRECO.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTE TO SUPPLEMENTARY INFORMATION

DECEMBER 31, 2023

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, Manulife Reinsurance Limited (“MRL”):

	Years ended December 31,
	2023	2022	2021
(in millions)
Premiums ceded	$9	$11	$6
Benefits ceded	(21)	(32)	(16)

Other reinsurance receivable	-	-	-
Other amounts payable on reinsurance	1	1	1
Funds withheld from unauthorized reinsurers	314	331	372
Treaty Settlement received (paid)	(3)	(3)	(3)
Effective July 1, 2005, the Company entered into a reinsurance agreement with MRL to reinsure 90% of all risks not already reinsured to third parties on selected single and joint survivorship guaranteed universal life contracts. The agreement is written on a coinsurance FWH basis.

In 2023 and 2022, the Company did not commute any material ceded reinsurance.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTE TO SUPPLEMENTARY INFORMATION

DECEMBER 31, 2023

9. Federal Income Taxes

The components of the net deferred tax asset/(liability) (“DTA”/“DTL”) are as follows:

	December 31, 2023
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total
(in millions)
(a) Gross deferred tax assets	$319	$1	$320
(b) Statutory valuation allowance adjustments	-	-	-
(c) Adjusted gross deferred tax assets (a - b)	319	1	320
(d) Deferred tax assets nonadmitted	99	-	99
(e) Subtotal net admitted deferred tax asset (c - d)	220	1	221
(f) Deferred tax liabilities	75	54	129
(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$145	$(53)	$92

	December 31, 2022
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total
(in millions)
(a) Gross deferred tax assets	$351	$1	$352
(b) Statutory valuation allowance adjustments	-	-	-
(c) Adjusted gross deferred tax assets (a - b)	351	1	352
(d) Deferred tax assets nonadmitted	94	-	94
(e) Subtotal net admitted deferred tax asset (c - d)	257	1	258
(f) Deferred tax liabilities	122	12	134
(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$135	$(11)	$124

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total
(in millions)

(a) Gross deferred tax assets	$(32)	$-	$(32)
(b) Statutory valuation allowance adjustments	-	-	-
(c) Adjusted gross deferred tax assets (a - b)	(32)	-	(32)
(d) Deferred tax assets nonadmitted	5	-	5
(e) Subtotal net admitted deferred tax asset (c - d)	(37)	-	(37)
(f) Deferred tax liabilities	(47)	42	(5)
(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$10	$(42)	$(32)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTE TO SUPPLEMENTARY INFORMATION

DECEMBER 31, 2023

The Company has not recorded a valuation allowance with respect to the realizability of its deferred tax assets. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets. Based on management’s assessment of all available information, management believes that it is more likely than not the Company will realize the full benefit of its deferred tax assets.

The amount of adjusted gross deferred tax assets admitted under each component and the resulting increase in deferred tax assets by character are as follows:

	December 31, 2023
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total
(in millions)

2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$1	$1
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	91	-	91
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	91	-	91
2. Adjusted gross deferred tax assets allowed per limitation threshold.	198	-	198
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	129	-	129
(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$220	$1	$221

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTE TO SUPPLEMENTARY INFORMATION

DECEMBER 31, 2023

	December 31, 2022
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total
(in millions)

2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$1	$1
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	123	-	123
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	123	-	123
2. Adjusted gross deferred tax assets allowed per limitation threshold.	165	-	165
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	134	-	134
(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$257	$1	$258

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total
(in millions)

2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$-	$-
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	(32)	-	(32)
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	(32)	-	(32)
2. Adjusted gross deferred tax assets allowed per limitation threshold.	33	-	33
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	(5)	-	(5)
(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$(37)	$-	$(37)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTE TO SUPPLEMENTARY INFORMATION

DECEMBER 31, 2023

	2023	2022
(in millions)

(a) Ratio percentage used to determine recovery period and threshold limitation amount	1039%	960%
(b) Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in 2(b)2 above	$1,319	$1,098

Impact of tax planning strategies is as follows:

	December 31, 2023
	(1)	(2)
	Ordinary	Capital
(in millions)

(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.	$319	$1
1. Adjusted Gross DTAs Amount From Note 9A1(c)
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$220	$1
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
	December 31, 2022

	(3)	(4)
	Ordinary	Capital

(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$351	$1
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$257	$1
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTE TO SUPPLEMENTARY INFORMATION

DECEMBER 31, 2023

	Change
	(5)	(6)
	(Col 1 - 3)	(Col 2 - 4)
	Ordinary	Capital
(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.	$(32)	$-
1. Adjusted Gross DTAs Amount From Note 9A1(c)
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$(37)	$-
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

The Company’s tax planning strategies do not include the use of reinsurance.

There are no unrecognized deferred tax liabilities for amounts described in ASC 740-10-25-3.

Current income taxes incurred consist of the following major components:

	Years Ended December 31,
	(1)	(2)	(3)
			(Col 1 - 2)
	2023	2022	Change
(in millions)

1. Current income tax
(a) Federal	$(32)	$29	$(61)
(b) Foreign	-	-	-
(c) Subtotal	(32)	29	(61)
(d) Federal income tax expense (benefit) on net capital gains	38	(7)	45
(e) Utilization of capital loss carryforwards	-	-	-
(f) Other	-	-	-
(g) Federal and foreign income taxes incurred	$6	$22	$(16)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTE TO SUPPLEMENTARY INFORMATION

DECEMBER 31, 2023

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows:

	December 31,
	(1)	(2)	(3)
			(Col 1 - 2)
	2023	2022	Change
(in millions)
2. Deferred tax assets:
(a) Ordinary:
(1) Discounting of unpaid losses	$-	$-	$-
(2) Unearned premium reserve	-	-	-
(3) Policyholder reserves	256	304	(48)
(4) Investments	9	4	5
(5) Deferred acquisition costs	36	32	4
(6) Policyholder dividends accrual	2	1	1
(7) Fixed assets	-	-	-
(8) Compensation and benefits accrual	-	-	-
(9) Pension accrual	-	-	-
(10) Receivables - nonadmitted	-	-	-
(11) Net operating loss carryforward	-	-	-
(12) Tax credit carry-forward	2	3	(1)
(13) Other (including items <5% of total ordinary tax assets)	14	8	6
(99) Subtotal	$319	$352	$(33)
(b) Statutory valuation allowance adjustment	-	-	-
(c) Nonadmitted	99	95	4
(d) Admitted ordinary deferred tax assets (2(a)(99) - 2(b) - 2(c))	$220	$257	$(37)
(e) Capital:
(1) Investments	$1	$1	$-
(2) Net capital loss carryforward	-	-	-
(3) Real estate	-	-	-
(4) Other (including items <5% of total capital tax assets)	-	-	-
(99) Subtotal	$1	$1	$-
(f) Statutory valuation allowance adjustment	-	-	-
(g) Nonadmitted	-	-	-
(h) Admitted capital deferred tax assets (2(e)(99) - 2(f) - 2(g))	$1	$1	$-
(i) Admitted deferred tax assets (2(d)+2(h))	$221	$258	$(37)
3. Deferred tax liabilities:
(a) Ordinary:
(1) Investments	$70	$116	$(46)
(2) Fixed assets	-	-	-
(3) Deferred and uncollected premium	1	1	-
(4) Policyholder reserves	4	5	(1)
(5) Other (including items <5% of total ordinary tax liabilities)	-	-	-
(99) Subtotal	$75	$122	$(47)
(b) Capital:
(1) Investments	$54	$12	$42
(2) Real estate	-	-	-
(3) Other (including items <5% of total capital tax liabilities)	-	-	-
(99) Subtotal	$54	$12	$42
(c) Deferred tax liabilities (3(a)(99) + 3(b)(99))	$129	$134	$(5)
4. Net deferred tax assets/liabilities (2(i) - 3(c))	$92	$124	$(32)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTE TO SUPPLEMENTARY INFORMATION

DECEMBER 31, 2023

The change in net deferred income taxes is comprised of the following:

	December 31,
	2023	2022	Change
(in millions)

Total deferred tax assets	$320	$352	$(32)
Total deferred tax liabilities	129	134	(5)
Net deferred tax assets (liabilities)	$191	$218	$(27)

Tax effect of unrealized gains and losses			11
Tax effect of unrealized foreign exchange gains (losses)			-
Other
Change in net deferred income taxes			$(38)

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 21% to income before income tax (including realized capital gains). The significant items causing this difference are as follows:

	Years Ended December 31,
	2023	2022	2021
(in millions)

Ordinary provisions computed at statutory rate	$64	$55	$25
Net realized capital gains (losses) before IMR at statutory rate	(1)	(16)	(5)
Change in nonadmitted assets	-	-	-
Reinsurance	(7)	8	(3)
Valuation allowance	-	-	-
Tax-exempt income	-	-	-
Nondeductible expenses	-	-	-
Foreign tax expense gross up	-	-	-
Amortization of IMR	(4)	(5)	(5)
Tax recorded in surplus	-	-	1
Dividend received deduction	(4)	(4)	(3)
Investment in subsidiaries	(1)	(1)	(1)
Prior year adjustment	(2)	(6)	(2)
Tax credits	(1)	(1)	(1)
Change in tax reserve	-	-	(1)
Pension	-	-	-
Tax rate change	-	-	-
Other	-	-	1
Total	$44	$30	$6

Federal and foreign income taxes incurred	$(32)	$29	$7
Capital gains tax	38	(7)	6
Change in net deferred income taxes	38	8	(7)
Total statutory income tax expense (benefit)	$44	$30	$6

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTE TO SUPPLEMENTARY INFORMATION

DECEMBER 31, 2023

As of December 31, 2023, the Company had the following carry forwards:

	Origination Year	Expiration Year	Amount
(in millions)

General Business Credits
	2022	2042	1
			$1

Foreign Tax Credits
	2022	2032	1
			$1

Federal income taxes incurred on capital gains available for recoupment in the event of future net capital losses were $4 million, $13 million and $0 million for 2023, 2022 and 2021, respectively.

The Company has no deposits under Section 6603 of the Internal Revenue Code.

The Company is included in the consolidated federal income tax return of JHFC with the following entities:

Essex Corporation	John Hancock Funding Company LLC
Manulife Investment Management Farmland Services Inc.	John Hancock Insurance Agency Inc.
Guide Financial, Inc.	John Hancock Life & Health Insurance Company
Manulife Investment Management Agriculture Services Inc.	John Hancock Life Insurance Company (USA)
Manulife Investment Management Forest Management Inc.	John Hancock Realty Advisors Inc.
Manulife Investment Management Timberland and Agriculture Inc.	John Hancock Realty Mgt. Inc.
JH 575 Rengstorff LLC	John Hancock Reassurance Company Ltd.
JH Hostetler LLC	John Hancock Signature Services Inc.
JH Kearny Mesa 5 LLC	Manulife Investment Management Timberland and Agriculture GP Inc.
JH Kearny Mesa 7 LLC	Manulife (Michigan) Reassurance Company
JH Kearny Mesa 9 LLC	Manulife Reinsurance (Bermuda) Limited
JH Networking Insurance Agency Inc.	Manulife Reinsurance Limited
JH Ott LLC	Manulife Service Corporation
JH Tulare 8 LLC	MCC Asset Management Inc.
John Hancock Assignment Company	PT Timber Inc.
John Hancock Financial Corporation	JH Signature Insurance Agency, Inc.
John Hancock Financial Network Inc.	The Manufacturers Investment Corporation

In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax expense (benefit) is computed as if the Company filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized by the consolidated group. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

Taxes receivable from (payable to) JHUSA, are ($10) million and ($16) million at December 31, 2023 and 2022, respectively, and are included in other assets or current federal income taxes payable on the Balance Sheets.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTE TO SUPPLEMENTARY INFORMATION

DECEMBER 31, 2023

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. The Company is under continuous examination by the Internal Revenue Service (“IRS”). The IRS completed the audit of tax years 2014-2018 with the exception of one issue that is currently in appeals. The audit of tax years 2019-2021 is ongoing.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2023	2022

(in millions)

Balance at beginning of year	$2	$2
Additions based on tax positions related to the current year	-	-
Payments	-	-
Additions for tax positions of prior years	-	-
Reductions for tax positions of prior years	-	-

Balance at end of year	$2	$2

Included in the balances as of December 31, 2023 and 2022, are $2 million and $2 million, respectively, of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2023 and 2022 are $0 million and $0 million, respectively, of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility.

The Company has no unrecognized tax benefits that will significantly increase or decrease in the next twelve months.

The Company recognizes interest accrued related to unrecognized tax benefits and penalties in income tax expense in the Statements of Operations. The Company recognized approximately $0 million, $0 million and $0 million of interest expense / (benefit) in each of the years ended December 31, 2023, 2022, and 2021, respectively. The Company had approximately $0 million and $0 million accrued for interest as of December 31, 2023 and 2022, respectively. The Company did not recognize any material penalties for the years ended December 31, 2023, 2022 and 2021.

The Inflation Reduction Act (“Act”) was enacted on August 16, 2022, and included a new corporate alternative minimum tax (“CAMT”) that goes into effect for tax years beginning after 2022. The Company is a member of a controlled group of corporations whose adjusted financial statement income qualifies it as an “applicable corporation” and therefore subject to CAMT. For the year-ended December 31, 2023, the Company’s best estimate of its CAMT liability is zero which is calculated based on all relevant guidance to date. In addition, the company has made an accounting policy election to disregard CAMT when evaluating the need for a valuation allowance on its regular non-CAMT DTA’s.

In 2018, the Company updated policy level tax reserves in accordance with the Tax Cuts and Jobs Act and reflected impacts of $24 million in its temporary differences for Actuarial Liabilities in both deferred tax assets and deferred tax liabilities. The transitional deferred tax asset is being amortized into taxable income over 8 years, in the amount of $3 million per year.

10. Capital and Surplus

There are no restrictions placed on the Company’s unassigned surplus other than restrictions on dividend payments described below.

Under New York State insurance laws (“NYSIL”), no insurer without the prior approval of the Superintendent, may pay any shareholder dividend in the calendar year immediately following a calendar year for which the insurer’s net gain from operations, after tax, not including realized capital gains, was negative. NYSIL also limits the aggregate amount of dividends a life insurer may pay in any calendar year out of positive earned surplus, to the greater of (i) 10% of its statutory policyholders’ surplus as of the immediately preceding calendar year or (ii) the Company’s statutory net gain from operations, after tax, not including realized capital gains and (losses) for the immediately preceding calendar year, not to exceed 30% of its statutory policyholders’ surplus as of the immediately preceding calendar year.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTE TO SUPPLEMENTARY INFORMATION

DECEMBER 31, 2023

In addition, NYSIL allows for a shareholder dividend even if the company does not have sufficient positive earned surplus, limited to the lesser of (i) 10% of its statutory policyholders’ surplus as of the immediately preceding calendar year or (ii) the Company’s statutory net gain from operations, after tax, not including realized capital gains and (losses) for the immediately preceding calendar year. The Company paid shareholder dividends of $100 million, $100 million, and $0 million to its parent, JHUSA, in 2023, 2022 and 2021, respectively.

Life/health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. As of December 31, 2023 and 2022, based on calculations pursuant to those requirements, the Company’s total adjusted capital exceeds the company action level RBC.

11. Related Party Transactions

Service Agreements

The Company has formal service agreements with JHUSA whereby the Company will pay a fee for services received under the agreements which include legal, personnel, marketing, investment accounting, and certain other administrative services and are billed based on intercompany cost allocations or total average daily net assets. Costs incurred under the agreements were $49 million, $50 million, and $58 million at December 31, 2023, 2022 and 2021, respectively. As of December 31, 2023 and 2022, the Company had amounts payable of $9 million and $12 million, respectively.

The Company has an Administrative Service Agreement with JHVTA and John Hancock Investment Management LLC (“JHIM”) (formerly John Hancock Advisers, LLC) pursuant to which the Company will provide certain administrative and related functional support services as required by JHVTA and JHIM in connection with variable contracts issued by the Company which provide for investment in selected portfolios of JHVTA and JHIM. For such services, JHVTA and JHIM will pay the Company a quarterly fee equal to a percentage of the average daily net assets of the funds attributable to the contracts issued by the Company. The amount earned under the agreement was $12 million, $13 million and $16 million for the years ended December 31, 2023, 2022 and 2021 respectively.

The Company has an Underwriting and Distribution Agreement with JHD pursuant to which JHD is appointed as the principal underwriter and exclusive distributor of the variable life and other products issued by the Company. For the years ended December 31, 2023, 2022 and 2021, the Company was billed by JHD for underwriting commissions of $30 million, $34 million, and $51 million, respectively. The Company had amounts payable for services provided of $2 million and $2 million at December 31, 2023 and 2022, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Balance Sheets and Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Other

During 2023, 2022 and 2021, respectively, the Company received dividends of $16 million, $17 million, and $18 million from JHVTA. These dividends are included in the Company’s net investment income.

The Company did not own any shares of the stock of its parent, JHUSA, or its ultimate parent, MFC, at December 31, 2023 and 2022.

The Company is party to the Third Restated and Amended Liquidity Pool and Loan Facility Agreement effective July 1, 2023, with JHUSA. Pursuant to the agreement, participating affiliates are permitted to invest their excess cash in the liquidity pool and earn interest calculated at a rate that is reset daily to the one-month U.S. Dollar Secured Overnight Financing Rate (“SOFR”) less 0.05%, subject to an aggregate limit of $5 billion and an amount not to exceed 10% of the Company’s admitted assets as shown in the last financial statement filed with the Insurance Division. As of December 31, 2023 and 2022, the Company had a receivable from JHUSA in the amount of $320 million and $318 million, respectively, which is included in amounts due from affiliates in the Balance Sheets.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTE TO SUPPLEMENTARY INFORMATION

DECEMBER 31, 2023

The Company had receivables from JHVTA relating to distributions of $0 million and $0 million, which were included in investment income due and accrued at December 31, 2023 and 2022, respectively.

The Company did not recognize any impairment write-down for its investment in subsidiaries, controlled or affiliated companies for the years ended December 31, 2023, 2022 and 2021, respectively.

The Company also enters into reinsurance transactions with its affiliates. Refer to the Reinsurance Note for further details.

12. Commitments, Contingencies and Legal Proceedings

Commitments: The Company has extended commitments to purchase long-term bonds of $0 million, to purchase other invested assets of $116 million, and issue agricultural and commercial mortgages of $2 million at December 31, 2023. Approximately 32% of these commitments expire in 2024.

Contingencies: As of December 31, 2023, the Company does not have any material contingencies.

Legal Proceedings: The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, and a taxpayer. In addition, the Insurance Department, the New York Attorney General, the Securities and Exchange Commission (“SEC”), the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until such matters have developed and sufficient information emerges to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

In June 2018, a class action was initiated against the Company in the U.S. District Court for the Southern District of New York on behalf of owners of Performance Universal Life (“Perf UL”) policies issued between 2003 and 2010 whose policies were subject to a Cost of Insurance (“COI”) increase announced in 2018. In addition to the class action, twelve individual lawsuits opposing the Perf UL COI increases were filed; nine in federal court and three in state court. The Company has now resolved litigation with respect to 100% of the filed lawsuits, which represents 84% of the total face amount of policies in the COI-increase block. Litigation remains possible with the final approximately 16% of the total face amount of the COI-increase block. Subsequent to the resolution of the Perf UL COI-increase lawsuits, in September 2023 an unrelated lawsuit was initiated against the Company in the U.S. District Court of the Southern District of New York as a putative class action on behalf of all current and former owners of universal life insurance policies issued by the Company “that state that cost of insurance rates will be based on future expectations that include taxes.” The Plaintiff’s theory is that the Company impermissibly failed to decrease the COI rates charged to these policy owners after the implementation of the Tax Cuts and Jobs Act of 2018. It is too early in the litigation to offer any reliable opinion about the scope of the class policies that may be at issue or the likely outcome.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTE TO SUPPLEMENTARY INFORMATION

DECEMBER 31, 2023

13. Annuity Actuarial Reserves

The Company’s annuity actuarial reserves and deposit fund liabilities and related separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2023
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total
(in millions)

Subject to discretionary withdrawal:
With fair value adjustment	$35	$-	$-	$35	0%
At book value less current surrender charge of 5% or more	2	-	-	2	0%
At fair value	-	-	7,620	7,620	78%
Total with adjustment or at fair value	37	-	7,620	7,657	78%
At book value without adjustment (minimal or no charge or adjustment)	889	-	-	889	9%
Not subject to discretionary withdrawal	1,261	-	3	1,264	13%
Total (gross)	2,187	-	7,623	9,810	100%

Reinsurance ceded	1,012	-	-	1,012
Total (net)	$1,175	$-	$7,623	$8,798

Amount included in book value less current surrender charge above that will move to book value without adjustment in the year after the statement date	$-	$-	$-	$-

	December 31, 2022
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total
(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$36	$-	$-	$36	0%
At book value less current surrender charge of 5% or more	2	-	-	2	0%
At fair value	4	-	6,998	7,002	75%
Total with adjustment or at fair value	42	-	6,998	7,040	75%
At book value without adjustment (minimal or no charge or adjustment)	1,020	-	-	1,020	11%
Not subject to discretionary withdrawal	1,278	-	2	1,280	14%
Total (gross)	2,340	-	7,000	9,340	100%

Reinsurance ceded	1,135	-	-	1,135
Total (net)	$1,205	$-	$7,000	$8,205

Amount included in book value less current surrender charge above that will move to book value without adjustment in the year after the statement date	$1	$-	$-	$1

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTE TO SUPPLEMENTARY INFORMATION

DECEMBER 31, 2023

14.	Life Actuarial Reserves

The Company’s life actuarial reserves and related separate account liabilities that are subject to discretionary withdrawal and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2023
	Account Value	Cash Value	Reserve
A. General Account
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
a. Term Policies with Cash Value	$-	$-	$-
b. Universal Life	372	372	368
c. Universal Life with Secondary Guarantees	1,266	1,154	3,104
d. Indexed Universal Life	2	2	4
e. Indexed Universal Life with Secondary Guarantees	158	143	156
f. Indexed Life	-	-	-
g. Other Permanent Cash Value Life Insurance	2,443	2,443	2,440
h. Variable Life	36	36	12
i. Variable Universal Life	135	135	149
j. Miscellaneous Reserves	-	-	1,320
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	413
b. Accidental Death Benefits	-	-	2
c. Disability - Active Lives	-	-	5
d. Disability - Disabled Lives	-	-	27
e. Miscellaneous Reserves	-	-	18
(3) Total (gross: direct + assumed)	$4,412	$4,285	$8,018
(4) Reinsurance Ceded	1,649	1,638	2,565
(5) Total (net) (3) - (4)	$2,763	$2,647	$5,453

B. Separate Account with Guarantees
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$-	$-	$-
i. Variable Universal Life	-	-	-
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	-
b. Accidental Death Benefits	-	-	-
c. Disability - Active Lives	-	-	-
d. Disability - Disabled Lives	-	-	-
e. Miscellaneous Reserves	-	-	-
(3) Total (gross: direct + assumed)	$-	$-	$-
(4) Reinsurance Ceded	-	-	-
(5) Total (net) (3) - (4)	$-	$-	$-

C. Separate Account Nonguaranteed
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$12	$12	$-
i. Variable Universal Life	412	401	387
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	-
b. Accidental Death Benefits	-	-	-
c. Disability - Active Lives	-	-	-
d. Disability - Disabled Lives	-	-	-
e. Miscellaneous Reserves	-	-	-
(3) Total (gross: direct + assumed)	$424	$413	$387
(4) Reinsurance Ceded	-	-	-
(5) Total (net) (3) - (4)	$424	$413	$387

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTE TO SUPPLEMENTARY INFORMATION

DECEMBER 31, 2023

	December 31, 2022
	Account Value	Cash Value	Reserve
A. General Account
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
a. Term Policies with Cash Value	$-	$-	$-
b. Universal Life	369	368	357
c. Universal Life with Secondary Guarantees	1,270	1,136	3,045
d. Indexed Universal Life	2	2	3
e. Indexed Universal Life with Secondary Guarantees	143	127	137
f. Indexed Life	-	-	-
g. Other Permanent Cash Value Life Insurance	2,538	2,538	2,520
h. Variable Life	4	2	4
i. Variable Universal Life	132	130	142
j. Miscellaneous Reserves	-	-	1,441
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	421
b. Accidental Death Benefits	-	-	2
c. Disability - Active Lives	-	-	6
d. Disability - Disabled Lives	-	-	29
e. Miscellaneous Reserves	-	-	20
(3) Total (gross: direct + assumed)	$4,458	$4,303	$8,127
(4) Reinsurance Ceded	1,738	1,719	2,720
(5) Total (net) (3) - (4)	$2,720	$2,584	$5,407

B. Separate Account with Guarantees
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$-	$-	$-
i. Variable Universal Life	-	-	-
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	-
b. Accidental Death Benefits	-	-	-
c. Disability - Active Lives	-	-	-
d. Disability - Disabled Lives	-	-	-
e. Miscellaneous Reserves	-	-	-
(3) Total (gross: direct + assumed)	$-	$-	$-
(4) Reinsurance Ceded	-	-	-
(5) Total (net) (3) - (4)	$-	$-	$-

C. Separate Account Nonguaranteed
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$4	$-	$-
i. Variable Universal Life	358	344	332
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	-
b. Accidental Death Benefits	-	-	-
c. Disability - Active Lives	-	-	-
d. Disability - Disabled Lives	-	-	-
e. Miscellaneous Reserves	-	-	-
(3) Total (gross: direct + assumed)	$362	$344	$332
(4) Reinsurance Ceded	-	-	-
(5) Total (net) (3) - (4)	$362	$344	$332

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTE TO SUPPLEMENTARY INFORMATION

DECEMBER 31, 2023

15. Separate Accounts

Separate accounts held by the Company include individual and group variable annuity and variable life products that offer guaranteed and non-guaranteed returns. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life insurance contracts, and, for other variable life insurance contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

The deposits related to variable annuities generally provide a GMDB. For annuity products, this can take the form of either (a) return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary; or (d) a combination benefit of (b) and (c) above. The assets and liabilities of these accounts are carried at fair value. The GMDB reserve is held in the Company’s general account policy reserves.

Contracts with GMIB rider provides a guaranteed lifetime annuity which may be elected by the contract holder after a stipulated waiting period (ten years), and which may be larger than what the contract account balance could purchase at then-current annuity purchase rates.

Multiple variations of an optional GMWB rider have also been offered by the Company. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Unaffiliated reinsurance has been utilized to mitigate risk related to some of the guarantee benefit riders. Hedging has also been utilized to mitigate risk related to some of the GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

All of the Company’s separate account assets were legally insulated at December 31, 2023 and 2022. The assets legally insulated from the general account are attributed to the following products/transactions:

Product/Transaction
	December 31,
(in millions)	2023	2022
Group Annuity Contracts (401K)	$5,653	$5,099
Variable and Fixed Annuities	1,974	1,905
Life Insurance	397	344
Total	$8,024	$7,348

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTE TO SUPPLEMENTARY INFORMATION

DECEMBER 31, 2023

To compensate the general account for the risk taken, the separate account paid risk charges and amounts toward separate account guarantees as follows:

	Risk Charges Paid to General Account	Amounts toward Separate Account Guarantees
(in millions)
2023	$11	$6
2022	$12	$6
2021	$12	$3
2020	$12	$4
2019	$14	$5

The Company had the following variable annuities with guaranteed benefits:

	December 31,

	2023	2022

(in millions, except for ages)
Account value	$1,990	$1,925
Amount of reserve held	107	100
Net amount at risk - gross	344	552
Weighted average attained age	73	73

The following assumptions and methodology were used to determine the amounts above at December 31, 2023 and 2022:

●

Reg 213 is used in both years to determine the aggregate reserve for products falling under the scope. The liability is evaluated using a standard scenario; a stochastic reserve using industry prescribed assumptions (Standard Projection) and a stochastic reserve using Company specific assumptions. The Company holds the highest of the three values.

●	The Company used the prescribed Economic Scenario Generator (“ESG”) for Reg 213 in both years, so there are no calibration criteria requirement.

●

In 2023 and 2022, annuity mortality is based on the Ruark Variable Annuity Table, which is based on an industry study of variable annuity deaths. The table is further adjusted by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

●

In 2023 and 2022, annuity base lapse rates vary by product, policy year, and rider type, where the lapse rates range from 0.5% to 40% for GMDB, GMIB and GMWB. These rates are dynamically reduced for guarantees that are in-the-money and rates are also dynamically increased for GMWBs that are out-of-the-money.

●	For variable annuities, the applicable swap curve at December 31 is used for discounting in both years.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTE TO SUPPLEMENTARY INFORMATION

DECEMBER 31, 2023

Account balances of variable contracts with guarantees were invested in separate accounts with the following characteristics:

	December 31,

	2023	2022

(in millions)
Type of Fund
Equity	$1,404	$1,294
Balanced	605	596
Bonds	248	253
Money Market	11	13

Total	$2,268	$2,156

Information regarding the nonguaranteed separate accounts of the Company is as follows:

	December 31,

	2023	2022

(in millions)
Premiums, deposits and other considerations	$768	$792

Reserves for accounts with assets at:
Fair value	8,010	7,333
Amortized cost	-	-

Total	$8,010	$7,333

	December 31,

	2023	2022

(in millions)
Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$-	$-
At book value without fair value adjustments and with current surrender charge of 5% or more	51	59
At fair value	7,899	7,227
At book value without fair value adjustments and with current surrender charge of less than 5%	57	45

Subtotal	8,007	7,331
Not subject to discretionary withdrawal	3	2

Total	$8,010	$7,333

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTE TO SUPPLEMENTARY INFORMATION

DECEMBER 31, 2023

Amounts transferred to and from separate accounts are as follows:

	December 31,
	2023	2022	2021
(in millions)
Transfers to separate accounts	$801	$849	$876
Transfers from separate accounts	1,227	1,111	1,588
Net transfers to (from) separate accounts	$(426)	$(262)	$(712)

16. Employee Benefits

Retirement Plans: The Company participates in the John Hancock Pension Plan, a qualified defined benefit plan sponsored by MIC. The Company also participates in the John Hancock Non-Qualified Pension Plan, a non-qualified defined benefit plan for employees whose qualified cash balance benefit is restricted by the Internal Revenue Code. The non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under this plan continue to be subject to the plan’s provisions. The expense for these plans was charged to the Company and was not material for the years ended December 31, 2023, 2022 and 2021.

401(k) Plan: The Company participates in The Investment-Incentive Plan for John Hancock Employees, a qualified defined contribution plan for its employees who meet certain eligibility requirements. The plan is sponsored by JHUSA. The expense for the defined contribution plan was charged to the Company and was not material for the years ended December 31, 2023, 2022 and 2021.

Other Postretirement Benefit Plan: The Company participates in the John Hancock Employee Welfare Plan (“the Welfare Plan”), a postretirement and postemployment medical and life insurance benefit plan for its retired employees and their spouses. The Welfare Plan is sponsored by MIC. The expense for other postretirement benefits was charged to the Company and was not material for the years ended December 31, 2023, 2022 and 2021.

17. Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2023 financial statements through April 3, 2024, the date the financial statements were issued. The Company did not have any subsequent events requiring disclosure.

A U D I T E D  F I N A N C I A L  S T A T E M E N T S

John Hancock Life Insurance Co of New York Separate Account A

(“John Hancock Life Insurance Company of New York Separate Account A”)

December 31, 2023

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John Hancock Life Insurance Company of New York

Separate Account A

Audited Financial Statements

December 31, 2023

2 of 71

Report of Independent Registered Public Accounting Firm

To the Board of Directors of John Hancock Life Insurance Company of New York and Contract Owners of

John Hancock Life Insurance Co of New York Separate Account A

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise John Hancock Life Insurance Co of New York Separate Account A (the “Separate Account”) as of December 31, 2023, and the related statements of operations and changes in contract owners’ equity for the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2023, and the results of its operations and changes in contract owners’ equity for each of the two years then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of the Separate Account since 1996.

Boston, Massachusetts

April 3, 2024

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Appendix

Subaccounts comprising John Hancock Life

Insurance Co of New York Separate Account A

500 Index Fund Series I	International Equity Index Series NAV

500 Index Fund Series II	International Small Company Trust Series I

500 Index Fund Series NAV	International Small Company Trust Series II

Active Bond Trust Series I	Investment Quality Bond Trust Series I

Active Bond Trust Series II	Investment Quality Bond Trust Series II

American Asset Allocation Trust Series I	Lifestyle Balanced Portfolio Series I

American Asset Allocation Trust Series II	Lifestyle Balanced Portfolio Series II

American Global Growth Trust Series II	Lifestyle Conservative Portfolio Series I

American Global Growth Trust Series III	Lifestyle Conservative Portfolio Series II

American Growth Trust Series II	Lifestyle Growth Portfolio Series I

American Growth Trust Series III	Lifestyle Growth Portfolio Series II

American Growth-Income Trust Series I	Lifestyle Growth Portfolio Series NAV

American Growth-Income Trust Series II	Lifestyle Moderate Portfolio Series I

American Growth-Income Trust Series III	Lifestyle Moderate Portfolio Series II

American International Trust Series II	Managed Volatility Balanced Portfolio Series I

American International Trust Series III	Managed Volatility Balanced Portfolio Series II

Blue Chip Growth Trust Series I	Managed Volatility Conservative Portfolio Series I

Blue Chip Growth Trust Series II	Managed Volatility Conservative Portfolio Series II

Capital Appreciation Trust Series I	Managed Volatility Growth Portfolio Series I

Capital Appreciation Trust Series II	Managed Volatility Growth Portfolio Series II

Capital Appreciation Value Trust Series II	Managed Volatility Moderate Portfolio Series I

Core Bond Trust Series I	Managed Volatility Moderate Portfolio Series II

Core Bond Trust Series II	Mid Cap Growth Trust Series I

Disciplined Value International Trust Series I	Mid Cap Growth Trust Series II

Disciplined Value International Trust Series II	Mid Cap Index Trust Series I

Emerging Markets Value Trust Series II	Mid Cap Index Trust Series II

Equity Income Trust Series I	Mid Value Trust Series I

Equity Income Trust Series II	Mid Value Trust Series II

Financial Industries Trust Series I	Money Market Trust Series I

Financial Industries Trust Series II	Money Market Trust Series II

Fundamental All Cap Core Trust Series II	Money Market Trust Series NAV

Fundamental Large Cap Value Trust Series I	Opportunistic Fixed Income Trust Series I

Fundamental Large Cap Value Trust Series II	Opportunistic Fixed Income Trust Series II

Global Equity Trust Series I	Real Estate Securities Trust Series I

Global Equity Trust Series II	Real Estate Securities Trust Series II

Health Sciences Trust Series I	Science & Technology Trust Series I

Health Sciences Trust Series II	Science & Technology Trust Series II

High Yield Trust Series I	Select Bond Trust Series I

High Yield Trust Series II	Select Bond Trust Series II

International Equity Index Series I	Short Term Government Income Trust Series I

International Equity Index Series II	Short Term Government Income Trust Series II

4 of 71

Appendix

Subaccounts comprising John Hancock Life

Insurance Co of New York Separate Account A

Small Cap Index Trust Series I	Strategic Income Opportunities Trust Series I

Small Cap Index Trust Series II	Strategic Income Opportunities Trust Series II

Small Cap Opportunities Trust Series I	Total Bond Market Series Trust NAV

Small Cap Opportunities Trust Series II	Total Bond Market Trust Series II

Small Cap Stock Trust Series II	Total Stock Market Index Trust Series I

Small Cap Value Trust Series II	Total Stock Market Index Trust Series II

Small Company Value Trust Series I	Ultra Short Term Bond Trust Series II

Small Company Value Trust Series II

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2023

	500 Index Fund Series I	500 Index Fund Series II	500 Index Fund Series NAV	Active Bond Trust Series I	Active Bond Trust Series II	American Asset Allocation Trust Series I

Total Assets

Investments at fair value	$14,073,560	$18,126,828	$6,963,354	$692,772	$15,632,969	$4,828,099

Units outstanding	327,060	436,069	167,466	35,644	850,823	180,000

Unit value	$43.03	$41.57	$41.58	$19.44	$18.37	$26.82

Shares	282,205	363,409	139,630	83,871	1,888,040	526,510

Cost	$8,994,593	$13,850,551	$5,096,974	$796,297	$17,902,558	$6,100,495

See accompanying notes.

6 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2023

	American Asset Allocation Trust Series II	American Global Growth Trust Series II	American Global Growth Trust Series III	American Growth Trust Series II	American Growth Trust Series III	American Growth- Income Trust Series I

Total Assets

Investments at fair value	$52,591,756	$8,329,651	$5,019	$75,807,473	$314,995	$6,569,177

Units outstanding	2,029,442	246,672	119	967,779	5,282	111,498

Unit value	$25.91	$33.77	$42.18	$78.33	$59.64	$58.92

Shares	5,735,197	587,837	350	5,013,722	20,548	417,621

Cost	$66,361,843	$8,763,237	$5,341	$80,359,044	$329,907	$6,620,835

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2023

	American Growth- Income Trust Series II	American Growth- Income Trust Series III	American International Trust Series II	American International Trust Series III	Blue Chip Growth Trust Series I	Blue Chip Growth Trust Series II

Total Assets

Investments at fair value	$66,000,501	$424,226	$30,610,550	$189,255	$22,755,322	$13,462,127

Units outstanding	1,236,642	9,276	1,036,162	10,243	243,124	203,557

Unit value	$53.37	$45.73	$29.54	$18.48	$93.60	$66.13

Shares	4,225,384	27,038	2,111,072	13,115	842,478	539,781

Cost	$64,248,918	$408,820	$36,295,235	$219,305	$24,768,019	$15,101,983

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2023

	Capital Appreciation Trust Series I	Capital Appreciation Trust Series II	Capital Appreciation Value Trust Series II	Core Bond Trust Series I	Core Bond Trust Series II	Disciplined Value International Trust Series I

Total Assets

Investments at fair value	$12,139,987	$9,111,781	$17,025,582	$4,178,878	$5,603,009	$3,085,542

Units outstanding	249,352	128,125	455,404	250,041	359,402	119,735

Unit value	$48.69	$71.12	$37.39	$16.71	$15.59	$25.77

Shares	2,457,487	2,416,918	1,557,693	369,485	495,842	199,453

Cost	$12,073,984	$10,058,486	$17,906,407	$4,823,501	$6,491,882	$2,529,464

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2023

	Disciplined Value International Trust Series II	Emerging Markets Value Trust Series II	Equity Income Trust Series I	Equity Income Trust Series II	Financial Industries Trust Series I	Financial Industries Trust Series II

Total Assets

Investments at fair value	$4,931,823	$3,305,247	$18,808,232	$13,931,898	$626,198	$2,198,030

Units outstanding	178,889	250,479	239,671	357,837	20,801	70,463

Unit value	$27.57	$13.20	$78.48	$38.93	$30.10	$31.19

Shares	319,212	328,553	1,399,422	1,045,154	56,875	202,397

Cost	$4,018,387	$3,162,438	$19,976,963	$14,521,605	$720,854	$2,610,735

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2023

	Fundamental All Cap Core Trust Series II	Fundamental Large Cap Value Trust Series I	Fundamental Large Cap Value Trust Series II	Global Equity Trust Series I	Global Equity Trust Series II	Health Sciences Trust Series I

Total Assets

Investments at fair value	$5,690,355	$21,825,177	$21,732,613	$5,722,207	$3,743,736	$3,181,050

Units outstanding	77,402	438,571	482,682	121,543	137,013	30,640

Unit value	$73.52	$49.76	$45.02	$47.08	$27.32	$103.82

Shares	198,408	859,597	846,945	255,798	168,713	135,652

Cost	$4,805,425	$17,679,249	$17,781,531	$4,465,988	$3,348,475	$3,545,320

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2023

	Health Sciences Trust Series II	High Yield Trust Series I	High Yield Trust Series II	International Equity Index Series I	International Equity Index Series II	International Equity Index Series NAV

Total Assets

Investments at fair value	$6,433,803	$1,067,647	$2,919,440	$634,998	$3,449,205	$828,650

Units outstanding	64,170	41,667	112,589	34,458	192,692	56,790

Unit value	$100.26	$25.62	$25.93	$18.43	$17.90	$14.59

Shares	319,137	225,718	599,474	34,643	187,763	45,207

Cost	$7,474,517	$1,154,179	$3,064,831	$603,209	$3,287,311	$765,347

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2023

	International Small Company Trust Series I	International Small Company Trust Series II	Investment Quality Bond Trust Series I	Investment Quality Bond Trust Series II	Lifestyle Balanced Portfolio Series I	Lifestyle Balanced Portfolio Series II

Total Assets

Investments at fair value	$1,056,086	$1,996,899	$1,602,530	$10,289,671	$5,964,831	$247,638,637

Units outstanding	45,024	88,598	55,161	579,425	319,986	13,148,069

Unit value	$23.46	$22.54	$29.05	$17.76	$18.64	$18.83

Shares	83,222	157,484	165,722	1,062,983	471,528	19,529,861

Cost	$1,050,037	$2,004,776	$1,838,305	$11,789,583	$6,642,567	$276,054,068

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2023

	Lifestyle Conservative Portfolio Series I	Lifestyle Conservative Portfolio Series II	Lifestyle Growth Portfolio Series I	Lifestyle Growth Portfolio Series II	Lifestyle Growth Portfolio Series NAV	Lifestyle Moderate Portfolio Series I

Total Assets

Investments at fair value	$1,993,110	$40,659,230	$9,892,860	$541,353,103	$115,676	$1,983,662

Units outstanding	133,782	2,710,082	466,338	24,961,145	6,681	114,725

Unit value	$14.90	$15.00	$21.21	$21.69	$17.31	$17.29

Shares	178,754	3,640,039	754,604	41,261,669	8,830	164,893

Cost	$2,360,042	$47,523,131	$11,491,939	$629,647,845	$135,665	$2,267,737

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2023

	Lifestyle Moderate Portfolio Series II	Managed Volatility Balanced Portfolio Series I	Managed Volatility Balanced Portfolio Series II	Managed Volatility Conservative Portfolio Series I	Managed Volatility Conservative Portfolio Series II	Managed Volatility Growth Portfolio Series I

Total Assets

Investments at fair value	$71,295,290	$4,697,565	$120,216,972	$753,899	$23,484,045	$3,182,674

Units outstanding	4,093,727	169,415	5,305,911	28,137	1,322,820	113,423

Unit value	$17.42	$27.73	$22.66	$26.79	$17.75	$28.06

Shares	5,911,716	469,757	12,130,875	78,124	2,456,490	302,823

Cost	$81,733,066	$5,611,849	$142,498,113	$866,504	$27,385,875	$3,794,161

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2023

	Managed Volatility Growth Portfolio Series II	Managed Volatility Moderate Portfolio Series I	Managed Volatility Moderate Portfolio Series II	Mid Cap Growth Trust Series I	Mid Cap Growth Trust Series II	Mid Cap Index Trust Series I

Total Assets

Investments at fair value	$144,895,916	$1,770,781	$43,629,014	$6,000,820	$8,743,926	$4,159,374

Units outstanding	6,078,333	55,771	2,051,289	109,486	134,994	65,799

Unit value	$23.84	$31.75	$21.27	$54.81	$64.77	$63.21

Shares	13,852,382	183,882	4,573,272	695,344	1,295,396	212,213

Cost	$173,246,478	$2,124,081	$51,490,488	$9,139,760	$13,336,274	$4,345,355

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2023

	Mid Cap Index Trust Series II	Mid Value Trust Series I	Mid Value Trust Series II	Money Market Trust Series I	Money Market Trust Series II	Money Market Trust Series NAV

Total Assets

Investments at fair value	$8,151,394	$1,533,537	$7,030,692	$1,388,441	$4,975,039	$323,136

Units outstanding	151,528	29,874	141,578	93,704	437,445	26,294

Unit value	$53.79	$51.33	$49.66	$14.82	$11.37	$12.29

Shares	419,310	155,374	711,609	1,388,441	4,975,039	323,136

Cost	$8,406,225	$1,540,503	$7,105,274	$1,388,441	$4,975,039	$323,136

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2023

	Opportunistic Fixed Income Trust Series I	Opportunistic Fixed Income Trust Series II	Real Estate Securities Trust Series I	Real Estate Securities Trust Series II	Science & Technology Trust Series I	Science & Technology Trust Series II

Total Assets

Investments at fair value	$1,134,641	$4,679,115	$1,218,669	$3,218,503	$8,931,986	$9,644,809

Units outstanding	29,906	235,879	17,570	63,730	130,062	110,940

Unit value	$37.94	$19.84	$69.36	$50.50	$68.67	$86.94

Shares	102,868	432,051	64,651	170,833	495,671	649,482

Cost	$1,243,540	$5,274,221	$1,162,465	$3,264,239	$9,971,023	$10,681,493

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2023

	Select Bond Trust Series I	Select Bond Trust Series II	Short Term Government Income Trust Series I	Short Term Government Income Trust Series II	Small Cap Index Trust Series I	Small Cap Index Trust Series II

Total Assets

Investments at fair value	$412,012	$46,080,809	$1,788,175	$2,191,120	$254,053	$4,831,021

Units outstanding	29,111	3,618,431	158,458	201,525	5,981	114,398

Unit value	$14.15	$12.74	$11.28	$10.87	$42.48	$42.23

Shares	35,065	3,915,107	159,944	195,986	19,423	372,764

Cost	$469,500	$51,917,843	$1,924,391	$2,305,373	$280,464	$5,112,900

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2023

	Small Cap Opportunities Trust Series I	Small Cap Opportunities Trust Series II	Small Cap Stock Trust Series II	Small Cap Value Trust Series II	Small Company Value Trust Series I	Small Company Value Trust Series II

Total Assets

Investments at fair value	$2,740,577	$6,021,518	$1,671,457	$2,077,826	$1,848,330	$4,714,796

Units outstanding	45,119	104,672	37,197	53,987	31,221	99,340

Unit value	$60.74	$57.53	$44.94	$38.49	$59.20	$47.46

Shares	100,241	227,485	336,987	151,999	201,783	549,510

Cost	$2,677,838	$5,896,623	$2,248,478	$2,329,623	$2,030,208	$5,075,597

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2023

	Strategic Income Opportunities Trust Series I	Strategic Income Opportunities Trust Series II	Total Bond Market Series Trust NAV	Total Bond Market Trust Series II	Total Stock Market Index Trust Series I	Total Stock Market Index Trust Series II

Total Assets

Investments at fair value	$1,808,655	$3,363,172	$518,694	$5,632,334	$3,730,794	$6,268,512

Units outstanding	75,009	147,529	40,488	480,244	88,196	118,729

Unit value	$24.11	$22.80	$12.81	$11.73	$42.30	$52.80

Shares	143,317	265,653	57,761	625,815	153,594	259,781

Cost	$1,908,493	$3,568,427	$586,610	$6,251,656	$3,387,382	$5,389,554

See accompanying notes.

21 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2023

Ultra Short Term Bond Trust Series II

Total Assets

Investments at fair value	$16,319,682

Units outstanding	1,469,082

Unit value	$11.11

Shares	1,468,918

Cost	$16,314,425

See accompanying notes.

22 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	500 Index Fund Series I		500 Index Fund Series II		500 Index Fund Series NAV
	2023	2022	2023	2022	2023	2022

Income:

Dividend distributions received	$160,935	$167,317	$185,518	$165,791	$86,845	$68,899

Expenses:

Mortality and expense risk and administrative charges	(192,571)	(199,900)	(257,564)	(250,779)	(95,876)	(78,446)

Net investment income (loss)	(31,636)	(32,583)	(72,046)	(84,988)	(9,031)	(9,547)

Realized gains (losses) on investments:

Capital gain distributions received	178,292	466,342	238,904	556,941	92,966	184,191

Net realized gain (loss)	691,038	522,162	989,956	747,069	1,044,037	292,894

Realized gains (losses)	869,330	988,504	1,228,860	1,304,010	1,137,003	477,085

Unrealized appreciation (depreciation) during the period	2,037,359	(4,148,338)	2,397,888	(5,096,632)	241,624	(1,705,023)

Net increase (decrease) in net assets from operations
	2,875,053	(3,192,417)	3,554,702	(3,877,610)	1,369,596	(1,237,485)

Changes from principal transactions:

Purchase payments	4,347	26,776	12,794	53,812	1,080	1,440

Transfers between sub-accounts and the company	(91,870)	68,217	1,546,532	989,877	2,148,468	7,679

Withdrawals	(1,327,793)	(926,343)	(1,987,333)	(1,021,190)	(1,535,931)	(234,672)

Annual contract fee	(4,332)	(4,639)	(62,953)	(67,764)	(34,550)	(30,071)

Net increase (decrease) in net assets from principal transactions	(1,419,648)	(835,989)	(490,960)	(45,265)	579,067	(255,624)

Total increase (decrease) in net assets	1,455,405	(4,028,406)	3,063,742	(3,922,875)	1,948,663	(1,493,109)

Net assets at beginning of period	12,618,155	16,646,561	15,063,086	18,985,961	5,014,691	6,507,800

Net assets at end of period	$14,073,560	$12,618,155	$18,126,828	$15,063,086	$6,963,354	$5,014,691

	2023	2022	2023	2022	2023	2022
Units, beginning of period	361,696	383,309	446,616	451,307	148,644	155,274

Units issued	1,462	7,244	55,183	43,432	66,333	3,570

Units redeemed	(36,098)	(28,857)	(65,730)	(48,123)	(47,511)	(10,200)

Units, end of period	327,060	361,696	436,069	446,616	167,466	148,644

See accompanying notes.

23 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Active Bond Trust Series I		Active Bond Trust Series II		American Asset Allocation Trust Series I
	2023	2022	2023	2022	2023	2022

Income:

Dividend distributions received	$23,753	$27,911	$504,697	$513,873	$86,410	$117,087

Expenses:

Mortality and expense risk and administrative charges	(10,558)	(13,075)	(240,333)	(271,071)	(68,604)	(75,382)

Net investment income (loss)	13,195	14,836	264,364	242,802	17,806	41,705

Realized gains (losses) on investments:

Capital gain distributions received	-	5,012	-	98,186	645,730	602,137

Net realized gain (loss)	(21,833)	(30,682)	(374,459)	(375,598)	(235,527)	(148,664)

Realized gains (losses)	(21,833)	(25,670)	(374,459)	(277,412)	410,203	453,473

Unrealized appreciation (depreciation) during the period	41,518	(142,696)	771,339	(2,984,962)	110,041	(1,399,625)

Net increase (decrease) in net assets from operations
	32,880	(153,530)	661,244	(3,019,572)	538,050	(904,447)

Changes from principal transactions:

Purchase payments	800	402	4,826	6,050	8,925	600

Transfers between sub-accounts and the company	16,366	(110,570)	1,184,261	(1,138,709)	52,594	(92,531)

Withdrawals	(98,663)	(51,929)	(1,286,403)	(1,068,537)	(485,670)	(316,527)

Annual contract fee	(380)	(414)	(51,503)	(57,879)	(2,038)	(2,294)

Net increase (decrease) in net assets from principal transactions	(81,877)	(162,511)	(148,819)	(2,259,075)	(426,189)	(410,752)

Total increase (decrease) in net assets	(48,997)	(316,041)	512,425	(5,278,647)	111,861	(1,315,199)

Net assets at beginning of period	741,769	1,057,810	15,120,544	20,399,191	4,716,238	6,031,437

Net assets at end of period	$692,772	$741,769	$15,632,969	$15,120,544	$4,828,099	$4,716,238

	2023	2022	2023	2022	2023	2022
Units, beginning of period	38,959	47,853	861,264	983,685	196,776	213,883

Units issued	1,079	698	103,222	50,475	2,573	1,566

Units redeemed	(4,394)	(9,592)	(113,663)	(172,896)	(19,349)	(18,673)

Units, end of period	35,644	38,959	850,823	861,264	180,000	196,776

See accompanying notes.

24 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Asset Allocation Trust Series II		American Global Growth Trust Series II		American Global Growth Trust Series III
	2023	2022	2023	2022	2023	2022

Income:

Dividend distributions received	$887,220	$1,204,954	$33,501	$34,398	$42	$48

Expenses:

Mortality and expense risk and administrative charges	(730,252)	(794,648)	(115,379)	(118,365)	(39)	(55)

Net investment income (loss)	156,968	410,306	(81,878)	(83,967)	3	(7)

Realized gains (losses) on investments:

Capital gain distributions received	6,998,798	6,539,733	1,094,596	1,098,589	656	971

Net realized gain (loss)	(1,955,810)	(1,178,155)	3,076	109,787	20	26

Realized gains (losses)	5,042,988	5,361,578	1,097,672	1,208,376	676	997

Unrealized appreciation (depreciation) during the period	621,409	(15,396,904)	455,946	(3,903,046)	281	(3,148)

Net increase (decrease) in net assets from operations
	5,821,365	(9,625,020)	1,471,740	(2,778,637)	960	(2,158)

Changes from principal transactions:

Purchase payments	-	450	11,954	12,375	-	-

Transfers between sub-accounts and the company	114,021	(962,993)	(53,379)	26,515	(240)	855

Withdrawals	(3,830,596)	(4,030,117)	(607,197)	(439,976)	(300)	(2,469)

Annual contract fee	(351,741)	(362,025)	(44,465)	(46,235)	(54)	(77)

Net increase (decrease) in net assets from principal transactions	(4,068,316)	(5,354,685)	(693,087)	(447,321)	(594)	(1,691)

Total increase (decrease) in net assets	1,753,049	(14,979,705)	778,653	(3,225,958)	366	(3,849)

Net assets at beginning of period	50,838,707	65,818,412	7,550,998	10,776,956	4,653	8,502

Net assets at end of period	$52,591,756	$50,838,707	$8,329,651	$7,550,998	$5,019	$4,653

	2023	2022	2023	2022	2023	2022
Units, beginning of period	2,194,260	2,413,907	261,829	278,617	134	182

Units issued	14,851	9,120	14,165	21,316	3	31

Units redeemed	(179,669)	(228,767)	(29,322)	(38,104)	(18)	(79)

Units, end of period	2,029,442	2,194,260	246,672	261,829	119	134

See accompanying notes.

25 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Growth Trust Series II		American Growth Trust Series III		American Growth-Income Trust Series I
	2023	2022	2023	2022	2023	2022

Income:

Dividend distributions received	$52,505	$1,032,041	$213	$6,160	$63,694	$130,985

Expenses:

Mortality and expense risk and administrative charges	(1,102,459)	(1,173,389)	(2,898)	(3,190)	(88,921)	(93,329)

Net investment income (loss)	(1,049,954)	(141,348)	(2,685)	2,970	(25,227)	37,656

Realized gains (losses) on investments:

Capital gain distributions received	11,443,414	18,663,715	46,516	80,324	648,847	325,660

Net realized gain (loss)	(3,469,399)	579,464	(18,359)	547	(71,053)	(174,803)

Realized gains (losses)	7,974,015	19,243,179	28,157	80,871	577,794	150,857

Unrealized appreciation (depreciation) during the period	15,382,303	(49,761,718)	69,151	(209,192)	741,843	(1,564,334)

Net increase (decrease) in net assets from operations
	22,306,364	(30,659,887)	94,623	(125,351)	1,294,410	(1,375,821)

Changes from principal transactions:

Purchase payments	24,278	17,015	-	-	1,640	1,640

Transfers between sub-accounts and the company	(7,606,234)	4,520,262	(22,479)	26,746	(62,878)	(358,697)

Withdrawals	(6,476,776)	(5,953,268)	(47,180)	(17,962)	(276,117)	(387,152)

Annual contract fee	(283,535)	(299,045)	(3,258)	(3,561)	(1,845)	(1,931)

Net increase (decrease) in net assets from principal transactions	(14,342,267)	(1,715,036)	(72,917)	5,223	(339,200)	(746,140)

Total increase (decrease) in net assets	7,964,097	(32,374,923)	21,706	(120,128)	955,210	(2,121,961)

Net assets at beginning of period	67,843,376	100,218,299	293,289	413,417	5,613,967	7,735,928

Net assets at end of period	$75,807,473	$67,843,376	$314,995	$293,289	$6,569,177	$5,613,967

	2023	2022	2023	2022	2023	2022
Units, beginning of period	1,177,238	1,193,588	6,746	6,592	117,145	132,538

Units issued	14,227	115,483	6	676	337	184

Units redeemed	(223,686)	(131,833)	(1,470)	(522)	(5,984)	(15,577)

Units, end of period	967,779	1,177,238	5,282	6,746	111,498	117,145

See accompanying notes.

26 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Growth-Income Trust Series II		American Growth-Income Trust Series III		American International Trust Series II
	2023	2022	2023	2022	2023	2022

Income:

Dividend distributions received	$594,951	$1,394,962	$5,643	$11,416	$248,411	$653,039

Expenses:

Mortality and expense risk and administrative charges	(966,517)	(1,040,767)	(3,823)	(4,283)	(455,433)	(495,529)

Net investment income (loss)	(371,566)	354,195	1,820	7,133	(207,022)	157,510

Realized gains (losses) on investments:

Capital gain distributions received	6,687,070	3,567,841	42,489	24,307	4,314,747	1,456,054

Net realized gain (loss)	(647,587)	(1,043,586)	(8,210)	(5,176)	(509,379)	(544,017)

Realized gains (losses)	6,039,483	2,524,255	34,279	19,131	3,805,368	912,037

Unrealized appreciation (depreciation) during the period	7,777,801	(17,402,844)	54,935	(117,279)	193,802	(9,827,877)

Net increase (decrease) in net assets from operations
	13,445,718	(14,524,394)	91,034	(91,015)	3,792,148	(8,758,330)

Changes from principal transactions:

Purchase payments	20,808	19,949	-	-	15,010	7,975

Transfers between sub-accounts and the company	(2,404,042)	(2,235,703)	(16,885)	(1,782)	375,712	397,152

Withdrawals	(5,043,487)	(5,461,620)	(55,935)	(29,774)	(2,299,737)	(2,527,856)

Annual contract fee	(269,097)	(286,276)	(4,471)	(4,905)	(134,473)	(145,082)

Net increase (decrease) in net assets from principal transactions	(7,695,818)	(7,963,650)	(77,291)	(36,461)	(2,043,488)	(2,267,811)

Total increase (decrease) in net assets	5,749,900	(22,488,044)	13,743	(127,476)	1,748,660	(11,026,141)

Net assets at beginning of period	60,250,601	82,738,645	410,483	537,959	28,861,890	39,888,031

Net assets at end of period	$66,000,501	$60,250,601	$424,226	$410,483	$30,610,550	$28,861,890

	2023	2022	2023	2022	2023	2022
Units, beginning of period	1,395,748	1,571,978	11,226	12,149	1,108,635	1,190,249

Units issued	35,459	39,019	-	312	60,055	82,871

Units redeemed	(194,565)	(215,249)	(1,950)	(1,235)	(132,528)	(164,485)

Units, end of period	1,236,642	1,395,748	9,276	11,226	1,036,162	1,108,635

See accompanying notes.

27 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American International Trust Series III		Blue Chip Growth Trust Series I		Blue Chip Growth Trust Series II

	2023	2022	2023	2022	2023	2022
Income:

Dividend distributions received	$2,574	$5,602	$-	$-	$-	$-

Expenses:
Mortality and expense risk and administrative charges	(1,771)	(2,047)	(291,331)	(293,190)	(190,925)	(198,231)

Net investment income (loss)	803	3,555	(291,331)	(293,190)	(190,925)	(198,231)

Realized gains (losses) on investments:

Capital gain distributions received	26,615	9,842	-	5,125,472	-	3,457,918

Net realized gain (loss)	(9,059)	(1,521)	(428,339)	(167,756)	(1,564,505)	(88,969)

Realized gains (losses)	17,556	8,321	(428,339)	4,957,716	(1,564,505)	3,368,949

Unrealized appreciation (depreciation) during the period	8,841	(66,152)	8,277,522	(15,408,897)	6,558,322	(10,248,193)

Net increase (decrease) in net assets from operations	27,200	(54,276)	7,557,852	(10,744,371)	4,802,892	(7,077,475)

Changes from principal transactions:

Purchase payments	-	-	10,873	10,636	15,500	10,550

Transfers between sub-accounts and the company	1,366	6,858	(348,057)	51,693	(829,130)	37,214

Withdrawals	(34,486)	(9,189)	(759,716)	(1,141,072)	(1,262,541)	(1,543,911)

Annual contract fee	(2,047)	(2,279)	(6,366)	(6,612)	(39,406)	(43,084)

Net increase (decrease) in net assets from principal transactions	(35,167)	(4,610)	(1,103,266)	(1,085,355)	(2,115,577)	(1,539,231)

Total increase (decrease) in net assets	(7,967)	(58,886)	6,454,586	(11,829,726)	2,687,315	(8,616,706)

Net assets at beginning of period	197,222	256,108	16,300,736	28,130,462	10,774,812	19,391,518

Net assets at end of period	$189,255	$197,222	$22,755,322	$16,300,736	$13,462,127	$10,774,812

	2023	2022	2023	2022	2023	2022

Units, beginning of period	12,253	12,473	254,725	269,093	240,904	263,859

Units issued	403	999	941	4,887	11,959	23,643

Units redeemed	(2,413)	(1,219)	(12,542)	(19,255)	(49,306)	(46,598)

Units, end of period	10,243	12,253	243,124	254,725	203,557	240,904

See accompanying notes.

28 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Capital Appreciation Trust Series I		Capital Appreciation Trust Series II		Capital Appreciation Value Trust Series II

	2023	2022	2023	2022	2023	2022
Income:

Dividend distributions received	$-	$-	$-	$-	$253,080	$125,450
Expenses:

Mortality and expense risk and administrative charges	(156,757)	(160,313)	(128,226)	(131,414)	(248,173)	(261,306)

Net investment income (loss)	(156,757)	(160,313)	(128,226)	(131,414)	4,907	(135,856)

Realized gains (losses) on investments:

Capital gain distributions received	158,373	2,939,088	154,371	2,624,847	1,652,293	2,136,729

Net realized gain (loss)	(227,214)	(1,317,636)	(523,513)	(438,886)	(48,911)	54,158

Realized gains (losses)	(68,841)	1,621,452	(369,142)	2,185,961	1,603,382	2,190,887

Unrealized appreciation (depreciation) during the period	4,540,768	(7,407,940)	3,748,528	(6,661,621)	852,056	(4,605,648)

Net increase (decrease) in net assets from operations	4,315,170	(5,946,801)	3,251,160	(4,607,074)	2,460,345	(2,550,617)

Changes from principal transactions:

Purchase payments	4,904	4,947	34,033	560	11,320	3,660

Transfers between sub-accounts and the company	(179,094)	(5,498)	(236,854)	(209,971)	107,326	(3,652)

Withdrawals	(935,531)	(810,522)	(757,687)	(656,614)	(1,123,584)	(853,626)

Annual contract fee	(4,195)	(4,289)	(22,237)	(24,830)	(114,329)	(113,133)

Net increase (decrease) in net assets from principal transactions	(1,113,916)	(815,362)	(982,745)	(890,855)	(1,119,267)	(966,751)

Total increase (decrease) in net assets	3,201,254	(6,762,163)	2,268,415	(5,497,929)	1,341,078	(3,517,368)

Net assets at beginning of period	8,938,733	15,700,896	6,843,366	12,341,295	15,684,504	19,201,872

Net assets at end of period	$12,139,987	$8,938,733	$9,111,781	$6,843,366	$17,025,582	$15,684,504

	2023	2022	2023	2022	2023	2022

Units, beginning of period	274,986	297,232	144,563	159,237	486,964	516,303

Units issued	6,203	3,210	3,540	4,277	14,496	24,293
Units redeemed	(31,837)	(25,456)	(19,978)	(18,951)	(46,056)	(53,632)

Units, end of period	249,352	274,986	128,125	144,563	455,404	486,964

See accompanying notes.

29 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Core Bond Trust Series I		Core Bond Trust Series II		Disciplined Value International Trust Series I

	2023	2022	2023	2022	2023	2022
Income:

Dividend distributions received	$113,416	$90,648	$150,259	$119,664	$54,614	$111,865

Expenses:

Mortality and expense risk and administrative charges	(58,520)	(63,944)	(83,934)	(98,945)	(46,852)	(46,764)

Net investment income (loss)	54,896	26,704	66,325	20,719	7,762	65,101

Realized gains (losses) on investments:

Capital gain distributions received	-	-	-	-	-	-

Net realized gain (loss)	(64,077)	(50,349)	(145,182)	(151,364)	51,762	60,556

Realized gains (losses)	(64,077)	(50,349)	(145,182)	(151,364)	51,762	60,556

Unrealized appreciation (depreciation) during the period	181,906	(695,724)	286,585	(987,812)	466,087	(348,396)

Net increase (decrease) in net assets from operations	172,725	(719,369)	207,728	(1,118,457)	525,611	(222,739)

Changes from principal transactions:

Purchase payments	120	120	750	2,200	17,525	8,710

Transfers between sub-accounts and the company	339,590	(80,994)	346,792	(233,890)	14,071	(85,925)

Withdrawals	(234,437)	(236,909)	(542,462)	(971,855)	(545,340)	(223,817)

Annual contract fee	(1,601)	(1,799)	(13,796)	(15,353)	(1,196)	(1,179)

Net increase (decrease) in net assets from principal transactions	103,672	(319,582)	(208,716)	(1,218,898)	(514,940)	(302,211)

Total increase (decrease) in net assets	276,397	(1,038,951)	(988)	(2,337,355)	10,671	(524,950)

Net assets at beginning of period	3,902,481	4,941,432	5,603,997	7,941,352	3,074,871	3,599,821

Net assets at end of period	$4,178,878	$3,902,481	$5,603,009	$5,603,997	$3,085,542	$3,074,871

	2023	2022	2023	2022	2023	2022

Units, beginning of period	243,781	262,354	374,602	451,092	140,304	154,492

Units issued	21,929	195	34,242	4,410	1,796	1,768

Units redeemed	(15,669)	(18,768)	(49,442)	(80,900)	(22,365)	(15,956)

Units, end of period	250,041	243,781	359,402	374,602	119,735	140,304

See accompanying notes.

30 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Disciplined Value International Trust Series II		Emerging Markets Value Trust Series II		Equity Income Trust Series I

	2023	2022	2023	2022	2023	2022

Income:

Dividend distributions received	$78,690	$161,647	$44,482	$115,503	$349,937	$369,108

Expenses:

Mortality and expense risk and administrative charges	(72,797)	(74,316)	(45,859)	(48,543)	(272,156)	(303,513)

Net investment income (loss)	5,893	87,331	(1,377)	66,960	77,781	65,595

Realized gains (losses) on investments:

Capital gain distributions received	-	-	-	-	1,680,576	2,246,231

Net realized gain (loss)	96,447	19,879	(26,349)	(20,445)	(613,452)	(334,910)

Realized gains (losses)	96,447	19,879	(26,349)	(20,445)	1,067,124	1,911,321

Unrealized appreciation (depreciation) during the period	679,642	(445,186)	429,540	(532,889)	208,301	(3,026,916)

Net increase (decrease) in net assets from operations	781,982	(337,976)	401,814	(486,374)	1,353,206	(1,050,000)

Changes from principal transactions:

Purchase payments	14,701	10,411	920	925	66,496	16,537

Transfers between sub-accounts and the company	(42,603)	(221,914)	(155,916)	(201,332)	(154,215)	(588,371)

Withdrawals	(394,244)	(309,480)	(43,939)	(49,346)	(1,913,496)	(1,446,093)

Annual contract fee	(14,258)	(14,168)	(15,543)	(17,116)	(6,288)	(6,758)

Net increase (decrease) in net assets from principal transactions	(436,404)	(535,151)	(214,478)	(266,869)	(2,007,503)	(2,024,685)

Total increase (decrease) in net assets	345,578	(873,127)	187,336	(753,243)	(654,297)	(3,074,685)

Net assets at beginning of period	4,586,245	5,459,372	3,117,911	3,871,154	19,462,529	22,537,214

Net assets at end of period	$4,931,823	$4,586,245	$3,305,247	$3,117,911	$18,808,232	$19,462,529

	2023	2022	2023	2022	2023	2022

Units, beginning of period	195,037	217,117	267,062	288,514	265,885	292,856

Units issued	4,486	3,234	12,317	4,368	4,261	4,076

Units redeemed	(20,634)	(25,314)	(28,900)	(25,820)	(30,475)	(31,047)

Units, end of period	178,889	195,037	250,479	267,062	239,671	265,885

See accompanying notes.

31 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Equity Income Trust Series II		Financial Industries Trust Series I		Financial Industries Trust Series II

	2023	2022	2023	2022	2023	2022

Income:

Dividend distributions received	$239,342	$247,107	$10,089	$15,573	$33,863	$56,720

Expenses:

Mortality and expense risk and administrative charges	(215,657)	(249,673)	(9,123)	(11,160)	(33,284)	(43,033)

Net investment income (loss)	23,685	(2,566)	966	4,413	579	13,687

Realized gains (losses) on investments:

Capital gain distributions received	1,267,980	1,693,010	25,079	115,278	94,220	460,285

Net realized gain (loss)	(270,072)	40,414	(9,440)	14,005	(137,417)	106,380

Realized gains (losses)	997,908	1,733,424	15,639	129,283	(43,197)	566,665

Unrealized appreciation (depreciation) during the period	1,023	(2,589,035)	1,748	(258,001)	107,630	(1,085,255)

Net increase (decrease) in net assets from operations	1,022,616	(858,177)	18,353	(124,305)	65,012	(504,903)

Changes from principal transactions:

Purchase payments	8,134	11,502	880	920	8,000	2,501

Transfers between sub-accounts and the company	(51,469)	(48,169)	1,933	(95,483)	(157,249)	(58,662)

Withdrawals	(2,006,610)	(2,517,107)	(13,867)	(26,419)	(176,580)	(278,143)

Annual contract fee	(42,600)	(46,621)	(267)	(292)	(6,563)	(9,139)

Net increase (decrease) in net assets from principal transactions	(2,092,545)	(2,600,395)	(11,321)	(121,274)	(332,392)	(343,443)

Total increase (decrease) in net assets	(1,069,929)	(3,458,572)	7,032	(245,579)	(267,380)	(848,346)

Net assets at beginning of period	15,001,827	18,460,399	619,166	864,745	2,465,410	3,313,756

Net assets at end of period	$13,931,898	$15,001,827	$626,198	$619,166	$2,198,030	$2,465,410

	2023	2022	2023	2022	2023	2022

Units, beginning of period	412,868	481,438	21,214	25,230	81,640	92,701

Units issued	11,797	36,494	507	59	2,748	10,090

Units redeemed	(66,828)	(105,064)	(920)	(4,075)	(13,925)	(21,151)

Units, end of period	357,837	412,868	20,801	21,214	70,463	81,640

See accompanying notes.

32 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Fundamental All Cap Core Trust Series II		Fundamental Large Cap Value Trust Series I		Fundamental Large Cap Value Trust Series II
	2023	2022	2023	2022	2023	2022

Income:

Dividend distributions received	$10,264	$557	$207,152	$220,915	$170,482	$184,457

Expenses:

Mortality and expense risk and administrative charges	(82,015)	(82,402)	(302,076)	(304,820)	(321,354)	(335,071)

Net investment income (loss)	(71,751)	(81,845)	(94,924)	(83,905)	(150,872)	(150,614)

Realized gains (losses) on investments:

Capital gain distributions received	666,004	491,160	1,539,808	2,674,616	1,528,704	2,756,897

Net realized gain (loss)	300,345	463,320	627,215	727,388	807,503	843,311

Realized gains (losses)	966,349	954,480	2,167,023	3,402,004	2,336,207	3,600,208

Unrealized appreciation (depreciation) during the period	607,371	(2,555,577)	1,963,040	(5,464,797)	1,848,121	(5,714,295)

Net increase (decrease) in net assets from operations
	1,501,969	(1,682,942)	4,035,139	(2,146,698)	4,033,456	(2,264,701)

Changes from principal transactions:

Purchase payments	8,708	1,921	69,325	27,949	9,826	7,107

Transfers between sub-accounts and the company	(24,812)	(281,327)	(36,011)	(72,361)	(676,167)	(666,955)

Withdrawals	(524,389)	(200,215)	(1,855,362)	(1,679,038)	(1,787,133)	(1,264,644)

Annual contract fee	(20,918)	(21,318)	(7,572)	(7,943)	(77,644)	(79,674)

Net increase (decrease) in net assets from principal transactions	(561,411)	(500,939)	(1,829,620)	(1,731,393)	(2,531,118)	(2,004,166)

Total increase (decrease) in net assets	940,558	(2,183,881)	2,205,519	(3,878,091)	1,502,338	(4,268,867)

Net assets at beginning of period	4,749,797	6,933,678	19,619,658	23,497,749	20,230,275	24,499,142

Net assets at end of period	$5,690,355	$4,749,797	$21,825,177	$19,619,658	$21,732,613	$20,230,275

	2023	2022	2023	2022	2023	2022

Units, beginning of period	86,015	93,481	475,359	516,255	545,749	598,338

Units issued	982	5,018	3,391	7,813	4,277	7,627

Units redeemed	(9,595)	(12,484)	(40,179)	(48,709)	(67,344)	(60,216)

Units, end of period	77,402	86,015	438,571	475,359	482,682	545,749

See accompanying notes.

33 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Global Equity Trust Series I		Global Equity Trust Series II		Health Sciences Trust Series I
	2023	2022	2023	2022	2023	2022

Income:

Dividend distributions received	$42,288	$150,597	$21,845	$94,588	$-	$-

Expenses:

Mortality and expense risk and administrative charges	(75,317)	(77,474)	(54,692)	(58,769)	(47,582)	(51,141)

Net investment income (loss)	(33,029)	73,123	(32,847)	35,819	(47,582)	(51,141)

Realized gains (losses) on investments:

Capital gain distributions received	189,148	354,110	125,539	240,694	162,523	390,402

Net realized gain (loss)	66,046	61,907	48,110	185,479	(5,036)	46,120

Realized gains (losses)	255,194	416,017	173,649	426,173	157,487	436,522

Unrealized appreciation (depreciation) during the period	700,819	(1,536,480)	463,975	(1,211,959)	(31,381)	(994,591)

Net increase (decrease) in net assets from operations
	922,984	(1,047,340)	604,777	(749,967)	78,524	(609,210)

Changes from principal transactions:

Purchase payments	2,266	25,350	11,616	1,000	240	240

Transfers between sub-accounts and the company	(38,876)	(50,126)	(158,651)	(281,077)	27,288	(189,095)

Withdrawals	(443,744)	(242,401)	(253,685)	(552,016)	(147,163)	(197,627)

Annual contract fee	(6,332)	(7,023)	(15,323)	(14,413)	(1,881)	(2,075)

Net increase (decrease) in net assets from principal transactions	(486,686)	(274,200)	(416,043)	(846,506)	(121,516)	(388,557)

Total increase (decrease) in net assets	436,298	(1,321,540)	188,734	(1,596,473)	(42,992)	(997,767)

Net assets at beginning of period	5,285,909	6,607,449	3,555,002	5,151,475	3,224,042	4,221,809

Net assets at end of period	$5,722,207	$5,285,909	$3,743,736	$3,555,002	$3,181,050	$3,224,042

	2023	2022	2023	2022	2023	2022

Units, beginning of period	133,501	140,718	152,427	185,286	31,871	35,721

Units issued	425	1,282	4,680	15,394	393	530

Units redeemed	(12,383)	(8,499)	(20,094)	(48,253)	(1,624)	(4,380)

Units, end of period	121,543	133,501	137,013	152,427	30,640	31,871

See accompanying notes.

34 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Health Sciences Trust Series II		High Yield Trust Series I		High Yield Trust Series II
	2023	2022	2023	2022	2023	2022

Income:

Dividend distributions received	$-	$-	$27,000	$64,289	$63,767	$160,989

Expenses:

Mortality and expense risk and administrative charges	(102,032)	(113,417)	(14,128)	(14,911)	(42,503)	(46,181)

Net investment income (loss)	(102,032)	(113,417)	12,872	49,378	21,264	114,808

Realized gains (losses) on investments:

Capital gain distributions received	399,888	990,829	-	-	-	-

Net realized gain (loss)	(217,384)	61,968	(30,369)	(19,135)	(91,322)	(83,866)

Realized gains (losses)	182,504	1,052,797	(30,369)	(19,135)	(91,322)	(83,866)

Unrealized appreciation (depreciation) during the period	54,461	(2,378,550)	129,396	(208,697)	361,067	(551,887)

Net increase (decrease) in net assets from operations
	134,933	(1,439,170)	111,899	(178,454)	291,009	(520,945)

Changes from principal transactions:

Purchase payments	33,903	2,305	-	-	2,339	2,240

Transfers between sub-accounts and the company	(160,291)	(83,197)	14,227	(4,625)	225,316	189,952

Withdrawals	(760,586)	(983,872)	(70,105)	(52,196)	(348,686)	(710,289)

Annual contract fee	(23,513)	(24,093)	(2,658)	(2,813)	(11,279)	(12,385)

Net increase (decrease) in net assets from principal transactions	(910,487)	(1,088,857)	(58,536)	(59,634)	(132,310)	(530,482)

Total increase (decrease) in net assets	(775,554)	(2,528,027)	53,363	(238,088)	158,699	(1,051,427)

Net assets at beginning of period	7,209,357	9,737,384	1,014,284	1,252,372	2,760,741	3,812,168

Net assets at end of period	$6,433,803	$7,209,357	$1,067,647	$1,014,284	$2,919,440	$2,760,741

	2023	2022	2023	2022	2023	2022

Units, beginning of period	72,620	83,344	43,983	46,655	117,267	137,811

Units issued	3,227	6,231	2,048	738	18,252	30,014

Units redeemed	(11,677)	(16,955)	(4,364)	(3,410)	(22,930)	(50,558)

Units, end of period	64,170	72,620	41,667	43,983	112,589	117,267

See accompanying notes.

35 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Equity Index Series I		International Equity Index Series II		International Equity Index Series NAV
	2023	2022	2023	2022	2023	2022

Income:

Dividend distributions received	$14,362	$16,961	$72,430	$85,249	$21,012	$25,448

Expenses:

Mortality and expense risk and administrative charges	(8,834)	(8,904)	(49,155)	(50,973)	(13,886)	(14,245)

Net investment income (loss)	5,528	8,057	23,275	34,276	7,126	11,203

Realized gains (losses) on investments:

Capital gain distributions received	-	2,884	-	15,654	-	4,249

Net realized gain (loss)	4,445	6,788	11,757	50,665	14,171	5,273

Realized gains (losses)	4,445	9,672	11,757	66,319	14,171	9,522

Unrealized appreciation (depreciation) during the period	66,808	(144,256)	372,119	(809,184)	82,885	(201,437)

Net increase (decrease) in net assets from operations
	76,781	(126,527)	407,151	(708,589)	104,182	(180,712)

Changes from principal transactions:

Purchase payments	-	-	120	460	-	-

Transfers between sub-accounts and the company	4,517	(21,095)	76,327	(140,485)	16,946	(8,307)

Withdrawals	(21,342)	(19,312)	(95,502)	(248,425)	(121,886)	(29,430)

Annual contract fee	(308)	(319)	(11,611)	(12,929)	(4,207)	(4,113)

Net increase (decrease) in net assets from principal transactions	(17,133)	(40,726)	(30,666)	(401,379)	(109,147)	(41,850)

Total increase (decrease) in net assets	59,648	(167,253)	376,485	(1,109,968)	(4,965)	(222,562)

Net assets at beginning of period	575,350	742,603	3,072,720	4,182,688	833,615	1,056,177

Net assets at end of period	$634,998	$575,350	$3,449,205	$3,072,720	$828,650	$833,615

	2023	2022	2023	2022	2023	2022

Units, beginning of period	35,497	37,813	194,089	217,643	64,951	67,896

Units issued	981	131	9,950	1,420	1,297	1,000

Units redeemed	(2,020)	(2,447)	(11,347)	(24,974)	(9,458)	(3,945)

Units, end of period	34,458	35,497	192,692	194,089	56,790	64,951

See accompanying notes.

36 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Small Company Trust Series I		International Small Company Trust Series II		Investment Quality Bond Trust Series I
	2023	2022	2023	2022	2023	2022

Income:

Dividend distributions received	$20,378	$21,218	$34,462	$36,617	$24,275	$56,046

Expenses:

Mortality and expense risk and administrative charges	(14,609)	(15,631)	(29,587)	(32,935)	(22,753)	(25,630)

Net investment income (loss)	5,769	5,587	4,875	3,682	1,522	30,416

Realized gains (losses) on investments:

Capital gain distributions received	22,367	82,848	41,533	160,477	-	34,684

Net realized gain (loss)	1,710	2,514	38,077	140,961	(30,087)	(50,331)

Realized gains (losses)	24,077	85,362	79,610	301,438	(30,087)	(15,647)

Unrealized appreciation (depreciation) during the period	84,600	(351,265)	137,792	(834,395)	106,625	(341,921)

Net increase (decrease) in net assets from operations
	114,446	(260,316)	222,277	(529,275)	78,060	(327,152)

Changes from principal transactions:

Purchase payments	397	347	360	650	505	505

Transfers between sub-accounts and the company	7,000	(13,868)	(35,912)	(51,237)	(2,415)	214,000

Withdrawals	(50,549)	(86,554)	(201,243)	(309,317)	(94,804)	(325,079)

Annual contract fee	(399)	(468)	(8,908)	(14,383)	(2,215)	(2,638)

Net increase (decrease) in net assets from principal transactions	(43,551)	(100,543)	(245,703)	(374,287)	(98,929)	(113,212)

Total increase (decrease) in net assets	70,895	(360,859)	(23,426)	(903,562)	(20,869)	(440,364)

Net assets at beginning of period	985,191	1,346,050	2,020,325	2,923,887	1,623,399	2,063,763

Net assets at end of period	$1,056,086	$985,191	$1,996,899	$2,020,325	$1,602,530	$1,623,399

	2023	2022	2023	2022	2023	2022

Units, beginning of period	46,703	51,455	99,943	116,643	58,416	62,271

Units issued	366	70	2,047	12,280	1,466	6,896

Units redeemed	(2,045)	(4,822)	(13,392)	(28,980)	(4,721)	(10,751)

Units, end of period	45,024	46,703	88,598	99,943	55,161	58,416

See accompanying notes.

37 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Investment Quality Bond Trust Series II		Lifestyle Balanced Portfolio Series I		Lifestyle Balanced Portfolio Series II
	2023	2022	2023	2022	2023	2022

Income:

Dividend distributions received	$130,433	$300,654	$131,837	$153,276	$4,977,639	$6,125,639

Expenses:

Mortality and expense risk and administrative charges	(143,518)	(160,831)	(77,174)	(83,979)	(3,483,459)	(3,860,772)

Net investment income (loss)	(13,085)	139,823	54,663	69,297	1,494,180	2,264,867

Realized gains (losses) on investments:

Capital gain distributions received	-	198,922	507,083	518,040	21,238,624	21,843,307

Net realized gain (loss)	(237,941)	(236,090)	(37,837)	28,530	(2,710,936)	792,479

Realized gains (losses)	(237,941)	(37,168)	469,246	546,570	18,527,688	22,635,786

Unrealized appreciation (depreciation) during the period	689,700	(2,140,631)	140,099	(1,814,059)	7,510,960	(77,810,732)

Net increase (decrease) in net assets from operations
	438,674	(2,037,976)	664,008	(1,198,192)	27,532,828	(52,910,079)

Changes from principal transactions:

Purchase payments	3,241	39,321	2,400	2,400	274,362	737,781

Transfers between sub-accounts and the company	1,218,428	(727,549)	141,307	220,165	(2,854,471)	(1,967,710)

Withdrawals	(801,244)	(1,038,674)	(431,197)	(758,046)	(20,833,456)	(21,124,911)

Annual contract fee	(41,283)	(46,055)	(19,512)	(19,750)	(1,549,226)	(1,645,563)

Net increase (decrease) in net assets from principal transactions	379,142	(1,772,957)	(307,002)	(555,231)	(24,962,791)	(24,000,403)

Total increase (decrease) in net assets	817,816	(3,810,933)	357,006	(1,753,423)	2,570,037	(76,910,482)

Net assets at beginning of period	9,471,855	13,282,788	5,607,825	7,361,248	245,068,600	321,979,082

Net assets at end of period	$10,289,671	$9,471,855	$5,964,831	$5,607,825	$247,638,637	$245,068,600

	2023	2022	2023	2022	2023	2022

Units, beginning of period	556,652	649,587	337,780	369,896	14,554,015	15,914,929

Units issued	74,862	16,129	8,307	12,020	278,468	304,217

Units redeemed	(52,089)	(109,064)	(26,101)	(44,136)	(1,684,414)	(1,665,131)

Units, end of period	579,425	556,652	319,986	337,780	13,148,069	14,554,015

See accompanying notes.

38 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Conservative Portfolio Series I		Lifestyle Conservative Portfolio Series II		Lifestyle Growth Portfolio Series I
	2023	2022	2023	2022	2023	2022

Income:

Dividend distributions received	$54,353	$59,539	$1,030,621	$1,188,952	$187,381	$234,142

Expenses:

Mortality and expense risk and administrative charges	(29,438)	(32,486)	(600,994)	(675,901)	(129,874)	(135,978)

Net investment income (loss)	24,915	27,053	429,627	513,051	57,507	98,164

Realized gains (losses) on investments:

Capital gain distributions received	83,864	109,848	1,757,920	2,394,823	1,177,561	1,190,538

Net realized gain (loss)	(31,642)	(12,221)	(1,116,553)	(460,046)	(54,642)	78,101

Realized gains (losses)	52,222	97,627	641,367	1,934,777	1,122,919	1,268,639

Unrealized appreciation (depreciation) during the period	65,383	(520,531)	1,800,849	(10,958,741)	178,935	(3,351,657)

Net increase (decrease) in net assets from operations
	142,520	(395,851)	2,871,843	(8,510,913)	1,359,361	(1,984,854)

Changes from principal transactions:

Purchase payments	1,168	1,026	45,322	49,428	15,480	18,296

Transfers between sub-accounts and the company	18,608	(14,264)	(424,313)	1,423,073	(1,410)	(25,226)

Withdrawals	(148,848)	(165,268)	(4,067,657)	(4,964,698)	(585,110)	(621,490)

Annual contract fee	(2,013)	(2,194)	(334,091)	(341,491)	(27,927)	(28,795)

Net increase (decrease) in net assets from principal transactions	(131,085)	(180,700)	(4,780,739)	(3,833,688)	(598,967)	(657,215)

Total increase (decrease) in net assets	11,435	(576,551)	(1,908,896)	(12,344,601)	760,394	(2,642,069)

Net assets at beginning of period	1,981,675	2,558,226	42,568,126	54,912,727	9,132,466	11,774,535

Net assets at end of period	$1,993,110	$1,981,675	$40,659,230	$42,568,126	$9,892,860	$9,132,466

	2023	2022	2023	2022	2023	2022

Units, beginning of period	140,993	152,742	3,041,565	3,298,303	496,848	530,036

Units issued	1,383	593	47,998	199,406	681	983

Units redeemed	(8,594)	(12,342)	(379,481)	(456,144)	(31,191)	(34,171)

Units, end of period	133,782	140,993	2,710,082	3,041,565	466,338	496,848

See accompanying notes.

39 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Growth Portfolio Series II		Lifestyle Growth Portfolio Series NAV		Lifestyle Moderate Portfolio Series I
	2023	2022	2023	2022	2023	2022

Income:

Dividend distributions received	$9,151,290	$11,961,276	$2,252	$2,763	$46,877	$54,180

Expenses:

Mortality and expense risk and administrative charges	(7,416,441)	(7,963,436)	(1,318)	(1,351)	(26,892)	(28,976)

Net investment income (loss)	1,734,849	3,997,840	934	1,412	19,985	25,204

Realized gains (losses) on investments:

Capital gain distributions received	64,744,839	67,223,755	13,685	13,741	149,073	155,080

Net realized gain (loss)	(4,888,553)	4,480,914	(1,247)	(246)	(21,538)	7,742

Realized gains (losses)	59,856,286	71,704,669	12,438	13,495	127,535	162,822

Unrealized appreciation (depreciation) during the period	11,995,842	(190,833,071)	2,574	(37,302)	48,432	(580,716)

Net increase (decrease) in net assets from operations
	73,586,977	(115,130,562)	15,946	(22,395)	195,952	(392,690)

Changes from principal transactions:

Purchase payments	3,933,816	1,826,106	-	-	-	-

Transfers between sub-accounts and the company	(2,056,903)	(7,817,119)	-	-	776	57,930

Withdrawals	(43,677,749)	(40,651,492)	(5,579)	(5,579)	(142,253)	(258,777)

Annual contract fee	(3,560,773)	(3,667,313)	-	-	(4,671)	(4,725)

Net increase (decrease) in net assets from principal transactions	(45,361,609)	(50,309,818)	(5,579)	(5,579)	(146,148)	(205,572)

Total increase (decrease) in net assets	28,225,368	(165,440,380)	10,367	(27,974)	49,804	(598,262)

Net assets at beginning of period	513,127,735	678,568,115	105,309	133,283	1,933,858	2,532,120

Net assets at end of period	$541,353,103	$513,127,735	$115,676	$105,309	$1,983,662	$1,933,858

	2023	2022	2023	2022	2023	2022

Units, beginning of period	27,200,448	29,673,161	7,030	7,386	123,741	135,318

Units issued	504,421	292,777	-	-	30	5,000

Units redeemed	(2,743,724)	(2,765,490)	(349)	(356)	(9,046)	(16,577)

Units, end of period	24,961,145	27,200,448	6,681	7,030	114,725	123,741

See accompanying notes.

40 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Moderate Portfolio Series II		Managed Volatility Balanced Portfolio Series I		Managed Volatility Balanced Portfolio Series II
	2023	2022	2023	2022	2023	2022

Income:

Dividend distributions received	$1,542,385	$1,842,830	$107,496	$120,027	$2,545,155	$3,082,735

Expenses:

Mortality and expense risk and administrative charges	(1,030,857)	(1,166,853)	(64,518)	(70,481)	(1,735,513)	(1,987,369)

Net investment income (loss)	511,528	675,977	42,978	49,546	809,642	1,095,366

Realized gains (losses) on investments:

Capital gain distributions received	5,418,237	5,784,184	361,581	141,284	9,592,711	3,975,533

Net realized gain (loss)	(1,258,946)	(151,513)	(109,537)	(84,178)	(5,990,861)	(3,709,908)

Realized gains (losses)	4,159,291	5,632,671	252,044	57,106	3,601,850	265,625

Unrealized appreciation (depreciation) during the period	2,287,802	(21,987,756)	158,083	(1,043,392)	7,190,257	(27,766,008)

Net increase (decrease) in net assets from operations
	6,958,621	(15,679,108)	453,105	(936,740)	11,601,749	(26,405,017)

Changes from principal transactions:

Purchase payments	132,344	13,806	8,000	11,000	26,915	117,687

Transfers between sub-accounts and the company	134,863	(3,183,148)	1,994	15,380	(1,014,426)	(85,376)

Withdrawals	(6,877,018)	(7,215,509)	(271,319)	(505,484)	(14,187,585)	(13,563,002)

Annual contract fee	(498,365)	(531,970)	(13,263)	(13,486)	(864,744)	(912,752)

Net increase (decrease) in net assets from principal transactions	(7,108,176)	(10,916,821)	(274,588)	(492,590)	(16,039,840)	(14,443,443)

Total increase (decrease) in net assets	(149,555)	(26,595,929)	178,517	(1,429,330)	(4,438,091)	(40,848,460)

Net assets at beginning of period	71,444,845	98,040,774	4,519,048	5,948,378	124,655,063	165,503,523

Net assets at end of period	$71,295,290	$71,444,845	$4,697,565	$4,519,048	$120,216,972	$124,655,063

	2023	2022	2023	2022	2023	2022

Units, beginning of period	4,522,805	5,165,832	180,049	198,239	6,035,642	6,675,678

Units issued	56,046	77,273	539	1,089	19,565	65,802

Units redeemed	(485,124)	(720,300)	(11,173)	(19,279)	(749,296)	(705,838)

Units, end of period	4,093,727	4,522,805	169,415	180,049	5,305,911	6,035,642

See accompanying notes.

41 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Conservative Portfolio Series I		Managed Volatility Conservative Portfolio Series II		Managed Volatility Growth Portfolio Series I
	2023	2022	2023	2022	2023	2022

Income:

Dividend distributions received	$22,361	$25,204	$660,473	$714,127	$60,599	$73,168

Expenses:

Mortality and expense risk and administrative charges	(11,396)	(14,547)	(355,794)	(419,235)	(41,278)	(43,525)

Net investment income (loss)	10,965	10,657	304,679	294,892	19,321	29,643

Realized gains (losses) on investments:

Capital gain distributions received	15,517	-	499,158	-	357,667	64,484

Net realized gain (loss)	(26,259)	(25,517)	(704,816)	(619,244)	(51,675)	(26,386)

Realized gains (losses)	(10,742)	(25,517)	(205,658)	(619,244)	305,992	38,098

Unrealized appreciation (depreciation) during the period	29,716	(171,228)	770,923	(5,040,156)	26,949	(663,197)

Net increase (decrease) in net assets from operations
	29,939	(186,088)	869,944	(5,364,508)	352,262	(595,456)

Changes from principal transactions:

Purchase payments	-	-	540	1,260	-	-

Transfers between sub-accounts and the company	9,296	(67,606)	(122,868)	(16,665)	19,342	(8,933)

Withdrawals	(134,672)	(106,895)	(2,686,577)	(2,982,302)	(180,419)	(234,417)

Annual contract fee	(122)	(125)	(212,102)	(215,565)	(9,681)	(9,574)

Net increase (decrease) in net assets from principal transactions	(125,498)	(174,626)	(3,021,007)	(3,213,272)	(170,758)	(252,924)

Total increase (decrease) in net assets	(95,559)	(360,714)	(2,151,063)	(8,577,780)	181,504	(848,380)

Net assets at beginning of period	849,458	1,210,172	25,635,108	34,212,888	3,001,170	3,849,550

Net assets at end of period	$753,899	$849,458	$23,484,045	$25,635,108	$3,182,674	$3,001,170

	2023	2022	2023	2022	2023	2022

Units, beginning of period	32,496	38,359	1,489,890	1,663,235	121,575	132,703

Units issued	319	-	23,210	25,020	606	14

Units redeemed	(4,678)	(5,863)	(190,280)	(198,365)	(8,758)	(11,142)

Units, end of period	28,137	32,496	1,322,820	1,489,890	113,423	121,575

See accompanying notes.

42 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Growth Portfolio Series II		Managed Volatility Moderate Portfolio Series I		Managed Volatility Moderate Portfolio Series II
	2023	2022	2023	2022	2023	2022

Income:

Dividend distributions received	$2,502,230	$3,293,545	$43,919	$57,098	$1,014,139	$1,201,481

Expenses:

Mortality and expense risk and administrative charges	(2,110,301)	(2,346,158)	(24,870)	(33,236)	(618,197)	(719,220)

Net investment income (loss)	391,929	947,387	19,049	23,862	395,942	482,261

Realized gains (losses) on investments:

Capital gain distributions received	16,839,169	3,206,344	115,144	65,573	2,962,186	1,516,720

Net realized gain (loss)	(5,738,304)	(2,953,233)	(147,586)	(46,787)	(1,840,399)	(2,079,082)

Realized gains (losses)	11,100,865	253,111	(32,442)	18,786	1,121,787	(562,362)

Unrealized appreciation (depreciation) during the period	4,737,348	(31,509,191)	168,317	(455,241)	2,297,832	(9,710,985)

Net increase (decrease) in net assets from operations
	16,230,142	(30,308,693)	154,924	(412,593)	3,815,561	(9,791,086)

Changes from principal transactions:

Purchase payments	103,999	82,429	-	-	570	3,180

Transfers between sub-accounts and the company	(959,092)	904,657	(190,880)	2,415	(383,290)	(269,715)

Withdrawals	(16,093,609)	(12,265,793)	(225,738)	(143,407)	(5,212,451)	(5,787,059)

Annual contract fee	(1,092,083)	(1,144,608)	(1,384)	(1,420)	(355,122)	(374,189)

Net increase (decrease) in net assets from principal transactions	(18,040,785)	(12,423,315)	(418,002)	(142,412)	(5,950,293)	(6,427,783)

Total increase (decrease) in net assets	(1,810,643)	(42,732,008)	(263,078)	(555,005)	(2,134,732)	(16,218,869)

Net assets at beginning of period	146,706,559	189,438,567	2,033,859	2,588,864	45,763,746	61,982,615

Net assets at end of period	$144,895,916	$146,706,559	$1,770,781	$2,033,859	$43,629,014	$45,763,746

	2023	2022	2023	2022	2023	2022

Units, beginning of period	6,893,506	7,440,441	73,657	78,177	2,337,276	2,655,674

Units issued	8,534	71,768	11	488	7,223	24,308

Units redeemed	(823,707)	(618,703)	(17,897)	(5,008)	(293,210)	(342,706)

Units, end of period	6,078,333	6,893,506	55,771	73,657	2,051,289	2,337,276

See accompanying notes.

43 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Cap Growth Trust Series I		Mid Cap Growth Trust Series II		Mid Cap Index Trust Series I
	2023	2022	2023	2022	2023	2022

Income:

Dividend distributions received	$-	$-	$-	$-	$44,423	$48,425

Expenses:

Mortality and expense risk and administrative charges	(85,858)	(94,889)	(126,285)	(147,745)	(61,027)	(63,859)

Net investment income (loss)	(85,858)	(94,889)	(126,285)	(147,745)	(16,604)	(15,434)

Realized gains (losses) on investments:

Capital gain distributions received	-	2,393,428	-	4,231,226	211,161	607,734

Net realized gain (loss)	(635,787)	(188,958)	(2,696,007)	(158,806)	(137,265)	(13,435)

Realized gains (losses)	(635,787)	2,204,470	(2,696,007)	4,072,420	73,896	594,299

Unrealized appreciation (depreciation) during the period	1,620,103	(5,342,497)	4,133,969	(8,827,046)	474,362	(1,317,387)

Net increase (decrease) in net assets from operations
	898,458	(3,232,916)	1,311,677	(4,902,371)	531,654	(738,522)

Changes from principal transactions:

Purchase payments	32,459	1,545	8,320	8,570	723	2,128

Transfers between sub-accounts and the company	(39,212)	(35,924)	(765,277)	59,572	(268,998)	(25,019)

Withdrawals	(410,477)	(416,211)	(534,942)	(387,479)	(254,192)	(152,107)

Annual contract fee	(3,450)	(3,729)	(23,978)	(30,154)	(988)	(1,119)

Net increase (decrease) in net assets from principal transactions	(420,680)	(454,319)	(1,315,877)	(349,491)	(523,455)	(176,117)

Total increase (decrease) in net assets	477,778	(3,687,235)	(4,200)	(5,251,862)	8,199	(914,639)

Net assets at beginning of period	5,523,042	9,210,277	8,748,126	13,999,988	4,151,175	5,065,814

Net assets at end of period	$6,000,820	$5,523,042	$8,743,926	$8,748,126	$4,159,374	$4,151,175

	2023	2022	2023	2022	2023	2022

Units, beginning of period	118,038	126,536	157,206	162,054	75,097	78,169

Units issued	2,743	1,855	3,201	5,546	332	417

Units redeemed	(11,295)	(10,353)	(25,413)	(10,394)	(9,630)	(3,489)

Units, end of period	109,486	118,038	134,994	157,206	65,799	75,097

See accompanying notes.

44 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Cap Index Trust Series II		Mid Value Trust Series I		Mid Value Trust Series II
	2023	2022	2023	2022	2023	2022

Income:

Dividend distributions received	$69,391	$78,609	$16,048	$12,907	$62,277	$48,355

Expenses:

Mortality and expense risk and administrative charges	(120,915)	(133,209)	(21,797)	(23,420)	(101,878)	(105,266)

Net investment income (loss)	(51,524)	(54,600)	(5,749)	(10,513)	(39,601)	(56,911)

Realized gains (losses) on investments:

Capital gain distributions received	395,822	1,208,625	198,748	168,491	914,194	817,078

Net realized gain (loss)	(150,436)	26,049	(15,164)	16,298	(59,094)	29,418

Realized gains (losses)	245,386	1,234,674	183,584	184,789	855,100	846,496

Unrealized appreciation (depreciation) during the period	849,007	(2,697,491)	47,348	(270,046)	221,466	(1,197,700)

Net increase (decrease) in net assets from operations
	1,042,869	(1,517,417)	225,183	(95,770)	1,036,965	(408,115)

Changes from principal transactions:

Purchase payments	10,036	5,276	-	500	750	550

Transfers between sub-accounts and the company	(295,567)	(255,215)	2,812	(21,735)	(52,535)	367,514

Withdrawals	(553,386)	(782,704)	(101,201)	(243,528)	(791,993)	(312,434)

Annual contract fee	(29,072)	(30,584)	(925)	(1,046)	(21,602)	(22,667)

Net increase (decrease) in net assets from principal transactions	(867,989)	(1,063,227)	(99,314)	(265,809)	(865,380)	32,963

Total increase (decrease) in net assets	174,880	(2,580,644)	125,869	(361,579)	171,585	(375,152)

Net assets at beginning of period	7,976,514	10,557,158	1,407,668	1,769,247	6,859,107	7,234,259

Net assets at end of period	$8,151,394	$7,976,514	$1,533,537	$1,407,668	$7,030,692	$6,859,107

	2023	2022	2023	2022	2023	2022

Units, beginning of period	168,488	190,677	31,713	37,582	160,656	160,368

Units issued	1,259	1,537	193	819	1,207	15,263

Units redeemed	(18,219)	(23,726)	(2,032)	(6,688)	(20,285)	(14,975)

Units, end of period	151,528	168,488	29,874	31,713	141,578	160,656

See accompanying notes.

45 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Money Market Trust Series I		Money Market Trust Series II		Money Market Trust Series NAV
	2023	2022	2023	2022	2023	2022

Income:

Dividend distributions received	$65,943	$18,920	$234,903	$64,288	$16,046	$4,957

Expenses:

Mortality and expense risk and administrative charges	(21,056)	(21,633)	(78,639)	(93,804)	(5,468)	(6,451)

Net investment income (loss)	44,887	(2,713)	156,264	(29,516)	10,578	(1,494)

Realized gains (losses) on investments:

Capital gain distributions received	-	-	-	-	-	-

Net realized gain (loss)	-	-	-	-	-	-

Realized gains (losses)	-	-	-	-	-	-

Unrealized appreciation (depreciation) during the period	(1)	(1)	-	(1)	1	1

Net increase (decrease) in net assets from operations
	44,886	(2,714)	156,264	(29,517)	10,579	(1,493)

Changes from principal transactions:

Purchase payments	-	-	-	-	-	-

Transfers between sub-accounts and the company	(73,305)	(718,589)	(140,999)	(69,073)	9,954	(15,570)

Withdrawals	(19,470)	661,984	(841,338)	(708,816)	(61,309)	(143,775)

Annual contract fee	(2,136)	(2,391)	(54,777)	(60,466)	(3,136)	(1,959)

Net increase (decrease) in net assets from principal transactions	(94,911)	(58,996)	(1,037,114)	(838,355)	(54,491)	(161,304)

Total increase (decrease) in net assets	(50,025)	(61,710)	(880,850)	(867,872)	(43,912)	(162,797)

Net assets at beginning of period	1,438,466	1,500,176	5,855,889	6,723,761	367,048	529,845

Net assets at end of period	$1,388,441	$1,438,466	$4,975,039	$5,855,889	$323,136	$367,048

	2023	2022	2023	2022	2023	2022

Units, beginning of period	98,708	104,087	530,379	606,777	30,789	44,402

Units issued	1,189	17,999	2,169	62	889	332

Units redeemed	(6,193)	(23,378)	(95,103)	(76,460)	(5,384)	(13,945)

Units, end of period	93,704	98,708	437,445	530,379	26,294	30,789

See accompanying notes.

46 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Opportunistic Fixed Income Trust Series I		Opportunistic Fixed Income Trust Series II		Real Estate Securities Trust Series I
	2023	2022	2023	2022	2023	2022

Income:

Dividend distributions received	$23,976	$28,963	$115,673	$126,864	$24,916	$15,365

Expenses:

Mortality and expense risk and administrative charges	(13,959)	(15,326)	(72,112)	(80,547)	(17,841)	(21,250)

Net investment income (loss)	10,017	13,637	43,561	46,317	7,075	(5,885)

Realized gains (losses) on investments:

Capital gain distributions received	-	12,190	-	57,715	19,818	117,134

Net realized gain (loss)	(42,163)	(21,983)	(114,452)	(141,102)	30,984	28,850

Realized gains (losses)	(42,163)	(9,793)	(114,452)	(83,387)	50,802	145,984

Unrealized appreciation (depreciation) during the period	103,896	(158,175)	353,027	(750,346)	69,685	(658,630)

Net increase (decrease) in net assets from operations
	71,750	(154,331)	282,136	(787,416)	127,562	(518,531)

Changes from principal transactions:

Purchase payments	180	150	3,352	1,402	65	115

Transfers between sub-accounts and the company	177,475	(2,073)	158,767	(142,098)	(20,520)	4,769

Withdrawals	(136,558)	(71,996)	(510,343)	(449,686)	(102,516)	(45,718)

Annual contract fee	(477)	(507)	(17,772)	(18,934)	(468)	(604)

Net increase (decrease) in net assets from principal transactions	40,620	(74,426)	(365,996)	(609,316)	(123,439)	(41,438)

Total increase (decrease) in net assets	112,370	(228,757)	(83,860)	(1,396,732)	4,123	(559,969)

Net assets at beginning of period	1,022,271	1,251,028	4,762,975	6,159,707	1,214,546	1,774,515

Net assets at end of period	$1,134,641	$1,022,271	$4,679,115	$4,762,975	$1,218,669	$1,214,546

	2023	2022	2023	2022	2023	2022

Units, beginning of period	28,766	30,916	253,255	285,102	19,468	20,038

Units issued	5,654	164	12,544	8,733	277	452

Units redeemed	(4,514)	(2,314)	(29,920)	(40,580)	(2,175)	(1,022)

Units, end of period	29,906	28,766	235,879	253,255	17,570	19,468

See accompanying notes.

47 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Real Estate Securities Trust Series II		Science & Technology Trust Series I		Science & Technology Trust Series II

	2023	2022	2023	2022	2023	2022

Income:

Dividend distributions received	$61,116	$33,535	$-	$-	$-	$-

Expenses:

Mortality and expense risk and administrative charges	(48,927)	(63,639)	(114,620)	(102,975)	(126,767)	(120,605)

Net investment income (loss)	12,189	(30,104)	(114,620)	(102,975)	(126,767)	(120,605)

Realized gains (losses) on investments:

Capital gain distributions received	52,926	316,148	-	2,997,757	-	3,769,615

Net realized gain (loss)	(67)	633,765	(545,015)	17,106	(2,042,139)	(611,771)

Realized gains (losses)	52,859	949,913	(545,015)	3,014,863	(2,042,139)	3,157,844

Unrealized appreciation (depreciation) during the period	262,106	(2,440,573)	3,821,896	(6,478,236)	5,644,631	(7,387,982)

Net increase (decrease) in net assets from operations	327,154	(1,520,764)	3,162,261	(3,566,348)	3,475,725	(4,350,743)

Changes from principal transactions:

Purchase payments	3,788	3,706	2,498	2,598	42,696	1,405

Transfers between sub-accounts and the company	(36,668)	(414,674)	(90,888)	299,367	(309,321)	(768,482)

Withdrawals	(323,002)	(1,061,495)	(252,399)	(494,112)	(426,593)	(755,258)

Annual contract fee	(7,982)	(10,701)	(3,200)	(3,145)	(38,611)	(38,828)

Net increase (decrease) in net assets from principal transactions	(363,864)	(1,483,164)	(343,989)	(195,292)	(731,829)	(1,561,163)

Total increase (decrease) in net assets	(36,710)	(3,003,928)	2,818,272	(3,761,640)	2,743,896	(5,911,906)

Net assets at beginning of period	3,255,213	6,259,141	6,113,714	9,875,354	6,900,913	12,812,819

Net assets at end of period	$3,218,503	$3,255,213	$8,931,986	$6,113,714	$9,644,809	$6,900,913

	2023	2022	2023	2022	2023	2022

Units, beginning of period	71,420	96,163	135,288	138,182	120,535	140,838

Units issued	2,060	13,727	3,750	10,267	10,703	15,314

Units redeemed	(9,750)	(38,470)	(8,976)	(13,161)	(20,298)	(35,617)

Units, end of period	63,730	71,420	130,062	135,288	110,940	120,535

See accompanying notes.

48 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Select Bond Trust Series I		Select Bond Trust Series II		Short Term Government Income Trust Series I

	2023	2022	2023	2022	2023	2022

Income:

Dividend distributions received	$12,657	$13,977	$1,378,153	$1,346,738	$29,293	$28,650

Expenses:

Mortality and expense risk and administrative charges	(3,783)	(4,603)	(680,895)	(743,709)	(28,434)	(30,293)

Net investment income (loss)	8,874	9,374	697,258	603,029	859	(1,643)

Realized gains (losses) on investments:

Capital gain distributions received	-	3,747	-	387,728	-	-

Net realized gain (loss)	(11,635)	(6,901)	(1,064,038)	(1,231,426)	(24,577)	(20,413)

Realized gains (losses)	(11,635)	(3,154)	(1,064,038)	(843,698)	(24,577)	(20,413)

Unrealized appreciation (depreciation) during the period	24,290	(89,043)	2,273,475	(8,458,051)	64,286	(144,383)

Net increase (decrease) in net assets from operations	21,529	(82,823)	1,906,695	(8,698,720)	40,568	(166,439)

Changes from principal transactions:

Purchase payments	-	-	14,230	14,356	31,475	445

Transfers between sub-accounts and the company	28,402	(13,277)	2,922,962	3,410,335	(82,617)	61,703

Withdrawals	(76,414)	(27,021)	(3,879,163)	(4,386,901)	(83,652)	(126,768)

Annual contract fee	(4,451)	(5,181)	(289,998)	(317,476)	(497)	(538)

Net increase (decrease) in net assets from principal transactions	(52,463)	(45,479)	(1,231,969)	(1,279,686)	(135,291)	(65,158)

Total increase (decrease) in net assets	(30,934)	(128,302)	674,726	(9,978,406)	(94,723)	(231,597)

Net assets at beginning of period	442,946	571,248	45,406,083	55,384,489	1,882,898	2,114,495

Net assets at end of period	$412,012	$442,946	$46,080,809	$45,406,083	$1,788,175	$1,882,898

	2023	2022	2023	2022	2023	2022

Units, beginning of period	32,926	36,066	3,709,844	3,830,098	169,426	175,942

Units issued	2,048	1,051	565,800	892,712	3,810	8,530

Units redeemed	(5,863)	(4,191)	(657,213)	(1,012,966)	(14,778)	(15,046)

Units, end of period	29,111	32,926	3,618,431	3,709,844	158,458	169,426

See accompanying notes.

49 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Short Term Government Income Trust Series II		Small Cap Index Trust Series I		Small Cap Index Trust Series II

	2023	2022	2023	2022	2023	2022

Income:

Dividend distributions received	$33,922	$36,844	$2,802	$2,391	$45,087	$38,082

Expenses:

Mortality and expense risk and administrative charges	(40,635)	(47,258)	(3,334)	(3,471)	(67,608)	(74,745)

Net investment income (loss)	(6,713)	(10,414)	(532)	(1,080)	(22,521)	(36,663)

Realized gains (losses) on investments:

Capital gain distributions received	-	-	3,277	32,278	61,828	649,424

Net realized gain (loss)	(81,745)	(93,946)	(1,874)	(1,235)	(105,363)	(9,463)

Realized gains (losses)	(81,745)	(93,946)	1,403	31,043	(43,535)	639,961

Unrealized appreciation (depreciation) during the period	139,444	(156,271)	32,098	(91,804)	680,752	(1,908,849)

Net increase (decrease) in net assets from operations	50,986	(260,631)	32,969	(61,841)	614,696	(1,305,551)

Changes from principal transactions:

Purchase payments	9,056	1,000	-	-	3,064	1,310

Transfers between sub-accounts and the company	53,975	(191,197)	6,028	19,970	263,989	(229,895)

Withdrawals	(522,328)	(1,103,185)	(3,271)	(13,295)	(332,001)	(281,527)

Annual contract fee	(7,889)	(6,575)	(106)	(112)	(16,479)	(18,932)

Net increase (decrease) in net assets from principal transactions	(467,186)	(1,299,957)	2,651	6,563	(81,427)	(529,044)

Total increase (decrease) in net assets	(416,200)	(1,560,588)	35,620	(55,278)	533,269	(1,834,595)

Net assets at beginning of period	2,607,320	4,167,908	218,433	273,711	4,297,752	6,132,347

Net assets at end of period	$2,191,120	$2,607,320	$254,053	$218,433	$4,831,021	$4,297,752

	2023	2022	2023	2022	2023	2022

Units, beginning of period	244,351	359,190	5,907	5,790	116,596	129,551

Units issued	36,977	101,786	164	458	11,389	1,269

Units redeemed	(79,803)	(216,625)	(90)	(341)	(13,587)	(14,224)

Units, end of period	201,525	244,351	5,981	5,907	114,398	116,596

See accompanying notes.

50 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Opportunities Trust Series I		Small Cap Opportunities Trust Series II		Small Cap Stock Trust Series II

	2023	2022	2023	2022	2023	2022

Income:

Dividend distributions received	$9,858	$12,709	$12,583	$19,056	$-	$-

Expenses:

Mortality and expense risk and administrative charges	(35,690)	(36,633)	(82,517)	(88,545)	(25,598)	(36,862)

Net investment income (loss)	(25,832)	(23,924)	(69,934)	(69,489)	(25,598)	(36,862)

Realized gains (losses) on investments:

Capital gain distributions received	216,767	343,899	500,098	853,894	-	723,949

Net realized gain (loss)	(17,650)	2,695	(116,269)	(17,650)	(775,595)	(13,248)

Realized gains (losses)	199,117	346,594	383,829	836,244	(775,595)	710,701

Unrealized appreciation (depreciation) during the period	214,221	(644,053)	554,603	(1,553,270)	1,011,565	(1,736,610)

Net increase (decrease) in net assets from operations	387,506	(321,383)	868,498	(786,515)	210,372	(1,062,771)

Changes from principal transactions:

Purchase payments	550	490	6,070	6,260	-	-

Transfers between sub-accounts and the company	19,979	(41,116)	(238,829)	(167,618)	(498,304)	(4,113)

Withdrawals	(78,976)	(109,876)	(355,441)	(129,998)	(216,223)	(244,067)

Annual contract fee	(537)	(580)	(25,685)	(26,403)	(2,528)	(5,243)

Net increase (decrease) in net assets from principal transactions	(58,984)	(151,082)	(613,885)	(317,759)	(717,055)	(253,423)

Total increase (decrease) in net assets	328,522	(472,465)	254,613	(1,104,274)	(506,683)	(1,316,194)

Net assets at beginning of period	2,412,055	2,884,520	5,766,905	6,871,179	2,178,140	3,494,334

Net assets at end of period	$2,740,577	$2,412,055	$6,021,518	$5,766,905	$1,671,457	$2,178,140

	2023	2022	2023	2022	2023	2022

Units, beginning of period	46,232	49,019	116,341	122,725	56,460	60,937

Units issued	590	739	1,055	1,444	1,976	838

Units redeemed	(1,703)	(3,526)	(12,724)	(7,828)	(21,239)	(5,315)

Units, end of period	45,119	46,232	104,672	116,341	37,197	56,460

See accompanying notes.

51 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Value Trust Series II		Small Company Value Trust Series I		Small Company Value Trust Series II

	2023	2022	2023	2022	2023	2022

Income:

Dividend distributions received	$3,998	$13,913	$4,701	$-	$4,210	$-

Expenses:

Mortality and expense risk and administrative charges	(28,969)	(31,536)	(26,173)	(29,969)	(69,434)	(82,444)

Net investment income (loss)	(24,971)	(17,623)	(21,472)	(29,969)	(65,224)	(82,444)

Realized gains (losses) on investments:

Capital gain distributions received	169,682	335,119	125,259	257,018	333,405	717,380

Net realized gain (loss)	(32,298)	(16,694)	(97,839)	(155,374)	(364,839)	(476,421)

Realized gains (losses)	137,384	318,425	27,420	101,644	(31,434)	240,959

Unrealized appreciation (depreciation) during the period	116,367	(578,010)	191,098	(548,327)	592,558	(1,471,024)

Net increase (decrease) in net assets from operations	228,780	(277,208)	197,046	(476,652)	495,900	(1,312,509)

Changes from principal transactions:

Purchase payments	-	210	-	-	5,430	4,713

Transfers between sub-accounts and the company	14,323	32,425	18,412	(19,490)	(34,671)	(161,641)

Withdrawals	(106,022)	(213,289)	(130,433)	(192,617)	(479,619)	(782,296)

Annual contract fee	(4,003)	(4,510)	(907)	(1,037)	(12,906)	(14,878)

Net increase (decrease) in net assets from principal transactions	(95,702)	(185,164)	(112,928)	(213,144)	(521,766)	(954,102)

Total increase (decrease) in net assets	133,078	(462,372)	84,118	(689,796)	(25,866)	(2,266,611)

Net assets at beginning of period	1,944,748	2,407,120	1,764,212	2,454,008	4,740,662	7,007,273

Net assets at end of period	$2,077,826	$1,944,748	$1,848,330	$1,764,212	$4,714,796	$4,740,662

	2023	2022	2023	2022	2023	2022

Units, beginning of period	56,156	61,081	32,875	36,603	110,610	131,135

Units issued	3,432	2,365	399	97	2,447	7,869

Units redeemed	(5,601)	(7,290)	(2,053)	(3,825)	(13,717)	(28,394)

Units, end of period	53,987	56,156	31,221	32,875	99,340	110,610

See accompanying notes.

52 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Strategic Income Opportunities Trust Series I		Strategic Income Opportunities Trust Series II		Total Bond Market Series Trust NAV

	2023	2022	2023	2022	2023	2022

Income:

Dividend distributions received	$62,663	$68,130	$109,392	$118,589	$13,585	$15,319

Expenses:

Mortality and expense risk and administrative charges	(26,045)	(28,163)	(52,597)	(59,104)	(4,753)	(5,663)

Net investment income (loss)	36,618	39,967	56,795	59,485	8,832	9,656

Realized gains (losses) on investments:

Capital gain distributions received	-	-	-	-	-	-

Net realized gain (loss)	(7,661)	(1,345)	(50,450)	(29,588)	(12,456)	(8,068)

Realized gains (losses)	(7,661)	(1,345)	(50,450)	(29,588)	(12,456)	(8,068)

Unrealized appreciation (depreciation) during the period	74,304	(287,857)	175,214	(538,544)	26,178	(97,434)

Net increase (decrease) in net assets from operations	103,261	(249,235)	181,559	(508,647)	22,554	(95,846)

Changes from principal transactions:

Purchase payments	1,313	14,488	1,460	3,210	-	-

Transfers between sub-accounts and the company	15,485	(40,213)	100,751	(219,631)	41,040	(21,724)

Withdrawals	(150,925)	(127,045)	(341,397)	(317,275)	(84,983)	(31,379)

Annual contract fee	(697)	(862)	(11,607)	(12,176)	(5,569)	(6,365)

Net increase (decrease) in net assets from principal transactions	(134,824)	(153,632)	(250,793)	(545,872)	(49,512)	(59,468)

Total increase (decrease) in net assets	(31,563)	(402,867)	(69,234)	(1,054,519)	(26,958)	(155,314)

Net assets at beginning of period	1,840,218	2,243,085	3,432,406	4,486,925	545,652	700,966

Net assets at end of period	$1,808,655	$1,840,218	$3,363,172	$3,432,406	$518,694	$545,652

	2023	2022	2023	2022	2023	2022

Units, beginning of period	79,759	86,178	158,057	182,382	44,454	48,984

Units issued	1,116	739	13,761	1,834	3,260	1,445

Units redeemed	(5,866)	(7,158)	(24,289)	(26,159)	(7,226)	(5,975)

Units, end of period	75,009	79,759	147,529	158,057	40,488	44,454

See accompanying notes.

53 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Total Bond Market Trust Series II		Total Stock Market Index Trust Series I		Total Stock Market Index Trust Series II

	2023	2022	2023	2022	2023	2022

Income:

Dividend distributions received	$135,101	$127,920	$36,722	$39,200	$50,550	$50,824

Expenses:

Mortality and expense risk and administrative charges	(77,380)	(71,714)	(51,062)	(53,697)	(89,755)	(93,626)

Net investment income (loss)	57,721	56,206	(14,340)	(14,497)	(39,205)	(42,802)

Realized gains (losses) on investments:

Capital gain distributions received	-	-	197,531	481,863	324,767	775,804

Net realized gain (loss)	(125,956)	(122,822)	46,267	45,841	177,146	255,530

Realized gains (losses)	(125,956)	(122,822)	243,798	527,704	501,913	1,031,334

Unrealized appreciation (depreciation) during the period	240,643	(742,144)	509,786	(1,462,302)	754,450	(2,529,416)

Net increase (decrease) in net assets from operations	172,408	(808,760)	739,244	(949,095)	1,217,158	(1,540,884)

Changes from principal transactions:

Purchase payments	-	-	3,680	11,180	3,704	3,264

Transfers between sub-accounts and the company	1,025,305	774,435	75,236	5,018	89,072	(32,763)

Withdrawals	(418,016)	(979,005)	(438,410)	(174,328)	(386,642)	(311,512)

Annual contract fee	(35,935)	(32,738)	(1,506)	(1,592)	(24,461)	(23,100)

Net increase (decrease) in net assets from principal transactions	571,354	(237,308)	(361,000)	(159,722)	(318,327)	(364,111)

Total increase (decrease) in net assets	743,762	(1,046,068)	378,244	(1,108,817)	898,831	(1,904,995)

Net assets at beginning of period	4,888,572	5,934,640	3,352,550	4,461,367	5,369,681	7,274,676

Net assets at end of period	$5,632,334	$4,888,572	$3,730,794	$3,352,550	$6,268,512	$5,369,681

	2023	2022	2023	2022	2023	2022

Units, beginning of period	430,405	444,310	97,494	101,723	125,189	132,671

Units issued	95,757	98,007	2,880	554	6,801	2,563

Units redeemed	(45,918)	(111,912)	(12,178)	(4,783)	(13,261)	(10,045)

Units, end of period	480,244	430,405	88,196	97,494	118,729	125,189

See accompanying notes.

54 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Ultra Short Term Bond Trust Series II
	2023	2022

Income:

Dividend distributions received	$481,685	$250,348

Expenses:

Mortality and expense risk and administrative charges	(288,098)	(270,977)

Net investment income (loss)	193,587	(20,629)

Realized gains (losses) on investments:

Capital gain distributions received	-	-

Net realized gain (loss)	(234,958)	(261,260)

Realized gains (losses)	(234,958)	(261,260)

Unrealized appreciation (depreciation) during the period	550,235	(137,732)

Net increase (decrease) in net assets from operations
	508,864	(419,621)

Changes from principal transactions:

Purchase payments	56,200	179,200

Transfers between sub-accounts and the company	4,489,358	7,094,390

Withdrawals	(7,899,054)	(3,489,315)

Annual contract fee	(101,270)	(91,837)

Net increase (decrease) in net assets from principal transactions	(3,454,766)	3,692,438

Total increase (decrease) in net assets	(2,945,902)	3,272,817

Net assets at beginning of period	19,265,584	15,992,767

Net assets at end of period	$16,319,682	$19,265,584

	2023	2022

Units, beginning of period	1,783,934	1,439,734

Units issued	782,382	934,093

Units redeemed	(1,097,234)	(589,893)

Units, end of period	1,469,082	1,783,934

See accompanying notes.

55 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS

December 31, 2023

1. Organization

John Hancock Life Insurance Company of New York Separate Account A (the “Account”) is a separate account established by John Hancock Life Insurance Company of New York (the “Company”). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended (the “Act”) and is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. The Account consists of 97 active sub-accounts which are exclusively invested in a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust”). The Trust is registered under the Act as an open-ended management investment company, commonly known as a mutual fund, which does not transact with the general public. The Account is a funding vehicle for the allocation of net premiums under variable annuity contracts (the “Contracts”) issued by the Company.

The Company is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (“JHUSA”), which in turn is an indirect, wholly owned subsidiary of the Manufacturers Life Insurance Company which is an indirect, wholly owned subsidiary of Manulife Financial Corporation (““MFC””), a Canadian based publicly traded life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

The Company is required to maintain assets in the Account with a total fair value of at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

In addition to the Account, certain contract owners may also allocate funds to the fixed account, which is part of the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the Company’s general account has not been registered as an investment company under the Investment Company Act of 1940. Net interfund transfers include transfers between separate and general accounts.

Each sub-account holds shares of a particular series (“Portfolio”) of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer 4 classes of units to fund Contracts issued by the Company. These classes, Series I, Series II, Series III and Series NAV, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I, Series II, Series III and Series NAV shares of the Trust Portfolio differ in the level of 12b-1 fees and other expenses assessed against the Portfolio’s assets.

Sub-accounts closed or opened in 2023 are as follows:

Sub-accounts Closed	Effective Date
DWS Equity 500 Index	04/14/2023
Pimco All Asset	04/14/2023

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2023

2. Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Valuation of Investments

Investments made in the Portfolios of the Trust are valued at fair value based on the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on a first-in, first-out basis.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios’ shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2023.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2023

3. Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Company’s consolidated federal tax return for the years 2014 and 2015 are currently under examination by the Internal Revenue Service. The years from 2015 are also open for examination by the internal revenue service. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The income taxes topic of the FASB ASC establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2023, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations and Changes in Contract Owners’ Equity.

4. Transactions with Affiliates

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC (“JHIMS”), a Delaware limited liability company controlled by MFC, serves as investment adviser for the Trust.

John Hancock Distributors, LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principle underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors, LLC or other broker-dealers having distribution agreements with John Hancock Distributors, LLC.

Certain officers of the Account are officers and directors of JHUSA or the Trust.

Contract charges, as described in Note 9, are paid to the Company.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2023

5. Fair Value Measurements

ASC 820 “Fair Value Measurements and Disclosures” provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the value that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.
•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.
•	Level 3 – Fair value measurements using significant non market observable inputs.

All of the Account’s sub-accounts’ investments in a Portfolio of the Trust were valued at the reported net asset value of the Portfolio and categorized as Level 1 as of December 31, 2023. The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2023:

	Level 1	Level 2	Level 3	Total

Mutual Funds Affiliated	$1,971,432,792	-	-	1,971,432,792

Total	$1,971,432,792	-	-	1,971,432,792

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

Changes in valuation techniques may result in transfer in or out of an assigned level within the disclosure hierarchy. Transfers between investment levels may occur as the availability of a price source or data used in an investment’s valuation changes. Transfers between investment levels are recognized at the beginning of the reporting period. There have been no transfers between any level of fair value measurements during the period ended December 31, 2023.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2023

6. Purchases and Sales of Investments

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust during 2023 were as follows:

Sub-Account	Purchases	Sales
500 Index Fund Series I	$389,941	$1,662,934
500 Index Fund Series II	2,397,064	2,721,166
500 Index Fund Series NAV	2,548,449	1,885,444
Active Bond Trust Series I	44,054	112,736
Active Bond Trust Series II	2,372,534	2,256,990
American Asset Allocation Trust Series I	795,126	557,780
American Asset Allocation Trust Series II	8,233,586	5,146,136
American Global Growth Trust Series II	1,577,162	1,257,533
American Global Growth Trust Series III	801	736
American Growth Trust Series II	12,501,972	16,450,778
American Growth Trust Series III	46,957	76,041
American Growth-Income Trust Series I	728,597	444,178
American Growth-Income Trust Series II	8,961,986	10,342,300
American Growth-Income Trust Series III	48,131	81,114
American International Trust Series II	6,249,255	4,185,017
American International Trust Series III	35,878	43,626
Blue Chip Growth Trust Series I	70,882	1,465,480
Blue Chip Growth Trust Series II	663,472	2,969,974
Capital Appreciation Trust Series I	429,447	1,541,749
Capital Appreciation Trust Series II	377,784	1,334,385
Capital Appreciation Value Trust Series II	2,412,412	1,874,481
Core Bond Trust Series I	466,035	307,467
Core Bond Trust Series II	681,796	824,187
Disciplined Value International Trust Series I	97,772	604,951
Disciplined Value International Trust Series II	183,192	613,703
DWS Equity 500 Index	0	2,562,067
Emerging Markets Value Trust Series II	197,952	413,808
Equity Income Trust Series I	2,300,978	2,550,125
Equity Income Trust Series II	1,901,752	2,702,630
Financial Industries Trust Series I	50,238	35,514
Financial Industries Trust Series II	201,115	438,709
Fundamental All Cap Core Trust Series II	740,341	707,498
Fundamental Large Cap Value Trust Series I	1,888,799	2,273,534
Fundamental Large Cap Value Trust Series II	1,855,042	3,008,327
Global Equity Trust Series I	248,266	578,832
Global Equity Trust Series II	255,777	579,131
Health Sciences Trust Series I	199,750	206,325
Health Sciences Trust Series II	719,517	1,332,150
High Yield Trust Series I	71,326	116,990
High Yield Trust Series II	543,365	654,410
International Equity Index Series I	32,020	43,624
International Equity Index Series II	241,523	248,915
International Equity Index Series NAV	38,164	140,185
International Small Company Trust Series I	50,718	66,134
International Small Company Trust Series II	118,303	317,598
Investment Quality Bond Trust Series I	68,077	165,482
Investment Quality Bond Trust Series II	1,420,801	1,054,743
Lifestyle Balanced Portfolio Series I	781,007	526,263
Lifestyle Balanced Portfolio Series II	31,079,754	33,309,741

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2023

6. Purchases and Sales of Investments (continued):

Sub-Account	Purchases	Sales
Lifestyle Conservative Portfolio Series I	$157,864	$180,170
Lifestyle Conservative Portfolio Series II	3,463,915	6,057,106
Lifestyle Growth Portfolio Series I	1,370,318	734,217
Lifestyle Growth Portfolio Series II	84,316,576	63,198,500
Lifestyle Growth Portfolio Series NAV	15,937	6,897
Lifestyle Moderate Portfolio Series I	196,346	173,436
Lifestyle Moderate Portfolio Series II	7,879,396	9,057,806
Managed Volatility Balanced Portfolio Series I	481,812	351,841
Managed Volatility Balanced Portfolio Series II	12,554,257	18,191,745
Managed Volatility Conservative Portfolio Series I	47,173	146,190
Managed Volatility Conservative Portfolio Series II	1,512,145	3,729,316
Managed Volatility Growth Portfolio Series I	437,620	231,391
Managed Volatility Growth Portfolio Series II	19,509,627	20,319,314
Managed Volatility Moderate Portfolio Series I	159,325	443,135
Managed Volatility Moderate Portfolio Series II	4,143,017	6,735,182
Mid Cap Growth Trust Series I	135,364	641,904
Mid Cap Growth Trust Series II	182,665	1,624,828
Mid Cap Index Trust Series I	273,546	602,446
Mid Cap Index Trust Series II	523,166	1,046,857
Mid Value Trust Series I	223,377	129,692
Mid Value Trust Series II	1,028,513	1,019,301
Money Market Trust Series I	84,767	134,792
Money Market Trust Series II	258,818	1,139,668
Money Market Trust Series NAV	26,758	70,670
Opportunistic Fixed Income Trust Series I	236,250	185,613
Opportunistic Fixed Income Trust Series II	343,063	665,499
PIMCO All Asset	8,125	708,527
Real Estate Securities Trust Series I	62,478	159,024
Real Estate Securities Trust Series II	211,882	510,630
Science & Technology Trust Series I	284,778	743,389
Science & Technology Trust Series II	834,622	1,693,219
Select Bond Trust Series I	40,685	84,274
Select Bond Trust Series II	8,429,213	8,963,923
Short Term Government Income Trust Series I	70,422	204,856
Short Term Government Income Trust Series II	432,743	906,644
Small Cap Index Trust Series I	11,901	6,504
Small Cap Index Trust Series II	561,016	603,136
Small Cap Opportunities Trust Series I	257,696	125,743
Small Cap Opportunities Trust Series II	566,291	750,012
Small Cap Stock Trust Series II	86,950	829,602
Small Cap Value Trust Series II	289,307	240,297
Small Company Value Trust Series I	151,622	160,763
Small Company Value Trust Series II	423,930	677,514
Strategic Income Opportunities Trust Series I	88,048	186,256
Strategic Income Opportunities Trust Series II	414,491	608,490
Total Bond Market Series Trust NAV	54,023	94,703
Total Bond Market Trust Series II	1,226,995	597,920
Total Stock Market Index Trust Series I	342,197	520,005
Total Stock Market Index Trust Series II	678,053	710,817
Ultra Short Term Bond Trust Series II	9,050,362	12,311,540

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2023

7. Unit Values

A summary of unit values and units outstanding for variable annuity contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

500 Index Fund Series I(*)	2023	327	$ 43.21 to $ 41.56	$ 14,074	1.75 % to 1.40%	1.20%	24.15 % to 23.72%
	2022	362	34.81 to 33.59	12,618	1.75 to 1.40	1.20	-19.50 to -19.78
	2021	383	43.24 to 41.88	16,647	1.75 to 1.40	1.33	26.51 to 26.07
	2020	403	34.18 to 33.22	13,817	1.75 to 1.40	1.82	16.46 to 16.06
	2019	449	29.35 to 28.62	13,215	1.75 to 1.40	1.69	29.23 to 28.78

500 Index Fund Series II(*)	2023	436	40.19 to 28.45	18,127	1.85 to 1.00	1.09	24.39 to 23.34
	2022	447	32.42 to 22.87	15,063	1.90 to 1.00	1.00	-19.32 to -20.04
	2021	451	40.55 to 28.35	18,986	1.90 to 1.00	1.12	26.76 to 25.63
	2020	477	32.41 to 22.04	15,929	1.85 to 1.35	1.64	16.25 to 15.66
	2019	538	28.94 to 28.02	15,496	1.85 to 1.40	1.46	29.01 to 28.43

500 Index Fund Series NAV(*)	2023	167	46.47 to 39.83	6,963	1.75 to 0.80	1.34	24.95 to 23.78
	2022	149	37.19 to 32.18	5,015	1.75 to 0.80	1.27	-18.96 to -19.72
	2021	155	45.89 to 40.08	6,508	1.75 to 0.80	1.31	27.33 to 26.13
	2020	182	36.04 to 31.78	6,039	1.75 to 0.80	1.81	17.19 to 16.08
	2019	203	30.75 to 27.38	5,800	1.75 to 0.80	1.69	30.11 to 28.88

Active Bond Trust Series I(*)	2023	36	19.81 to 18.55	693	1.75 to 1.40	3.39	4.95 to 4.59
	2022	39	18.87 to 17.74	742	1.75 to 1.40	3.22	-15.04 to -15.34
	2021	48	22.21 to 20.95	1,058	1.75 to 1.40	3.12	-1.95 to -2.29
	2020	57	22.66 to 21.45	1,283	1.75 to 1.40	2.92	7.28 to 6.90
	2019	63	21.12 to 20.06	1,330	1.75 to 1.40	2.78	7.74 to 7.36

Active Bond Trust Series II(*)	2023	851	17.55 to 12.53	15,633	1.85 to 1.15	3.35	5.00 to 4.27
	2022	861	16.83 to 11.94	15,121	1.85 to 1.15	3.04	-15.00 to -15.59
	2021	984	19.94 to 14.04	20,399	1.85 to 1.15	2.95	-1.91 to -2.59
	2020	1,013	20.47 to 14.32	21,505	1.85 to 1.15	2.79	7.32 to 6.57
	2019	1,037	19.21 to 13.34	20,662	1.85 to 1.15	2.50	7.78 to 7.03

American Asset Allocation Trust Series I(*)	2023	180	27.17 to 25.63	4,828	1.75 to 1.40	1.85	12.32 to 11.93
	2022	197	24.19 to 22.90	4,716	1.75 to 1.40	2.29	-14.95 to -15.25
	2021	214	28.45 to 27.02	6,031	1.75 to 1.40	1.59	13.11 to 12.72
	2020	228	25.15 to 23.97	5,684	1.75 to 1.40	1.37	10.46 to 10.07
	2019	243	22.77 to 21.78	5,491	1.75 to 1.40	1.35	19.10 to 18.68

American Asset Allocation Trust Series II(*)	2023	2,029	26.76 to 24.56	52,592	1.90 to 1.00	1.75	12.55 to 11.55
	2022	2,194	23.78 to 22.02	50,839	1.90 to 1.00	2.19	-14.62 to -15.39
	2021	2,414	27.85 to 26.02	65,818	1.90 to 1.00	1.46	13.47 to 12.45
	2020	2,666	24.54 to 23.14	64,361	1.90 to 1.00	1.22	10.80 to 9.81
	2019	3,053	22.15 to 21.07	66,750	1.90 to 1.00	1.21	19.47 to 18.40

American Global Growth Trust Series II(*)	2023	247	34.96 to 31.99	8,330	1.85 to 1.00	0.42	20.81 to 19.79
	2022	262	28.94 to 26.71	7,551	1.85 to 1.00	0.42	-25.83 to -26.45
	2021	279	39.01 to 36.31	10,777	1.85 to 1.00	0.00	14.77 to 13.79
	2020	304	33.99 to 31.91	10,275	1.85 to 1.00	0.07	28.51 to 27.42
	2019	378	26.45 to 25.04	9,968	1.85 to 1.00	0.53	33.32 to 32.19

American Global Growth Trust Series III(*)	2023	0	42.30 to 42.30	5	0.80 to 0.80	0.87	21.58 to 21.58
	2022	0	34.79 to 34.79	5	0.80 to 0.80	0.70	-25.37 to -25.37
	2021	0	46.62 to 46.62	9	0.80 to 0.80	0.00	15.48 to 15.48
	2020	0	40.37 to 40.37	8	0.80 to 0.80	0.06	29.40 to 29.40
	2019	0	31.20 to 31.20	7	0.80 to 0.80	0.99	34.10 to 34.10

American Growth Trust Series II(*)	2023	968	79.59 to 53.95	75,807	1.90 to 1.00	0.07	36.52 to 35.30
	2022	1,177	58.83 to 39.52	67,843	1.90 to 1.00	1.34	-30.94 to -31.56
	2021	1,194	85.95 to 57.23	100,218	1.90 to 1.00	0.32	20.28 to 19.20
	2020	1,392	72.10 to 47.58	97,231	1.90 to 1.00	0.08	49.95 to 48.60
	2019	1,779	48.52 to 31.73	83,164	1.90 to 1.00	0.73	28.90 to 27.75

American Growth Trust Series III(*)	2023	5	61.43 to 54.53	315	1.55 to 0.80	0.07	37.35 to 36.33
	2022	7	44.72 to 40.00	293	1.55 to 0.80	1.89	-30.51 to -31.03
	2021	7	64.36 to 57.99	413	1.55 to 0.80	0.74	21.03 to 20.12
	2020	7	53.18 to 48.28	367	1.55 to 0.80	0.07	50.77 to 49.64
	2019	10	35.27 to 32.26	339	1.55 to 0.80	1.14	29.76 to 28.79

American Growth-Income Trust Series I(*)	2023	111	59.95 to 55.76	6,569	1.75 to 1.40	1.06	23.94 to 23.51
	2022	117	48.37 to 45.15	5,614	1.75 to 1.40	2.08	-17.93 to -18.22
	2021	133	58.94 to 55.21	7,736	1.75 to 1.40	0.75	21.89 to 21.47
	2020	142	48.35 to 45.45	6,769	1.75 to 1.40	1.36	11.53 to 11.14
	2019	151	43.35 to 40.90	6,450	1.75 to 1.40	1.49	23.95 to 23.52

American Growth-Income Trust Series II(*)	2023	1,237	53.18 to 40.55	66,001	1.90 to 1.00	0.95	24.28 to 23.17
	2022	1,396	43.18 to 32.63	60,251	1.90 to 1.00	2.07	-17.67 to -18.40
	2021	1,572	52.92 to 39.64	82,739	1.90 to 1.00	0.65	22.29 to 21.19
	2020	1,855	43.66 to 32.41	80,045	1.90 to 1.00	1.28	11.90 to 10.89
	2019	1,966	39.38 to 28.97	76,401	1.90 to 1.00	1.39	24.39 to 23.28

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2023

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

American Growth-Income Trust Series III(*)	2023	9	$ 46.87 to $ 41.60	$ 424	1.55 % to 0.80%	1.41%	25.14 % to 24.21%
	2022	11	37.45 to 33.49	410	1.55 to 0.80	2.53	-17.22 to -17.84
	2021	12	45.24 to 40.76	538	1.55 to 0.80	1.10	23.14 to 22.22
	2020	13	36.74 to 33.35	481	1.55 to 0.80	1.51	12.57 to 11.72
	2019	18	32.64 to 29.85	561	1.55 to 0.80	1.82	25.16 to 24.22

American International Trust Series II(*)	2023	1,036	32.20 to 18.37	30,611	1.90 to 1.00	0.84	14.09 to 13.07
	2022	1,109	28.48 to 16.10	28,862	1.90 to 1.00	2.03	-21.94 to -22.64
	2021	1,190	36.81 to 20.63	39,888	1.90 to 1.00	1.74	-2.94 to -3.81
	2020	1,196	38.27 to 21.26	41,572	1.90 to 1.00	0.26	12.26 to 11.25
	2019	1,272	34.40 to 18.93	39,802	1.90 to 1.00	0.80	21.05 to 19.97

American International Trust Series III(*)	2023	10	18.97 to 16.84	189	1.55 to 0.80	1.40	14.84 to 13.99
	2022	12	16.52 to 14.77	197	1.55 to 0.80	2.64	-21.43 to -22.02
	2021	12	21.02 to 18.94	256	1.55 to 0.80	2.29	-2.29 to -3.02
	2020	12	21.52 to 19.53	246	1.55 to 0.80	0.61	13.07 to 12.22
	2019	16	19.03 to 17.40	303	1.55 to 0.80	1.27	21.91 to 21.00

Blue Chip Growth Trust Series I(*)	2023	243	109.34 to 47.52	22,755	1.75 to 1.40	0.00	47.49 to 46.97
	2022	255	74.14 to 32.33	16,301	1.75 to 1.40	0.00	-38.95 to -39.16
	2021	269	121.43 to 53.14	28,130	1.75 to 1.40	0.00	15.24 to 14.84
	2020	290	105.37 to 46.28	26,684	1.75 to 1.40	0.00	32.43 to 31.97
	2019	327	79.57 to 35.07	22,593	1.75 to 1.40	0.00	27.99 to 27.54

Blue Chip Growth Trust Series II(*)	2023	204	62.46 to 49.99	13,462	1.90 to 1.00	0.00	47.77 to 46.46
	2022	241	42.65 to 33.83	10,775	1.90 to 1.00	0.00	-38.82 to -39.37
	2021	264	70.34 to 55.29	19,392	1.90 to 1.00	0.00	15.47 to 14.44
	2020	310	61.46 to 47.88	19,775	1.90 to 1.00	0.00	32.73 to 31.54
	2019	357	46.73 to 36.08	17,253	1.90 to 1.00	0.00	28.24 to 27.09

Capital Appreciation Trust Series I(*)	2023	249	49.29 to 45.45	12,140	1.75 to 1.40	0.00	50.73 to 50.21
	2022	275	32.70 to 30.26	8,939	1.75 to 1.40	0.00	-38.56 to -38.78
	2021	297	53.23 to 49.43	15,701	1.75 to 1.40	0.00	14.14 to 13.74
	2020	323	46.64 to 43.46	14,931	1.75 to 1.40	0.00	53.87 to 53.33
	2019	360	30.31 to 28.34	10,828	1.75 to 1.40	0.04	31.05 to 30.59

Capital Appreciation Trust Series II(*)	2023	128	68.15 to 57.10	9,112	1.85 to 1.00	0.00	51.00 to 49.73
	2022	145	45.51 to 37.82	6,843	1.85 to 1.00	0.00	-38.50 to -39.02
	2021	159	74.63 to 61.49	12,341	1.85 to 1.00	0.00	14.49 to 13.52
	2020	179	65.74 to 53.71	12,198	1.85 to 1.00	0.00	54.15 to 52.84
	2019	188	43.01 to 34.84	8,323	1.85 to 1.00	0.01	31.33 to 30.21

Capital Appreciation Value Trust Series II(*)	2023	455	37.46 to 35.87	17,026	1.90 to 1.00	1.56	16.84 to 15.80
	2022	487	32.35 to 30.70	15,685	1.90 to 1.00	0.74	-12.94 to -13.72
	2021	516	37.50 to 35.26	19,202	1.90 to 1.00	0.58	16.68 to 15.63
	2020	571	32.43 to 30.22	18,313	1.90 to 1.00	0.90	16.02 to 14.98
	2019	633	28.20 to 26.05	17,554	1.90 to 1.00	1.20	22.86 to 21.76

Core Bond Trust Series I(*)	2023	250	17.04 to 15.96	4,179	1.75 to 1.40	2.92	4.34 to 3.97
	2022	244	16.33 to 15.35	3,902	1.75 to 1.40	2.14	-14.87 to -15.17
	2021	262	19.18 to 18.10	4,941	1.75 to 1.40	1.77	-3.32 to -3.66
	2020	286	19.84 to 18.78	5,573	1.75 to 1.40	2.32	7.11 to 6.73
	2019	305	18.53 to 17.60	5,555	1.75 to 1.40	2.40	6.82 to 6.45

Core Bond Trust Series II(*)	2023	359	15.40 to 12.32	5,603	1.85 to 1.00	2.76	4.56 to 3.68
	2022	375	14.86 to 11.79	5,604	1.85 to 1.00	1.87	-14.67 to -15.39
	2021	451	17.56 to 13.81	7,941	1.85 to 1.00	1.59	-3.20 to -4.02
	2020	535	18.29 to 14.27	9,816	1.85 to 1.00	2.21	7.42 to 6.51
	2019	525	17.17 to 13.28	9,004	1.85 to 1.00	2.17	6.97 to 6.06

Disciplined Value International Trust Series I(*)	2023	120	26.16 to 24.15	3,086	1.75 to 1.40	1.71	18.30 to 17.89
	2022	140	22.11 to 20.48	3,075	1.75 to 1.40	3.51	-6.09 to -6.42
	2021	154	23.54 to 21.89	3,600	1.75 to 1.40	2.56	11.49 to 11.10
	2020	163	21.12 to 19.70	3,405	1.75 to 1.40	2.11	1.83 to 1.48
	2019	177	20.74 to 19.41	3,641	1.75 to 1.40	2.73	10.77 to 10.38

Disciplined Value International Trust Series II(*)	2023	179	26.13 to 19.37	4,932	1.85 to 1.00	1.66	18.50 to 17.50
	2022	195	22.24 to 16.34	4,586	1.85 to 1.00	3.36	-5.93 to -6.72
	2021	217	23.84 to 17.37	5,459	1.85 to 1.00	2.36	11.74 to 10.79
	2020	235	21.52 to 15.55	5,298	1.85 to 1.00	1.91	2.04 to 1.17
	2019	261	21.27 to 15.24	5,779	1.85 to 1.00	2.53	11.01 to 10.08

Emerging Markets Value Trust Series II(*)	2023	250	13.55 to 12.86	3,305	1.85 to 1.00	1.39	13.71 to 12.75
	2022	267	11.92 to 11.41	3,118	1.85 to 1.00	3.41	-12.75 to -13.48
	2021	289	13.66 to 13.18	3,871	1.85 to 1.00	2.18	9.98 to 9.05
	2020	292	12.42 to 12.09	3,583	1.85 to 1.00	2.09	2.33 to 1.46
	2019	330	12.14 to 11.92	3,963	1.85 to 1.00	2.95	9.60 to 8.68

63 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2023

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Equity Income Trust Series I(*)	2023	240	$ 87.55 to $ 45.99	$ 18,808	1.75 % to 1.40%	1.86%	7.87 % to 7.50%
	2022	266	81.16 to 42.78	19,463	1.75 to 1.40	1.76	-4.74 to -5.08
	2021	293	85.20 to 45.07	22,537	1.75 to 1.40	1.95	23.67 to 23.24
	2020	314	68.89 to 36.57	19,491	1.75 to 1.40	2.97	-0.39 to -0.74
	2019	345	69.17 to 36.84	21,289	1.75 to 1.40	2.04	24.59 to 24.15

Equity Income Trust Series II(*)	2023	358	36.76 to 30.73	13,932	1.90 to 1.00	1.71	8.17 to 7.21
	2022	413	34.29 to 28.41	15,002	1.90 to 1.00	1.53	-4.59 to -5.45
	2021	481	36.27 to 29.77	18,460	1.90 to 1.00	1.71	23.97 to 22.86
	2020	585	29.52 to 24.02	18,120	1.90 to 1.00	2.75	-0.26 to -1.15
	2019	700	29.86 to 24.08	21,814	1.90 to 1.00	1.94	24.92 to 23.80

Financial Industries Trust Series I(*)	2023	21	31.29 to 28.90	626	1.75 to 1.40	1.73	3.76 to 3.40
	2022	21	30.15 to 27.95	619	1.75 to 1.40	2.19	-14.87 to -15.16
	2021	25	35.42 to 32.94	865	1.75 to 1.40	0.86	27.90 to 27.45
	2020	25	27.69 to 25.85	678	1.75 to 1.40	1.37	0.75 to 0.39
	2019	26	27.49 to 25.75	691	1.75 to 1.40	4.33	29.96 to 29.50

Financial Industries Trust Series II(*)	2023	70	29.88 to 28.84	2,198	1.85 to 1.00	1.54	3.93 to 3.06
	2022	82	28.99 to 27.75	2,465	1.85 to 1.00	1.97	-14.69 to -15.41
	2021	93	34.27 to 32.52	3,314	1.85 to 1.00	0.84	28.09 to 27.01
	2020	96	26.99 to 25.39	2,654	1.85 to 1.00	1.16	0.97 to 0.11
	2019	105	26.96 to 25.15	2,929	1.85 to 1.00	3.79	30.21 to 29.10

Fundamental All Cap Core Trust Series II(*)	2023	77	69.18 to 31.10	5,690	1.85 to 1.00	0.19	33.76 to 32.63
	2022	86	52.16 to 23.25	4,750	1.85 to 1.00	0.01	-25.19 to -25.82
	2021	93	71.64 to 31.08	6,934	1.75 to 1.00	0.00	29.04 to 28.08
	2020	99	59.50 to 55.93	5,705	1.75 to 1.40	0.19	24.88 to 24.45
	2019	111	47.65 to 44.95	5,150	1.75 to 1.40	0.25	34.29 to 33.82

Fundamental Large Cap Value Trust Series I(*)	2023	439	47.05 to 30.65	21,825	1.75 to 1.00	1.00	22.23 to 21.32
	2022	475	38.79 to 25.08	19,620	1.75 to 1.00	1.06	-8.87 to -9.55
	2021	516	42.88 to 27.52	23,498	1.75 to 1.00	0.76	28.67 to 27.71
	2020	559	33.58 to 21.38	19,802	1.75 to 1.00	1.08	10.84 to 10.01
	2019	629	30.52 to 19.29	20,206	1.75 to 1.00	1.15	34.50 to 33.50

Fundamental Large Cap Value Trust Series II(*)	2023	483	45.22 to 26.86	21,733	1.85 to 1.00	0.82	22.00 to 20.97
	2022	546	37.38 to 22.02	20,230	1.85 to 1.00	0.86	-9.04 to -9.81
	2021	598	41.45 to 24.20	24,499	1.85 to 1.00	0.57	28.43 to 27.34
	2020	674	32.55 to 18.85	21,830	1.85 to 1.00	0.88	10.64 to 9.70
	2019	757	29.67 to 17.03	22,347	1.85 to 1.00	0.95	34.24 to 33.11

Global Equity Trust Series I(*)	2023	122	24.95 to 24.26	5,722	1.75 to 0.80	0.78	19.14 to 18.02
	2022	134	20.94 to 20.56	5,286	1.75 to 0.80	2.68	-15.51 to -16.31
	2021	141	24.78 to 24.57	6,607	1.75 to 0.80	0.00	20.34 to 19.20
	2020	152	20.61 to 20.60	5,975	1.75 to 0.80	1.28	5.74 to 4.74
	2019	138	19.68 to 19.48	5,605	1.75 to 0.80	2.11	15.12 to 14.03

Global Equity Trust Series II(*)	2023	137	26.15 to 17.77	3,744	1.90 to 1.00	0.60	18.62 to 17.57
	2022	152	22.25 to 14.98	3,555	1.90 to 1.00	2.43	-15.85 to -16.61
	2021	185	26.68 to 17.81	5,151	1.90 to 1.00	0.00	19.81 to 18.73
	2020	191	22.47 to 14.86	4,440	1.90 to 1.00	1.09	5.36 to 4.41
	2019	221	21.52 to 14.11	4,881	1.90 to 1.00	1.96	14.68 to 13.65

Health Sciences Trust Series I(*)	2023	31	107.22 to 99.04	3,181	1.75 to 1.40	0.00	2.81 to 2.45
	2022	32	104.29 to 96.67	3,224	1.75 to 1.40	0.00	-14.29 to -14.59
	2021	36	121.69 to 113.19	4,222	1.75 to 1.40	0.00	9.65 to 9.26
	2020	37	110.98 to 103.59	3,962	1.75 to 1.40	0.00	25.40 to 24.96
	2019	37	88.50 to 82.90	3,205	1.75 to 1.40	0.00	26.89 to 26.45

Health Sciences Trust Series II(*)	2023	64	101.92 to 46.77	6,434	1.90 to 1.00	0.00	2.98 to 2.06
	2022	73	99.85 to 45.42	7,209	1.90 to 1.00	0.00	-14.10 to -14.87
	2021	83	117.30 to 52.87	9,737	1.90 to 1.00	0.00	9.86 to 8.88
	2020	99	107.73 to 48.13	10,560	1.90 to 1.00	0.00	25.62 to 24.50
	2019	122	86.53 to 38.31	10,454	1.90 to 1.00	0.00	27.12 to 25.98

High Yield Trust Series I(*)	2023	42	24.86 to 16.70	1,068	1.75 to 0.80	2.61	12.15 to 11.09
	2022	44	22.38 to 14.89	1,014	1.75 to 0.80	5.88	-13.94 to -14.75
	2021	47	26.26 to 17.30	1,252	1.75 to 0.80	4.83	4.98 to 3.99
	2020	52	25.25 to 16.48	1,329	1.75 to 0.80	6.33	4.97 to 3.97
	2019	57	24.28 to 15.70	1,402	1.75 to 0.80	5.20	14.74 to 13.66

High Yield Trust Series II(*)	2023	113	27.90 to 16.96	2,919	1.85 to 1.00	2.28	11.58 to 10.64
	2022	117	25.22 to 15.20	2,761	1.85 to 1.00	5.33	-14.31 to -15.03
	2021	138	29.39 to 17.74	3,812	1.90 to 1.00	4.63	4.62 to 3.68
	2020	157	28.35 to 16.96	4,220	1.90 to 1.00	5.74	4.61 to 3.67
	2019	186	27.34 to 16.21	4,853	1.90 to 1.00	4.93	14.35 to 13.32

64 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2023

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

International Equity Index Series I(*)	2023	34	$ 18.58 to $ 17.87	$ 635	1.75 % to 1.40%	2.39%	13.76 % to 13.37%
	2022	35	16.33 to 15.76	575	1.75 to 1.40	2.80	-17.42 to -17.71
	2021	38	19.78 to 19.15	743	1.75 to 1.40	2.71	6.10 to 5.73
	2020	35	18.64 to 18.11	653	1.75 to 1.40	2.47	9.10 to 8.72
	2019	40	17.08 to 16.66	677	1.75 to 1.40	2.54	19.68 to 19.27

International Equity Index Series II(*)	2023	193	18.54 to 17.29	3,449	1.85 to 1.00	2.24	14.03 to 13.07
	2022	194	16.26 to 15.29	3,073	1.85 to 1.00	2.55	-17.22 to -17.92
	2021	218	19.65 to 18.63	4,183	1.85 to 1.00	2.35	6.26 to 5.36
	2020	227	18.49 to 17.68	4,123	1.85 to 1.00	2.28	9.37 to 8.45
	2019	249	16.90 to 16.30	4,145	1.85 to 1.00	2.75	19.91 to 18.89

International Equity Index Series NAV(*)	2023	57	15.13 to 14.04	829	1.85 to 1.40	2.45	13.82 to 13.31
	2022	65	13.29 to 12.39	834	1.85 to 1.40	2.89	-17.32 to -17.70
	2021	68	16.08 to 15.05	1,056	1.85 to 1.40	2.61	6.10 to 5.62
	2020	70	15.15 to 14.25	1,034	1.85 to 1.40	2.43	9.21 to 8.72
	2019	78	13.88 to 13.11	1,057	1.85 to 1.40	2.47	19.75 to 19.22

International Small Company Trust Series I(*)	2023	45	23.56 to 22.42	1,056	1.75 to 1.40	2.00	11.87 to 11.48
	2022	47	21.06 to 20.11	985	1.75 to 1.40	1.94	-19.31 to -19.59
	2021	51	26.10 to 25.01	1,346	1.75 to 1.40	1.25	12.14 to 11.75
	2020	55	23.27 to 22.38	1,290	1.75 to 1.40	2.07	6.86 to 6.48
	2019	62	21.78 to 21.02	1,351	1.75 to 1.40	2.14	20.90 to 20.48

International Small Company Trust Series II(*)	2023	89	21.68 to 21.50	1,997	1.85 to 1.00	1.74	12.21 to 11.26
	2022	100	19.33 to 19.32	2,020	1.85 to 1.00	1.67	-19.16 to -19.84
	2021	117	24.11 to 23.90	2,924	1.85 to 1.00	1.08	12.34 to 11.39
	2020	125	21.65 to 21.27	2,799	1.85 to 1.00	1.94	7.09 to 6.18
	2019	132	20.38 to 19.86	2,785	1.85 to 1.00	1.77	21.14 to 20.11

Investment Quality Bond Trust Series I(*)	2023	55	21.39 to 17.85	1,603	1.75 to 0.80	1.53	5.64 to 4.64
	2022	58	20.44 to 16.90	1,623	1.75 to 0.80	3.11	-15.55 to -16.35
	2021	62	24.44 to 20.01	2,064	1.75 to 0.80	1.99	-2.05 to -2.97
	2020	67	25.19 to 20.43	2,263	1.75 to 0.80	2.18	8.50 to 7.47
	2019	80	23.44 to 18.83	2,426	1.75 to 0.80	2.46	8.49 to 7.47

Investment Quality Bond Trust Series II(*)	2023	579	18.01 to 12.98	10,290	1.85 to 1.00	1.37	5.22 to 4.33
	2022	557	17.26 to 12.33	9,472	1.85 to 1.00	2.82	-15.90 to -16.61
	2021	650	20.70 to 14.67	13,283	1.85 to 1.00	1.81	-2.44 to -3.26
	2020	692	21.40 to 15.03	14,682	1.85 to 1.00	2.15	8.07 to 7.15
	2019	701	19.97 to 13.91	13,847	1.85 to 1.00	2.29	8.06 to 7.15

Lifestyle Balanced Portfolio Series I(*)	2023	320	19.69 to 17.89	5,965	1.75 to 0.80	2.29	12.84 to 11.78
	2022	338	17.45 to 16.01	5,608	1.75 to 0.80	2.46	-16.12 to -16.91
	2021	370	20.80 to 19.27	7,361	1.75 to 0.80	2.48	8.57 to 7.54
	2020	410	19.16 to 17.92	7,564	1.75 to 0.80	2.46	11.79 to 10.73
	2019	475	17.14 to 16.18	7,881	1.75 to 0.80	1.91	16.80 to 15.69

Lifestyle Balanced Portfolio Series II(*)	2023	13,148	20.19 to 19.67	247,639	2.00 to 0.35	2.03	13.10 to 11.26
	2022	14,554	17.85 to 17.68	245,069	2.00 to 0.35	2.27	-15.89 to -17.27
	2021	15,915	21.37 to 21.22	321,979	2.00 to 0.35	2.32	8.83 to 7.05
	2020	16,901	19.97 to 19.50	317,208	2.00 to 0.35	2.33	12.07 to 10.23
	2019	18,135	18.11 to 17.40	306,998	2.00 to 0.35	1.68	17.15 to 15.23

Lifestyle Conservative Portfolio Series I(*)	2023	134	16.00 to 14.54	1,993	1.75 to 0.80	2.77	8.25 to 7.23
	2022	141	14.78 to 13.56	1,982	1.75 to 0.80	2.75	-15.30 to -16.10
	2021	153	17.45 to 16.16	2,558	1.75 to 0.80	3.05	2.14 to 1.18
	2020	149	17.08 to 15.97	2,463	1.75 to 0.80	2.80	9.86 to 8.82
	2019	159	15.55 to 14.68	2,421	1.75 to 0.80	2.10	11.56 to 10.51

Lifestyle Conservative Portfolio Series II(*)	2023	2,710	16.40 to 14.89	40,659	2.00 to 0.35	2.48	8.52 to 6.75
	2022	3,042	15.11 to 13.95	42,568	2.00 to 0.35	2.55	-15.01 to -16.40
	2021	3,298	17.78 to 16.68	54,913	2.00 to 0.35	2.58	2.32 to 0.65
	2020	3,650	17.38 to 16.57	60,087	2.00 to 0.35	2.60	10.14 to 8.33
	2019	3,916	15.78 to 15.30	59,144	2.00 to 0.35	1.92	11.83 to 10.00

Lifestyle Growth Portfolio Series I(*)	2023	466	22.49 to 20.44	9,893	1.75 to 0.80	1.98	16.07 to 14.97
	2022	497	19.38 to 17.78	9,132	1.75 to 0.80	2.37	-16.75 to -17.54
	2021	530	23.28 to 21.56	11,775	1.75 to 0.80	2.36	13.16 to 12.09
	2020	521	20.57 to 19.23	10,301	1.75 to 0.80	2.45	12.67 to 11.60
	2019	565	18.26 to 17.23	9,955	1.75 to 0.80	1.79	20.49 to 19.35

Lifestyle Growth Portfolio Series II(*)	2023	24,961	23.51 to 23.05	541,353	2.00 to 0.35	1.74	16.26 to 14.36
	2022	27,200	20.56 to 19.83	513,128	2.00 to 0.35	2.13	-16.53 to -17.90
	2021	29,673	25.04 to 23.76	678,568	2.00 to 0.35	2.10	13.44 to 11.59
	2020	31,622	22.44 to 20.94	643,824	2.00 to 0.35	2.22	12.97 to 11.12
	2019	35,216	20.20 to 18.54	641,638	2.00 to 0.35	1.56	20.78 to 18.80

65 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2023

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Lifestyle Growth Portfolio Series NAV(*)	2023	7	$ 17.31 to $ 17.31	$ 116	1.20 % to 1.20%	2.05%	15.58 % to 15.58%
	2022	7	14.98 to 14.98	105	1.20 to 1.20	2.44	-16.99 to -16.99
	2021	7	18.05 to 18.05	133	1.20 to 1.20	2.39	12.77 to 12.77
	2020	8	16.00 to 15.80	123	1.60 to 1.20	1.34	12.28 to 11.83
	2019	19	14.25 to 14.13	263	1.60 to 1.20	1.91	20.07 to 19.59

Lifestyle Moderate Portfolio Series I(*)	2023	115	18.37 to 16.69	1,984	1.75 to 0.80	2.43	11.26 to 10.21
	2022	124	16.51 to 15.15	1,934	1.75 to 0.80	2.62	-15.86 to -16.65
	2021	135	19.62 to 18.17	2,532	1.75 to 0.80	2.67	6.39 to 5.39
	2020	140	18.44 to 17.24	2,474	1.75 to 0.80	2.55	11.20 to 10.14
	2019	167	16.59 to 15.66	2,673	1.75 to 0.80	1.96	15.04 to 13.96

Lifestyle Moderate Portfolio Series II(*)	2023	4,094	18.85 to 18.08	71,295	2.00 to 0.35	2.17	11.52 to 9.70
	2022	4,523	16.90 to 16.48	71,445	2.00 to 0.35	2.29	-15.63 to -17.01
	2021	5,166	20.03 to 19.86	98,041	2.00 to 0.35	2.42	6.65 to 4.91
	2020	5,526	18.93 to 18.78	99,410	2.00 to 0.35	2.38	11.48 to 9.65
	2019	6,049	17.26 to 16.85	98,685	2.00 to 0.35	1.76	15.31 to 13.43

Managed Volatility Balanced Portfolio Series I(*)	2023	169	23.68 to 21.65	4,698	1.75 to 0.80	2.38	11.10 to 10.06
	2022	180	21.52 to 19.48	4,519	1.75 to 0.80	2.43	-15.75 to -16.55
	2021	198	25.78 to 23.13	5,948	1.75 to 0.80	2.45	8.89 to 7.86
	2020	222	23.90 to 21.24	6,230	1.75 to 0.80	2.39	1.00 to 0.04
	2019	255	23.89 to 21.03	7,135	1.75 to 0.80	2.01	16.98 to 15.88

Managed Volatility Balanced Portfolio Series II(*)	2023	5,306	24.46 to 21.58	120,217	1.90 to 0.35	2.10	11.40 to 9.69
	2022	6,036	22.30 to 19.37	124,655	1.90 to 0.35	2.23	-15.51 to -16.81
	2021	6,676	26.81 to 22.93	165,504	1.90 to 0.35	2.26	9.16 to 7.48
	2020	7,556	24.94 to 21.01	172,334	1.90 to 0.35	2.24	1.20 to -0.37
	2019	8,661	25.03 to 20.76	198,055	1.90 to 0.35	1.74	17.32 to 15.51

Managed Volatility Conservative Portfolio Series I(*)	2023	28	21.48 to 18.49	754	1.75 to 0.80	2.93	4.63 to 3.64
	2022	32	20.73 to 17.67	849	1.75 to 0.80	2.55	-15.48 to -16.28
	2021	38	24.76 to 20.91	1,210	1.75 to 0.80	2.99	2.65 to 1.68
	2020	45	24.35 to 20.37	1,395	1.75 to 0.80	2.70	2.57 to 1.60
	2019	55	23.96 to 19.86	1,668	1.75 to 0.80	2.34	12.48 to 11.42

Managed Volatility Conservative Portfolio Series II(*)	2023	1,323	19.07 to 18.89	23,484	1.90 to 0.35	2.70	4.84 to 3.23
	2022	1,490	18.47 to 18.02	25,635	1.90 to 0.35	2.49	-15.23 to -16.53
	2021	1,663	22.13 to 21.26	34,213	1.90 to 0.35	2.75	2.95 to 1.36
	2020	1,910	21.83 to 20.65	38,661	1.90 to 0.35	2.70	2.77 to 1.19
	2019	2,165	21.57 to 20.09	43,186	1.90 to 0.35	2.18	12.78 to 11.05

Managed Volatility Growth Portfolio Series I(*)	2023	113	22.36 to 21.91	3,183	1.75 to 0.80	1.99	12.78 to 11.72
	2022	122	20.01 to 19.43	3,001	1.75 to 0.80	2.30	-15.54 to -16.33
	2021	133	23.92 to 23.00	3,850	1.75 to 0.80	2.21	11.92 to 10.87
	2020	135	21.58 to 20.55	3,544	1.75 to 0.80	2.06	-2.21 to -3.13
	2019	154	22.27 to 21.02	4,177	1.75 to 0.80	1.74	18.60 to 17.48

Managed Volatility Growth Portfolio Series II(*)	2023	6,078	21.71 to 17.86	144,896	2.00 to 0.35	1.73	13.15 to 11.30
	2022	6,894	19.19 to 16.05	146,707	2.00 to 0.35	2.06	-15.32 to -16.71
	2021	7,440	22.66 to 19.26	189,439	2.00 to 0.35	1.96	12.18 to 10.35
	2020	8,217	20.20 to 17.46	187,777	2.00 to 0.35	1.90	-1.95 to -3.56
	2019	9,391	20.60 to 18.10	221,165	2.00 to 0.35	1.50	18.90 to 16.95

Managed Volatility Moderate Portfolio Series I(*)	2023	56	24.25 to 21.90	1,771	1.75 to 0.80	2.56	9.77 to 8.73
	2022	74	22.30 to 19.95	2,034	1.75 to 0.80	2.57	-15.55 to -16.35
	2021	78	26.66 to 23.63	2,589	1.75 to 0.80	2.68	7.04 to 6.02
	2020	85	25.14 to 22.07	2,625	1.75 to 0.80	2.68	2.49 to 1.52
	2019	91	24.77 to 21.54	2,757	1.75 to 0.80	2.06	15.79 to 14.70

Managed Volatility Moderate Portfolio Series II(*)	2023	2,051	23.32 to 22.13	43,629	1.90 to 0.35	2.28	10.16 to 8.47
	2022	2,337	21.50 to 20.09	45,764	1.90 to 0.35	2.33	-15.39 to -16.69
	2021	2,656	25.81 to 23.74	61,983	1.90 to 0.35	2.47	7.38 to 5.73
	2020	3,016	24.41 to 22.11	66,826	1.90 to 0.35	2.46	2.69 to 1.11
	2019	3,418	31.18 to 24.14	74,347	1.90 to 0.45	1.84	15.90 to 14.24

Mid Cap Growth Trust Series I(*)	2023	109	53.52 to 42.88	6,001	1.75 to 0.80	0.00	17.76 to 16.66
	2022	118	45.88 to 36.42	5,523	1.75 to 0.80	0.00	-35.16 to -35.78
	2021	127	71.43 to 56.16	9,210	1.75 to 0.80	0.00	2.71 to 1.74
	2020	133	70.21 to 54.68	9,467	1.75 to 0.80	0.00	64.07 to 62.52
	2019	153	43.20 to 33.33	6,668	1.75 to 0.80	0.00	33.45 to 32.19

Mid Cap Growth Trust Series II(*)	2023	135	61.77 to 38.90	8,744	1.90 to 1.00	0.00	17.45 to 16.40
	2022	157	53.06 to 33.12	8,748	1.90 to 1.00	0.00	-35.42 to -36.00
	2021	162	82.91 to 51.28	14,000	1.90 to 1.00	0.00	2.27 to 1.36
	2020	179	81.80 to 50.14	15,173	1.90 to 1.00	0.00	63.37 to 61.91
	2019	218	50.52 to 30.69	11,414	1.90 to 1.00	0.00	32.91 to 31.72

66 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2023

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Mid Cap Index Trust Series I(*)	2023	66	$ 59.10 to $ 52.12	$ 4,159	1.75 % to 0.80%	1.07%	15.09 % to 14.00%
	2022	75	51.84 to 45.29	4,151	1.75 to 0.80	1.11	-14.12 to -14.93
	2021	78	60.94 to 52.74	5,066	1.75 to 0.80	0.88	23.22 to 22.06
	2020	85	49.93 to 42.80	4,507	1.75 to 0.80	1.56	12.31 to 11.25
	2019	95	44.88 to 38.11	4,526	1.75 to 0.80	1.11	24.59 to 23.41

Mid Cap Index Trust Series II(*)	2023	152	52.08 to 34.55	8,151	1.85 to 1.00	0.88	14.58 to 13.61
	2022	168	45.84 to 30.15	7,977	1.85 to 1.00	0.90	-14.44 to -15.17
	2021	191	54.03 to 35.24	10,557	1.85 to 1.00	0.66	22.72 to 21.69
	2020	218	44.40 to 28.72	9,841	1.85 to 1.00	1.40	11.85 to 10.90
	2019	240	40.04 to 25.67	9,779	1.85 to 1.00	0.93	24.19 to 23.13

Mid Value Trust Series I(*)	2023	30	52.52 to 49.20	1,534	1.75 to 1.40	1.12	16.87 to 16.47
	2022	32	44.94 to 42.24	1,408	1.75 to 1.40	0.84	-5.64 to -5.96
	2021	38	47.62 to 44.92	1,769	1.75 to 1.40	0.95	22.61 to 22.18
	2020	40	38.84 to 36.76	1,556	1.75 to 1.40	1.64	8.07 to 7.69
	2019	47	35.94 to 34.14	1,657	1.75 to 1.40	1.03	17.88 to 17.46

Mid Value Trust Series II(*)	2023	142	46.86 to 22.17	7,031	1.85 to 1.35	0.94	16.66 to 16.08
	2022	161	40.37 to 19.00	6,859	1.85 to 1.35	0.71	-5.80 to -6.27
	2021	160	43.06 to 20.17	7,234	1.85 to 1.35	0.79	22.43 to 21.82
	2020	173	35.35 to 16.47	6,389	1.85 to 1.35	1.46	7.91 to 7.37
	2019	204	32.92 to 15.27	7,000	1.85 to 1.35	0.89	17.56 to 16.97

Money Market Trust Series I(*)	2023	94	12.03 to 11.47	1,388	1.75 to 1.00	4.65	3.73 to 2.95
	2022	99	11.59 to 11.14	1,438	1.75 to 1.00	1.30	0.28 to -0.46
	2021	104	11.56 to 11.19	1,500	1.75 to 1.00	0.00	-0.99 to -1.73
	2020	109	11.68 to 11.39	1,598	1.75 to 1.00	0.32	-0.69 to -1.44
	2019	116	11.76 to 11.56	1,724	1.75 to 1.00	1.93	0.92 to 0.17

Money Market Trust Series II(*)	2023	437	12.27 to 10.58	4,975	1.85 to 1.00	4.44	3.52 to 2.65
	2022	530	11.85 to 10.30	5,856	1.85 to 1.00	1.02	0.07 to -0.77
	2021	607	11.84 to 10.38	6,724	1.85 to 1.00	0.00	-0.99 to -1.83
	2020	717	11.96 to 10.58	8,081	1.85 to 1.00	0.25	-0.76 to -1.60
	2019	791	12.05 to 10.75	9,012	1.85 to 1.00	1.73	0.72 to -0.13

Money Market Trust Series NAV(*)	2023	26	12.49 to 12.16	323	1.75 to 1.40	4.70	3.37 to 3.01
	2022	31	12.08 to 11.80	367	1.75 to 1.40	1.24	-0.06 to -0.41
	2021	44	12.09 to 11.85	530	1.75 to 1.40	0.00	-1.39 to -1.73
	2020	47	12.26 to 12.06	574	1.75 to 1.40	0.35	-1.07 to -1.42
	2019	55	12.39 to 12.24	675	1.75 to 1.40	2.00	0.57 to 0.22

Opportunistic Fixed Income Trust Series I(*)	2023	30	39.29 to 23.70	1,135	1.75 to 1.40	2.44	6.73 to 6.36
	2022	29	36.81 to 22.28	1,022	1.75 to 1.40	2.68	-12.35 to -12.66
	2021	31	42.00 to 25.51	1,251	1.75 to 1.40	2.70	-3.38 to -3.72
	2020	35	43.47 to 26.50	1,446	1.75 to 1.40	3.96	12.21 to 11.81
	2019	36	38.74 to 23.70	1,331	1.75 to 1.40	6.42	4.90 to 4.53

Opportunistic Fixed Income Trust Series II(*)	2023	236	20.96 to 12.69	4,679	1.90 to 1.00	2.47	6.90 to 5.94
	2022	253	19.78 to 11.87	4,763	1.90 to 1.00	2.44	-12.15 to -12.93
	2021	285	22.72 to 13.51	6,160	1.90 to 1.00	2.61	-3.23 to -4.10
	2020	285	23.69 to 13.96	6,430	1.90 to 1.00	3.67	12.50 to 11.49
	2019	321	21.25 to 12.41	6,506	1.90 to 1.00	6.18	5.03 to 4.09

Real Estate Securities Trust Series I(*)	2023	18	71.36 to 64.58	1,219	1.75 to 1.40	2.09	11.45 to 11.06
	2022	19	64.03 to 58.15	1,215	1.75 to 1.40	1.08	-29.50 to -29.75
	2021	20	90.83 to 82.78	1,775	1.75 to 1.40	1.48	44.75 to 44.24
	2020	21	62.75 to 57.39	1,302	1.75 to 1.40	1.87	-6.96 to -7.28
	2019	26	67.44 to 61.89	1,745	1.75 to 1.40	2.10	27.60 to 27.16

Real Estate Securities Trust Series II(*)	2023	64	51.64 to 24.13	3,219	1.85 to 1.00	1.92	11.68 to 10.74
	2022	71	46.63 to 21.61	3,255	1.85 to 1.00	0.81	-29.35 to -29.95
	2021	96	66.57 to 30.58	6,259	1.85 to 1.00	1.24	45.01 to 43.78
	2020	112	46.30 to 21.09	5,048	1.85 to 1.00	1.81	-6.74 to -7.53
	2019	120	50.07 to 22.61	5,862	1.85 to 1.00	1.88	27.80 to 26.72

Science & Technology Trust Series I(*)	2023	130	87.01 to 28.82	8,932	1.75 to 1.40	0.00	52.54 to 52.01
	2022	135	57.04 to 18.96	6,114	1.75 to 1.40	0.00	-36.57 to -36.79
	2021	138	89.93 to 29.99	9,875	1.75 to 1.40	0.00	7.02 to 6.65
	2020	160	84.03 to 28.12	10,544	1.75 to 1.40	0.00	55.26 to 54.72
	2019	175	54.12 to 18.18	7,521	1.75 to 1.40	0.12	36.14 to 35.66

Science & Technology Trust Series II(*)	2023	111	83.84 to 68.90	9,645	1.90 to 1.00	0.00	52.84 to 51.47
	2022	121	55.35 to 45.08	6,901	1.90 to 1.00	0.00	-36.40 to -36.97
	2021	141	87.81 to 70.88	12,813	1.90 to 1.00	0.00	7.23 to 6.27
	2020	140	82.63 to 66.10	11,798	1.90 to 1.00	0.00	55.59 to 54.19
	2019	162	53.59 to 42.48	8,831	1.90 to 1.00	0.00	36.37 to 35.15

67 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2023

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Select Bond Trust Series I(*)	2023	29	$ 14.42 to $ 13.16	$ 412	1.55 % to 0.80%	3.18%	5.25 % to 4.47%
	2022	33	13.70 to 12.60	443	1.55 to 0.80	2.90	-14.88 to -15.52
	2021	36	16.09 to 14.91	571	1.55 to 0.80	2.84	-1.98 to -2.72
	2020	34	16.42 to 15.33	548	1.55 to 0.80	2.47	8.21 to 7.40
	2019	48	15.17 to 14.27	725	1.55 to 0.80	2.52	8.08 to 7.27

Select Bond Trust Series II(*)	2023	3,618	12.95 to 11.70	46,081	2.00 to 1.00	3.04	4.83 to 3.79
	2022	3,710	12.35 to 11.27	45,406	2.00 to 1.00	2.74	-15.23 to -16.07
	2021	3,830	14.57 to 13.43	55,384	2.00 to 1.00	2.59	-2.37 to -3.35
	2020	3,867	14.93 to 13.89	57,592	2.00 to 1.00	2.85	7.77 to 6.70
	2019	3,893	13.85 to 13.02	54,109	2.00 to 1.00	2.36	7.65 to 6.58

Short Term Government Income Trust Series I(*)	2023	158	11.53 to 10.99	1,788	1.75 to 1.40	1.59	2.47 to 2.12
	2022	169	11.25 to 10.76	1,883	1.75 to 1.40	1.45	-7.78 to -8.10
	2021	176	12.20 to 11.71	2,114	1.75 to 1.40	1.70	-2.96 to -3.29
	2020	189	12.57 to 12.11	2,348	1.75 to 1.40	1.72	2.15 to 1.79
	2019	177	12.31 to 11.90	2,153	1.75 to 1.40	1.63	1.95 to 1.59

Short Term Government Income Trust Series II(*)	2023	202	11.51 to 10.54	2,191	1.85 to 1.00	1.33	2.60 to 1.74
	2022	244	11.22 to 10.36	2,607	1.85 to 1.00	1.23	-7.60 to -8.38
	2021	359	12.15 to 11.31	4,168	1.85 to 1.00	1.42	-2.76 to -3.58
	2020	406	12.49 to 11.73	4,908	1.85 to 1.00	1.67	2.36 to 1.49
	2019	236	12.20 to 11.56	2,787	1.85 to 1.00	1.38	2.15 to 1.29

Small Cap Index Trust Series I(*)	2023	6	43.11 to 40.97	254	1.75 to 1.40	1.24	14.88 to 14.48
	2022	6	37.53 to 35.78	218	1.75 to 1.40	1.01	-21.75 to -22.03
	2021	6	47.96 to 45.89	274	1.75 to 1.40	0.60	12.90 to 12.50
	2020	5	42.48 to 40.79	228	1.75 to 1.40	1.37	17.63 to 17.21
	2019	7	36.12 to 34.80	245	1.75 to 1.40	1.02	23.31 to 22.87

Small Cap Index Trust Series II(*)	2023	114	39.63 to 20.49	4,831	1.85 to 1.00	1.03	15.07 to 14.10
	2022	117	34.73 to 17.80	4,298	1.85 to 1.00	0.79	-21.60 to -22.26
	2021	130	44.68 to 22.71	6,132	1.85 to 1.00	0.38	13.11 to 12.16
	2020	134	43.32 to 39.83	5,655	1.85 to 1.40	1.23	17.39 to 16.87
	2019	145	36.90 to 34.08	5,222	1.85 to 1.40	0.77	23.04 to 22.49

Small Cap Opportunities Trust Series I(*)	2023	45	61.28 to 57.00	2,741	1.75 to 1.40	0.40	16.41 to 16.01
	2022	46	52.64 to 49.13	2,412	1.75 to 1.40	0.50	-11.31 to -11.62
	2021	49	59.35 to 55.60	2,885	1.75 to 1.40	0.48	29.28 to 28.82
	2020	51	45.91 to 43.16	2,339	1.75 to 1.40	0.71	8.35 to 7.97
	2019	54	42.37 to 39.97	2,263	1.75 to 1.40	0.39	23.79 to 23.36

Small Cap Opportunities Trust Series II(*)	2023	105	53.79 to 33.72	6,022	1.85 to 1.00	0.22	16.66 to 15.67
	2022	116	46.50 to 28.90	5,767	1.85 to 1.00	0.31	-11.14 to -11.89
	2021	123	52.77 to 32.53	6,871	1.85 to 1.00	0.31	29.55 to 28.45
	2020	131	41.08 to 25.11	5,697	1.85 to 1.00	0.54	8.56 to 7.64
	2019	140	38.17 to 23.13	5,634	1.85 to 1.00	0.16	24.01 to 22.96

Small Cap Stock Trust Series II(*)	2023	37	44.13 to 33.22	1,671	1.90 to 1.00	0.00	14.74 to 13.71
	2022	56	38.80 to 28.96	2,178	1.90 to 1.00	0.00	-31.94 to -32.55
	2021	61	57.53 to 42.54	3,494	1.90 to 1.00	0.00	0.05 to -0.85
	2020	70	58.02 to 42.52	4,002	1.90 to 1.00	0.00	49.72 to 48.38
	2019	73	39.10 to 28.40	2,832	1.90 to 1.00	0.00	36.37 to 35.15

Small Cap Value Trust Series II(*)	2023	54	38.15 to 27.01	2,078	1.85 to 1.00	0.21	12.72 to 11.76
	2022	56	34.13 to 23.96	1,945	1.85 to 1.00	0.66	-11.38 to -12.12
	2021	61	38.84 to 27.04	2,407	1.85 to 1.00	0.33	24.72 to 23.66
	2020	69	31.41 to 21.68	2,185	1.85 to 1.00	0.85	-7.88 to -8.66
	2019	80	34.39 to 23.53	2,777	1.85 to 1.00	0.37	25.08 to 24.02

Small Company Value Trust Series I(*)	2023	31	59.55 to 59.00	1,848	1.75 to 1.40	0.27	11.91 to 11.52
	2022	33	53.21 to 52.91	1,764	1.75 to 1.40	0.00	-19.86 to -20.14
	2021	37	66.40 to 66.25	2,454	1.75 to 1.40	0.31	21.00 to 20.57
	2020	40	54.95 to 54.88	2,196	1.75 to 1.40	0.29	7.72 to 7.34
	2019	45	51.19 to 50.94	2,308	1.75 to 1.40	0.83	23.78 to 23.35

Small Company Value Trust Series II(*)	2023	99	43.82 to 28.13	4,715	1.85 to 1.00	0.09	12.25 to 11.31
	2022	111	39.37 to 25.06	4,741	1.85 to 1.00	0.00	-19.75 to -20.43
	2021	131	49.48 to 31.22	7,007	1.85 to 1.00	0.13	21.29 to 20.27
	2020	154	41.14 to 25.74	6,772	1.85 to 1.00	0.11	7.98 to 7.07
	2019	176	38.42 to 23.84	7,182	1.85 to 1.00	0.67	23.97 to 22.92

Strategic Income Opportunities Trust Series I(*)	2023	75	24.23 to 22.62	1,809	1.75 to 1.40	3.42	5.88 to 5.51
	2022	80	22.88 to 21.44	1,840	1.75 to 1.40	3.44	-11.31 to -11.62
	2021	86	25.80 to 24.25	2,243	1.75 to 1.40	3.34	-0.50 to -0.85
	2020	95	25.93 to 24.46	2,455	1.75 to 1.40	1.63	7.08 to 6.71
	2019	104	24.22 to 22.92	2,504	1.75 to 1.40	2.65	9.37 to 8.98

68 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2023

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Strategic Income Opportunities Trust Series II(*)	2023	148	$ 21.61 to $ 15.10	$ 3,363	1.85 % to 1.00%	3.22%	6.17 % to 5.27%
	2022	158	20.52 to 14.22	3,432	1.85 to 1.00	3.12	-11.19 to -11.94
	2021	182	23.31 to 16.01	4,487	1.85 to 1.00	3.07	-0.30 to -1.15
	2020	192	23.58 to 16.06	4,765	1.85 to 1.00	1.39	7.28 to 6.37
	2019	221	22.16 to 14.97	5,150	1.85 to 1.00	2.48	9.65 to 8.72

Total Bond Market Series Trust NAV(*)	2023	40	13.03 to 11.99	519	1.55 to 0.80	2.72	4.45 to 3.67
	2022	44	12.48 to 11.56	546	1.55 to 0.80	2.58	-14.05 to -14.69
	2021	49	14.52 to 13.55	701	1.55 to 0.80	2.34	-2.64 to -3.37
	2020	46	14.91 to 14.02	671	1.55 to 0.80	1.91	6.53 to 5.73
	2019	64	14.00 to 13.26	880	1.55 to 0.80	2.28	7.44 to 6.63

Total Bond Market Trust Series II(*)	2023	480	12.35 to 11.21	5,632	1.90 to 1.00	2.57	3.98 to 3.05
	2022	430	11.88 to 10.88	4,889	1.90 to 1.00	2.57	-14.44 to -15.20
	2021	444	13.88 to 12.83	5,935	1.90 to 1.00	2.41	-3.07 to -3.94
	2020	358	14.32 to 13.35	4,927	1.90 to 1.00	2.16	6.04 to 5.09
	2019	336	13.51 to 12.71	4,371	1.90 to 1.00	2.37	6.95 to 5.99

Total Stock Market Index Trust Series I(*)	2023	88	42.72 to 40.53	3,731	1.75 to 1.40	1.05	23.79 to 23.36
	2022	97	34.51 to 32.86	3,353	1.75 to 1.40	1.06	-21.51 to -21.79
	2021	102	43.97 to 42.01	4,461	1.75 to 1.40	1.07	22.72 to 22.29
	2020	110	35.83 to 34.35	3,914	1.75 to 1.40	1.71	19.75 to 19.33
	2019	123	29.92 to 28.79	3,641	1.75 to 1.40	1.55	27.83 to 27.38

Total Stock Market Index Trust Series II(*)	2023	119	50.33 to 26.26	6,269	1.85 to 1.35	0.89	23.58 to 22.96
	2022	125	40.93 to 21.25	5,370	1.85 to 1.35	0.86	-21.61 to -22.00
	2021	133	52.47 to 27.11	7,275	1.85 to 1.35	0.90	22.53 to 21.92
	2020	141	43.04 to 22.12	6,301	1.85 to 1.35	1.58	19.56 to 18.96
	2019	145	36.18 to 18.71	5,452	1.85 to 1.00	1.33	28.12 to 27.03

Ultra Short Term Bond Trust Series II(*)	2023	1,469	12.12 to 10.55	16,320	2.00 to 1.00	2.53	3.37 to 2.35
	2022	1,784	11.73 to 10.31	19,266	2.00 to 1.00	1.40	-2.03 to -3.00
	2021	1,440	11.97 to 10.63	15,993	2.00 to 1.00	1.58	-1.65 to -2.63
	2020	1,924	12.75 to 10.92	21,857	2.00 to 0.35	1.97	0.92 to -0.73
	2019	1,560	12.63 to 11.00	17,870	2.00 to 0.35	1.72	2.55 to 0.88

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2023

7. Unit Values (continued):

(*) Sub-account that invests in affiliated Trust.

(a) As the unit fair value is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b) These ratios represent the annualized contract expenses of the separate account, consisting primarily of the items known as “Revenue from underlying fund (12b-1, STA, Other)” and “Revenue from Sub-account” (formerly referred to as the administrative maintenance charges and sales and service fees (AMC and SSF)). The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to unitholder accounts through the redemption of units and expenses of the underlying fund are excluded.

(c) These ratios represent the distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.

(d) These ratios, represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2023

8. Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code (“the Code”). Under the provisions of Section 817(h) of the Code, a Contract will not be treated as a variable annuity contract for federal tax purposes for any period for which the investments of the Account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirement set forth in regulations issued by the Secretary of the Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and the Account will continue to meet such requirements.

9. Contract Charges

The expense ratio represents the contract expenses of the Account for the period indicated and includes only those expenses that are charged through a reduction of the unit value. Included in this category are mortality and expense charges, and the cost of any riders the policy holder has elected. These fees range between 0.35% and 2.00% of net assets of the sub-account depending on the type of contract. In addition, annual contract charges of up to $30 per policy are made through redemption of units.

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